EXHIBIT 99.2

                                                                       Form No.5
                                                                          Page 1
                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                                  )          CHAPTER 11
SUNTERRA CORPORATION ET AL.,            )          Case No. 00-5-6931-JS
                                        )
                  Debtor(s)             )

MONTHLY OPERATING REPORT   Calendar Month  JUNE 1 TO   JUNE 30, 2000

                        FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNT STATUS:         Cash _____________      Accrual   X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. ANN COHEN, VICE PRESIDENT
       6177 SOUTH LAKE ELLENOR DRIVE, ORLANDO, FLORIDA 32809 (407) 532-1000

3.     EMPLOYEE INFORMATION:
       Number of employees paid this period:              825
                                                        -----
       Current number of employees                        825
                                                        -----
       Gross monthly payroll:
           Officers, directors and principals                  $437,776
                                                        ---------------
           Other employees                                   $6,280,911
                                                        ---------------
       All post-petition payroll obligations
       including payroll taxes are current.  Exceptions:  NONE

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes, explain:

5.     Are all BUSINESS LICENSES or BONDS current?
           Yes  X   No ____  Not Applicable ____

6.     PRE-PETITION ACCOUNTS RECEIVABLE:
       CALCULATION IN PROCESS, WILL SUPPLY AT A LATER DATE.

           Collected this Period            $_____________
           Ending Balance                   $_____________

7.     POST-PETITION ACCOUNTS RECEIVABLE:
       CALCULATION IN PROCESS, WILL SUPPLY AT A LATER DATE.
       0-30 Days:  $________   31-60 Days: $________   Over 60 Days: $________

                                                                      Form No.5
                                                                        (Page 2)

If there are any POST-PETITION Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes ____    No ____.

8.     POST-PETITION ACCOUNTS PAYABLE:
       ATTACHMENT A REPRESENTS CONSOLIDATED ACCOUNT PAYABLE AGING FOR JUNE 30, 2000.
       0-30 Days:  $________    31-60 Days: $________    Over 60 Days: $________

If there are any POST-PETITION Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9.     TAXES:  Are all taxes being paid to the proper taxing authorities when due?
       Yes  X     No ____.

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

10.    BANK ACCOUNTS:  Have you changed banks or any other financial institution
       during this period: Yes  X     No ____.

       If yes, explain:    BANK OF AMERICA OPERATING ACCOUNT WAS CLOSED IN JUNE
                           2000

11.    Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and
       are all current? Yes  X     No ____.

       If no, explain:_________________________________________________________
       ________________________________________________________________________

12.    INSURANCE:  Policy expiration dates: SEE ATTACHMENT B

       Auto and Truck _________________     Liability     __________________
       Fire           _________________     Workers Comp  __________________
       Other          _________________     Expires       __________________

13.    ACTIONS OF DEBTOR.  During the last month, did the Debtor:
       (a) Fail to defend or oppose any action seeking to dispossess the debtor
       from control or custody of any asset of the estate? Yes ____    No  X .

       If yes, explain: ________________________________________________________
       _________________________________________________________________________

       OR consent to relief from the automatic stay (Section 362)?
       Yes ____   No  X .

       If yes, explain: ________________________________________________________
       _________________________________________________________________________

                                                                      Form No.5
                                                                        (Page 3)

       (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No___

       If no, explain:________________________________________________________
______________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (includingsales by creditors)?
       Yes ____ No   X .

       If yes, explain:________________________________________________________
_______________________________________________________________________________

       If yes, a copy of court order authorizing the referenced action MUST be attached.

Please discuss any pending motions to sell estate assets:  SEE ATTACHMENT C

    TYPE OF MOTION       BRIEF DESCRIPTION OF ASSET          PROJECTED INCOME
    --------------       --------------------------          ----------------
_____________________   _____________________________      ____________________
_____________________   _____________________________      ____________________
_____________________   _____________________________      ____________________

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: ____

15.    PAYMENTS TO SECURED CREDITORS during Reporting Period:

                 FREQUENCY OF     AMOUNT      NEXT     POST-PETITION
                 PAYMENTS PER     OF EACH     PAYMENT  PMTS. NOT MADE
CREDITOR         CONTRACT         PAYMENT     DUE      NO. AMT
-------------------------------------------------------------------------------
ABLECO/CERBERUS                  $515,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
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16.    PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents,
       Auctioneers, Appraisers, etc.) during Reporting Period:

PROFESSIONAL                SERVICE                     AMOUNT PAID
------------                -------                     -----------
SITRICK & COMPANY         PUBLIC RELATIONS                $57,500

NOTE: If payments were made to any professional during the reporting period, a copy of the order authorizing payment MUST be attached.

17.    QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
       Monthly Disbursements:             Month 1      $____________
       (calendar quarter)                 Month 2      $____________
                                          Month 3      $____________
                                          Total        $____________
       Fee Paid $ 0


VERIFICATION

       I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:            AUGUST 30, 2000                DEBTOR IN POSSESSION

Name/Title:       DAVID HAWTHORNE, CFO           By: /s/DAVID HAWTHORNE
                                                     ------------------

Address:          6177 SOUTH LAKE ELLENOR DRIVE, ORLANDO, FLORIDA 32809

Telephone:        (407) 532-1000
                  ------------------


REMINDER:  Attach copies of debtor in possession bank statements.

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

--------------------------------------------------------------------------------
The business of the Debtor is complex. While every effort has been made to make the June Monthly Operations Report accurate and complete, unintentional errors or omissions may exist. In the event that errors or omissions are discovered, the June Operating Report will be supplemented and/or amended as appropriate.

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

SUNTERRA INVOICE AGING SUMMARY
REPORT DATE : 26 JUN 00

                                        % OF TOTAL              % OF TOTAL                  % OF TOTAL                  % OF TOTAL
                            30 DAYS     30 DAYS    31-60 DAYS   60 DAYS        GREATER      GREATER          TOTAL        AMOUNT
        RESORT              OR LESS     OR LESS      OR LESS    OR LESS        THAN 60      THAN 60          AMOUNT     OUTSTANDING
        ------              --------- ----------   ---------- -----------   ------------- ----------     -------------- -----------
     DEBTOR GROUP

Alliance                    34,382.41    0.8%       43,235.75     0.5%         236,127.86     1.5%          313,746.02      1.1%
Bent Creek                                 -                       -             1,530.00     0.0%            1,530.00      0.0%
Breckenridge                    25.88    0.0%        2,396.61     0.0%             154,99     0.0%            2,577.43      0.0%
Construction                               -                       -                           -                     -        -
Coral Reef                   2,500.00    0.1%       13,986.80     0.1%          16,479.80     0.1%           32,966.60      0.1%
Corporate                  975,341.03    23.9%   4,424,273.93    46.9%      10,739,930.07    69.1%       16,139,545.03      55.6%
Cypress                     33,370.39    0.8%      102,280.50     1.1%          53,931.45     0.3%          189,582.34      0.7%
Design International        69,046.22    1.7%      490,479.69     5.2%         946,630.74     6.1%        1,506,156.65      5.2%
FATT                        64,631.79    1.6%      109,891.04     1.2%          17,011.42     0.1%          191,534.25      0.7%
Flamingo                   350,293.86    8.6%      156,585.29     1.7%             937.63     0.0%          507,816.78      1.7%
Ft Lauderdale Beach                        -                       -                           -                     -        -
Ft Lauderdale Breakers       3,774.20    0.1%       10,237.69     0.1%         166,427.75     1.1%          180,439.64      0.6%
Grand Beach                137,586.39    3.4%      149,084.27     1.6%         405,989.00     2.6%          692,659.66      2.4%
Greensprings                 1,055.48    0.0%      128,822.40   27876.4%        27,876.42     0.2%          157,754.30      0.5%
Harbour Lights               9,266.42    0.2%       35,061.91     0.4%          22,538.67     0.1%           66,867.00      0.2%
Harich Tahoe                        -      -                -      -              (493.85)  (0.0)%             (493.85)    (0.0)%
Lake Tahoe EVR             319,800.82    7.8%      299,948.60     3.2%         286,100.01     1.8%          905,849.43      3.1%
National Sales                             -         2,124.63     0.0%           4,764.38     0.0%            6,889.01      0.0%
North Bay                           -      -                       -                28.50     0.0%               28.50      0.0%
Northern VA Sales           14,732.44    0.4%       18,000.53     0.2%           6,065.76     0.0%           38,798.73      0.1%
Ownershares                145,708.86    3.6%      743,263.38     7.9%         515,684.42     3.3%        1,404,656.66      4.8%
Palm Springs                17,538.52    0.4%       52,939.85     0.6%           1,522.16     0.0%           72,000.53      0.2%
Plantation                  76,641.05    1.9%      201,893.65     2.1%          52,981.07     0.3%          331,515.77      1.1%
Polynesian                   1,475.40    0.0%        9,124.74     0.1%          20,950.75     0.1%           31,550.89      0.1%
Powhatan                            -      -        42,692.02     0.5%          66,577.49     0.4%          109,269.51      0.4%
Resort Services                            -                       -                           -                     -        -
Ridge Point                                -                       -                           -                     -        -
RMI                          9,127.24    0.2%      159,281.76     1.7%         209,023.15     1.3%          377,432.15      1.3%
RMI Carlsbad                38,489.89    0.9%       24,934.21     0.3%          35,816.00     0.2%           99,240.10      0.3%
RMI Myrtle Beach            31,797.73    0.8%       56,483.84     0.6%          40,066.49     0.3%          128,348.06      0.4%
RMI Orlando                 72,479.06    1.8%      281,822.69     3.0%         136,804.98     0.9%          491,106.73      1.7%
RMI Puerto Rico                            -                       -                           -                     -        -
RMI Virginia               201,818.41    5.0%      394,689.40     4.2%         341,278.53     2.2%          937,786.34      3.2%
Royal Dunes                  2,860.76    0.1%       25,022.11     0.3%          60,577.46     0.4%           88,460.33      0.3%
Royal Palm                 356,116.05    8.7%        8,805.80     0.1%          17,436.41     0.1%          382,358.26      1.3%
San Luis Bay                57,313.74    1.4%       61,848.95     0.7%          10,624.07     0.1%          129,786.76      0.4%
Santa Fe                    39,010.01    1.0%       44,534.75     0.5%           1,399.57     0.0%           84,944.33      0.3%
Savoy                          232.04    0.0%       14,597.80     0.2%           7,181.87     0.0%           22,011.71      0.1%
Scottsdale                  63,616.23    1.6%      188,919.77     2.0%          55,423.89     0.4%          307,959.89      1.1%
Sedona                     307,012.64    7.5%      207,013.11     2.2%           4,980.42     0.0%          519,006.17      1.8%
Sedona Golf                                -                       -                           -                     -        -
Steamboat                    4,119.79    0.1%       23,561.98     0.2%           1,299.22     0.0%           28,980.99      0.1%
Sun Finance                212,404.76    5.2%      235,104.20     2.5%         673,119.56     4.3%        1,120,628.52      3.9%
Tahoe Beach & Ski            5,601.18    0.1%               -      -                39.80     0.0%            5,640.98      0.0%
Tahoe Roundhill            211,215.26    5.2%       95,953.32     1.0%         102,271.07     0.7%          409,439.65      1.4%
Tahoe Seasons                              -                       -                           -                     -        -
Town Square                194,825.65    4.8%      535,406.66     5.7%         227,888.13     1.5%          958,120.44      3.3%
Town Square Phase II                       -                       -                           -                     -        -
 Villas on the Lake         11,437.99    0.3%       35,997.64     0.4%          23,140.21     0.1%           70,575.84      0.2%

                         ------------            ------------               -------------                --------------
              TOTAL      4,076,649.54   100.0%   9,430,301.27    100.0%     15,538,117.32    100.0%      29,045,068.13     100.0%
                                 14.0%                   32.5%                       53.5%                       100.0%

    NON-DEBTOR GROUP

Club                        92,192.95    25.9%     244,252.60    59.5%       4,458,437.07    90.7%        4,794,882.62     84.4%
Encore                       8,591.29    2.4%       17,783.57     4.3%          80,991.85     1.6%          107,366.71      1.9%
ITI                         11,951.21    3.4%          765.31     0.2%           1,504.71     0.0%           14,221.23      0.3%
Pacific Northwest            5,917.96    1.7%       42,945.84    10.5%           4,689.04     0.1%           53,552.84      0.9%
RPM                         18,249.56    5.1%       64,818.40    15.8%         277,804.92     5.7%          360,872.88      6.4%
RPM at Town Village                        -                       -                           -                              -
RPM Branson                         -      -                -      -            (4,144.07)   (0.1)%         (4,144.07)     (0.1)%
Sunterra Communications     23,723.02    6.7%       18,425.89     4.5%           8,836.93    0.2%           50,985.84      0.9%
Sun Travel                   6,037.26    1.7%          799.15     0.2%                  -      -              6,836.41      0.1%
VI                         188,820.51    53.1%      20,406.50     5.0%          86,039.65     1.8%          295,266.66      5.2%

                         ------------            ------------              --------------                -------------
                           355,483.76   100.0%     410,197.26    100.0%      4,914,160.10    100.0%       5,679,841.12     100.0%
                                  6.3%                    7.2%                       86.5%                       100.0%


                         ------------            ------------               -------------                --------------
             TOTAL       4,432,133.30            9,840,498.53               20,452,277.42                34,724,909.25
             -----
                         ============            ============               =============                ==============
                                 12.8%                   28.3%                       58.9%                       100.0%

SUNTERRA CORPORATION INSURANCE SCHEDULE 6/1/00-12/1/01
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AFCO FINANCE AGREEMENT - ACCOUNT NUMBER 72-54063-8
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
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      POLICY NAME          POLICY        CARRIER          COVERAGES                        POLICY PERIOD       INSUREDS TO POLICY
                           NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Corporate Directors &   YB001931     Genesis Ins. Co. Limit(s)                             2/22/00-2/27-01  Sunterra Corporation,
Officer's Coverage -                                  $10,000,000                                           and all of its
First Layer                                           Deductible/Retention                                  subsidiaries and/or
                                                      $250,000                                              entities
------------------------------------------------------------------------------------------------------------------------------------
Corporate Directors &   NDA012112396 Reliance Ins.    Limit(s)    $5,000,000 x             2/22/00-2/27-01  Sunterra Corporation,
Officer's Coverage -                 Co.              $10,000,000                                           and all of its
Second Layer                                          Deductible/Retention                                  subsidiaries and/or
                                                      (Included above)                                      entities
------------------------------------------------------------------------------------------------------------------------------------
Corporate Directors &   YXB001937    Genesis Ins. Co. Limit(s)   $10,000,000 x             2/22/00-2/27-01  Sunterra Corporation,
Officer's Coverage -                                  $15,000,000                                           and all of its
Third Layer                                           Deductible/Retention                                  subsidiaries and/or
                                                      (Included above)                                      entities
------------------------------------------------------------------------------------------------------------------------------------
Umbrella General        TUU3577947   Great American   Limit(s)   $50,000,000 x             3/1/00-3/1/01    Sunterra Corporation,
Liability                            Ins. Co.         $2,000,000                                            and all of its s
                                                      Deductible/Retention                                  subsidiaries and/or
                                                      $10,000 x of $50,000                                  entities
                                                      retention in the primary
                                                      GL policy
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Excess Umbrella         G20115476    Indemnity Ins.   Limit(s)   $50,000,000 x             3/1/00-3/1/01    Sunterra Corporation,
General Liability                    Co. of North     $50,000,000                                           and all of its
                                     America          Deductible/Retention                                  subsidiaries and/or
                                                      (Included above)                                      entities
----------------------------------------------------------------------------------------------------------------------------------
Primary General         HDOG18072166 ACE American     Limit(s)   $2,000,000 Aggregate      3/1/00-4/15/00   Sunterra Corporation,
Liability Policy                     Ins. Co.         Deductible/Retention                                  and all of its
Extension                                             (Included above)                                      subsidiaries and/or
3/1/00-4/15/00                                                                                              entities
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Marina Operators        YD5722652    ACE American     Limit(s)                             3/1/00-3/1/01    Sunterra Corp. etal
Liability                            Ins. Co.         $2,000,000                                            Powhatan Plantation
                                                      Deductible/Retention $1,000                           Campground & Marina,
                                                                                                            Sunterra Corp. etal
                                                                                                            Villas on the Lake
                                                                                                            Resort, Sunterra
                                                                                                            Corp. etal Plantation
                                                                                                            at Fall Creek Resort
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General Liability /     T700375005120TIG Ins. Co.     Limit(s)   $2,000,000                 3/1/00-3/1/01   Sunterra Corp. dba
SPA for Ridge Spa &                                                                                         The Ridge Spa &
Racquet Club                                                                                                racquet Club
                                                                                                            Sunterra Resorts,
                                                                                                            Club Sunterra
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TOTALS
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

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AFCO FINANCE AGREEMENT - ACCOUNT NUMBER 72-54469-2
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
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      POLICY NAME          POLICY        CARRIER             COVERAGES          POLICY PERIOD       INSUREDS TO POLICY
                           NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Employment Practices       1079818     Lexington Ins.   Limit(s)  $15,000,000    4/8/00-4/8/01      Sunterra Resorts, Inc.
Liability                              Co.              Deductible/Retention
                                                        $50,000
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

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IMPERIAL FINANCE AGREEMENT - ACCOUNT NUMBER 468028-0
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
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      POLICY NAME          POLICY        CARRIER              COVERAGES                  POLICY PERIOD       INSUREDS TO POLICY
                           NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Property policy -       168601L         Lloyds of          Limit(s) $2,500,000           3/1/00-3/1/01   Sunterra Corporation, and
First layer                             London             Aggregate                                     all of its subsidiaries
                                                           Deductible/Retention                          and/or entities
                                                           & cause of loss
                                                           varies by location &
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Property policy -       168602L         Lloyds of          Limit(s) $2,500,000            3/1/00-3/1/01   Sunterra Corporation, and
Second layer                            London             x $2,500,000 Aggregate                         all of its subsidiaries
                                                                                                          and/or entities
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Property policy -       GPAD34572709    Indemnity Ins.     Limit(s) $20,000,000 x        3/1/00-3/1/01    Sunterra Corporation, and
Third layer                             Co. of North       $5,000,000                                     all of its subsidiaries
                                        America                                                           and/or entities
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Property policy -       168603L         Lloyds of          Limit(s) $50,000,000 x         3/1/00-3/1/01   Sunterra Corporation, and
Fourth layer                            London - Royal     $25,000,000                                    all of its subsidiaries
                                        Surplus Lines                                                     and/or entities
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Property policy -       KHD314576       Indemnity Ins.     Limit(s) $50,000,000 x         3/1/00-3/1/01   Sunterra Corporation, and
Fifth layer                             Co. of North       $75,000,000                                    all of its subsidiaries
                                        America                                                           and/or entities
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Boiler & Machinery      M5JBMG272K936   Travelers Ins.     Limit(s) $50,000,000           3/1/00-3/1/01   Sunterra Corporation, and
                                        Co.                                                               all of its subsidiaries
                                                                                                          and/or entities
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Foreign DIC Liability   IDC68279405     Fireman's Fund     Limit(s)   $1,000,000          3/1/00-3/1/01   Sunterra Corporation, and
                                        Ins. Co.                                                          all of its subsidiaries
                                                                                                          and/or entities
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TOTALS
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POLICIES WHICH ARE NOT FINANCED OR ARE FINANCED DIRECTLY THROUGH THE CARRIER
------------------------------------------------------------------------------------------------------------------

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      POLICY NAME          POLICY        CARRIER                      COVERAGES           POLICY PERIOD       INSUREDS TO POLICY
                           NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
Primary General         GL00200395   St. Paul Fire &    Limit(s)   $2,000,000              4/15/00-6/15/00  Sunterra Corporation,
Liability                            Marine Ins. Co.    Aggregate                                           and all of its
                                                        Deductible/Retention                                Subsidiaries and/or
                                                        $50,000                                             entities
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Fiduciary Liability      LF30625610  Legion Ins. Co.    Limit(s)   $2,500,000              8/26/99-9/01/00  Sunterra Corporation
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Mortgage Bankers         HCL2002942  Philadelphia       Limit(s)                           6/1/00-6/1/01    Sunterra Corporation,
Errors & Omissions                   Indemnity Ins.     $5,000,000                                          and all of its
                                           Co.          Deductible/Retention                                Subsidiaries and/or
                                                        $10,000                                             entities
------------------------------------------------------------------------------------------------------------------------------
Worker's Compensation   KWP80814194   Fireman's Fund    Limit(s)   $1,000,000              6/15/99-6/15/00  Sunterra Corporation,
                                      Ins. Co.          Per Accident                                        and all of its
                                                                                                            Subsidiaries and/or
                                                                                                            entities
-----------------------------------------------------------------------------------------------------------------------------------
Blanket Crime             8594586     National Union    Limit(s)   $3,000,000              8/31/99-8/31/00  Sunterra Corporation
                                                        Deductible/Retention
                                                        $25,000
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Liability & Auto Claim      N/A       ACE / ESIS        N/A                                Run-out          Sunterra Corporation,
payments                                                                                                    and all of its
                                                                                                            Subsidiaries and/or
                                                                                                            entities
------------------------------------------------------------------------------------------------------------------------------------
Automobile Liability                       TIG        Limit(s)                             3/1/00-3/1/01    Sunterra Corporation,
                                                      $1,000,000                                            and all of its
                                                      Deductible/Retention $500                             Subsidiaries and/or
                                                                                                            entities
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TOTALS
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

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NON-CANCELABLE BONDS
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
-----------------------------------------------------------------------------------------------------------------------------------
      BOND NUMBER        EFFECTIVE       OBLIGEE                      PRNICIPAL              AMOUNT OF BOND         PREMIUM AMOUNT
                          DATE AND
                        EXPIRATION/
                        RENEWAL DATE
------------------------------------------------------------------------------------------------------------------------------------
       190430208        12/15/1999     Nevada Real             Sunterra Resorts, Inc.            $50,000                 $670
                        - 12/15/00   Estate Division
------------------------------------------------------------------------------------------------------------------------------------
       190430220        12/8/98-       Puerto Rico              Royal Palm Beach Club         $3,415,741              $34,157
                        12/8/99      Dept of Tourism
------------------------------------------------------------------------------------------------------------------------------------
       929086313        7/20/99-      Commonwealth of          Sunterra St. Croix, Inc.         $100,000                 $670
                        7/20/99         Puerto Rico
------------------------------------------------------------------------------------------------------------------------------------
       929107608        9/7/99-         Lake Tahoe              Sunterra Corporation            $947,836               $1,870
                        9/7/00        Vacation Resort
                                       Owners Assoc.
------------------------------------------------------------------------------------------------------------------------------------
       929118461        6/3/99-       Commonwealth of                Sunterra                   $100,000                 $670
                         6/3/00         Puerto Rico
------------------------------------------------------------------------------------------------------------------------------------
       929118466        11/9/99-        Puerto Rico              AKGI St. Maartens              $250,851               $1,681
                        11/9/00       Dept of Tourism
------------------------------------------------------------------------------------------------------------------------------------
       929118601        2/17/00-        Ridge Pointe                 Sunterra                   $126,732                 $849
                         2/17/01     Property Owners
                                            Assoc
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                        $4,991,160              $40,567
------------------------------------------------------------------------------------------------------------------------------------

ATTACHMENT C


                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:  SUNTERRA CORPORATION, et al.,         Case Nos. 00-5-6931-JS through
                                                        00-5-6967-JS
                                                        (Chapter 11)
                                              (JOINTLY ADMINISTERED UNDER
                   DEBTORS.                    CASE NO. 00-5-6931-JS)

 *      *      *     *      *      *      *      *      *      *      *      *

                        *DEBTORS' MOTION FOR APPROVAL OF
                  (I) SALE OF REAL PROPERTY AND RELATED ASSETS
                   FREE AND CLEAR OF LIENS AND ENCUMBRANCES,
                    (II)ASSUMPTION AND ASSIGNMENT OF CERTAIN
                    EXECUTORY CONTRACTS AND LEASES AND (III)
                PAYMENT OF BROKERAGE FEE IN CONNECTION WITH SALE
                      (CARAMBOLA BEACH RESORT, ST. CROIX)

       Sunterra Corporation, et al., debtors and debtors in possession (collectively, the "Debtors"), file this Motion for Approval of (I) Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances and (II) Assumption and Assignment of Certain Executory Contracts and Leases and (III) Payment of Brokerage Fee in Connection with Sale (Carambola Beach Resort, St. Croix) (the "Motion") pursuant to 11 U.S.C. ss. 363(b) and (f) and for the reasons therefor state as follows:

                                  JURISDICTION

       1. This Court has jurisdiction over this Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334, 11 U.S.C. ss.ss. 105, 363(b) and (f), 365 and Federal Rules of Bankruptcy Procedure 6004 and 6006. Venue lies properly in this Court, pursuant to 28 U.S.C. ss.ss. 1408 and 1409. This matter is a core proceeding pursuant to 28 U.S.C. ss. 157.

       2. The relief sought with this Motion is based upon 11 U.S.C. ss.ss. 363 and 365 of the Bankruptcy Code and Rules 6004 and 6006 of the Federal Rules of Bankruptcy Procedure.

                   THE CHAPTER 11 REORGANIZATION PROCEEDINGS

       3. On May 31, 2000 (the "Petition Date"), Sunterra Corporation ("Sunterra") and 36 of its affiliates each filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code. On June 30, 2000, a 37th affiliate, Design Internationale-RMI, Inc., also filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code. The Debtors continue in the possession of their respective properties and the management of their respective businesses as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

       4. On the Petition Date the Court, upon the Debtors' motion, entered an Order for the joint administration of the Debtors' cases.

       5. On June 15, 2000, the United States Trustee appointed an official committee of unsecured creditors (the "Creditors' Committee"). No trustee or examiner has been appointed in the Debtors' Chapter 11 case.

                   THE DEBTORS AND THEIR BUSINESS OPERATIONS

       6. Sunterra owns or controls, directly or indirectly, in excess of 150 subsidiary corporations and partnerships (the "Affiliates," and collectively with Sunterra, the "Company"). Thirty-seven of the Affiliates, as well as Sunterra, are debtors and debtors in possession herein.

       7. The Company is the world's largest vacation ownership company, having 90 resort locations and in excess of 300,000 owner families in North America, Europe, the Pacific, the Caribbean and Japan. As of the Petition Date, the Debtors employed approximately 1600 full and part time employees. The Debtors also utilize the services of approximately 550 individuals who are compensated as independent sales agents.

8. The Company's operations consist of a number of businesses including, among others: (a) the marketing and sale to the public at the Company's resort locations and off-site sales centers of (i) vacation ownership interests (commonly known as "timeshares") which entitle the purchaser to use a fully-furnished vacation residence, generally for a one-week period each year in perpetuity, which are known as "vacation intervals;" and (ii) "vacation points" which may be redeemed for occupancy rights for varying lengths of stay at participating resort locations (collectively, the "Vacation Interests"); (b) the acquisition, development and operation of vacation ownership resorts; (c) the provision of collateralized consumer financing to individual purchasers for the purchase of vacation intervals and vacation points at the Company's resort locations and off-site sales centers; and (d) the provision of resort rental, management, maintenance and collection services for which the Company receive fees paid by the resorts' homeowners' associations. The sale of Vacation Interests generally include a deeded fee-simple interest in a particular unit.

       9. As of December 31, 1999, the Company, on a consolidated basis, reported in its Form 10K total assets of $1,058,410,000 and total liabilities of $827,622,000. The Company had total revenue of approximately $507 million in 1999.

                     RELIEF REQUESTED AND BASIS FOR RELIEF

       10. By this Motion, the Debtors seek entry of an Order under 11
U.S.C. ss.ss. 105, 363 and 365 and Fed. R. Bankr. P. 6004 and 6006 authorizing sale of their beach resort located in St. Croix, Virgin Islands, free and clear of all liens, claims, interests and encumbrances, authorizing the assumption and assignment of leases and contracts associated with the resort and approving the payment of a brokerage fee in conjunction with the sale.

       11. As part of their plan to restructure their operations, the Debtors have begun, among other things, to identify and divest themselves of non-core assets. Towards this end, the Debtors have determined that their resort in St. Croix is not essential to their successful reorganization or other alternative strategic paths the Debtors may choose to pursue. The Debtors have thus determined, in the exercise of their sound business judgment, to sell the resort.

                     THE PROPOSED SALE OF CARAMBOLA RESORT

       12. The Debtors own various parcels of developed and undeveloped real estate. Some of the real estate owned by the Debtors is unencumbered or has substantial amounts of equity above any liens thereon.

       13. The Debtors have negotiated, pending approval of this Court, an agreement for the sale of real property known as the Carambola Beach Resort, located in St. Croix in the U.S. Virgin Islands ("Carambola Resort"). The Carambola Resort is owned by Sunterra St. Croix, Inc., a Debtor in these cases. In conjunction with the sale of the Carambola Resort, the Debtors have also reached agreement to sell and assign certain assets related to the Carambola Resort, including certain leases and executory contracts (the "Carambola Assets").

       14. The Carambola Resort consists of approximately 28 acres of land and improvements comprising a beach vacation resort.

       15. Prior to the Petition Date, the Debtors determined that they would sell the Carambola Resort and began marketing the property for sale. The Henderson Group, Inc. ("Henderson"), the debtors' broker for the sale of the Carambola Resort, has been actively marketing the property since April, 2000. These efforts resulted in a number of offers for he property, with the offer from WYN being the highest and best.

       16. The Debtors are not aware of an appraisal completed of Carambola Resort. The Debtors purchased the Carambola Resort for $13 million in 1997. Since the purchase of the Carambola Resort the Debtors have sold Vacation Interests within the Carambola Resort.

       17. There has been no appraisal completed of the Carambola Assets.

       18. The Debtors have negotiated an agreement to sell the Carambola Resort and the Carambola Assets to WYN International Acquisition Corp. ("WYN") for $12,500,000 cash at closing. A copy of an Agreement of Purchase and Sale by and between Sunterra St Croix and WYN is attached hereto as EXHIBIT 1 (the "Sale Agreement").

       19. The Sale Agreement provides for a "break-up fee" for WYN in the event that the Debtors accept and close on a higher and better offer for the Carambola Resort. The break-up fee shall be $250,000.

       20. From the sale proceeds, Debtors will pay a broker's commission to Hemisphere. Hemisphere was employed by the Debtors prepetition for the purpose of marketing the Carambola Resort. Pursuant to its agreement with the Debtors, upon the sale of Carambola to WYN, Hemisphere will have earned a commission of 4% of the sales price, or $500,000, plus reimbursement of costs.

       21. Finova Capital Corporation has asserted a consensual lien on the Carambola Resort in the principal amount of $10.3 million. In addition, the following contractors (who assert they are owed amounts for construction services on the Carambola Resort), have each filed mechanics liens on the property:

       (a)    Silicon Distributors - $17,585.00

       (b)    Vultec Services - $16,827.29

In addition the property tax authority for the U.S. Virgin Islands asserts a tax lien on the Carambola Resort for approximately $57,000 in unpaid property taxes. The Debtors dispute that any property taxes are owed on the property.


       22. Simultaneously with the Motion, the Debtors also filed Motion for an Order (I) Establishing Bidding Procedures for Sale of Real Property and Related Assets Free and Clear of

Liens and Encumbrances, (II) Approving Break-Up Fee, (III) Approving Form and Manner of Notices of Sale and (IV) Providing Related Relief (the "Bid Procedures Motion"). The Bid Procedures Motion requested authority of the Court to establish a deadline for parties to the Carambola Leases and Carambola Contract to file a claim for all amounts necessary for Debtors to cure defaults under such leases and contracts prior to the assignment of leases and agreements to WYN pursuant to the Sale Agreement.

       23. In addition, Ableco Financing, LLC ("Ableco") was granted a lien on all of the Debtors' assets (including the Carambola Resort and the Carambola Assets) pursuant to the Court's approval of debtor-in-possession financing in the amount of $43 million provided by Ableco to the Debtors.

       24. A debtor-in-possession may sell assets out of the ordinary course of business pursuant to 11 U.S.C. ss. 363(b) if there is a sound business justification for doing so. IN RE LIONEL CORP., 722 F.2d 1063, 1070 (2nd Cir.
1983); IN RE NARON & WAGNER, CHARTERED, 89 B.R. 85, 89 (Bankr. D. Md. 1988) (adopting standard set forth in Lionel Corp.). SEE ALSO, MCDOW V. OFFICIAL COMMITTEE OF EQUITY SECURITY HOLDERS OF CRIIMI MAE, INC., 247 B.R. 146, 149 (D. Md. 1999) ("court may authorize the use of estate property other than in the ordinary course of business when some business justification for doing so exists").


       25. Moreover, such sales may be completed free and clear of all liens, encumbrances or any other such interest in the property to be sold if:

           a) applicable non-bankruptcy law permits sale of such property free and clear of such interest;

           (b)such entities consent;

           c) such interest is a lien and the price at which such property is to be sold is greater than the aggregate value of all liens on such property

           d) such interest is in bona fide dispute; or

           e) such entity could be compelled, in a legal or equitable proceeding, to accept a money satisfaction of such interest. 11 U.S.C. ss. 363(f).

           26. In the instant case, the proposed sale is in the best interest of the estate because the Debtors have determined they no longer will operate the Carambola Resort. Moreover, the Debtors have an ongoing need for cash to fund their continued business operations and to facilitate a reorganization. At the same time, the sale will eliminate the carrying costs, including interest accruals, of owning the property. These business reasons constitute a sound business reason for the sale of the Carambola Resort and the Carambola Assets.

           27. The sale to WYN represents the best opportunity to sell the Carambola Resort.

           28. The proposed sale may be completed free and clear of any liens or encumbrances because (i) applicable non-bankruptcy law permits the proposed sale free and clear of any such liens or encumbrances; (ii) the sales price under the Sale Agreement is more than the aggregate value of all liens on the property to be sold; (iii) all lienholders will consent to such sale or (iv) any such interestholder could be compelled in a legal or equitable proceeding to accept a money satisfaction of such interest.

          ASSUMPTION AND ASSIGNMENT OF EXECUTORY CONTRACTS AND LEASES

           29. The Sale Agreement also provides that WYN will purchase the Carambola Assets. The Carambola Assets include (i) tangible and intangible personal property and (ii) certain leases (the "Carambola Leases") and certain executory contracts (the "Carambola Contracts"). While there are certain assets of Sunterra St. Croix that are not being sold pursuant to the Sale Agreement

(such as cash and accounts receivables), the sale contemplated by the Sale Agreement is a sale of substantially all of the assets of Sunterra St. Croix. The consideration to be paid for the Carambola Assets is included in the $12.5 million purchase price.

           30. Pursuant to performing its obligations under the Sale Agreement, Sunterra St. Croix will, pending authorization by the Court, assume and assign those Carambola Leases and the Carambola Contracts (selected by WYN at the conclusion of its due diligence) pursuant to the provisions of 11 U.S.C. ss.
365. The Debtors estimate that it will cost $94,000 to cure all monetary defaults under these agreements. The amounts necessary to cure such defaults will be paid from the proceeds of sale. A list of the Carambola Leases and Carambola Contracts is attached hereto as Exhibit 2. The Bid Procedures Motion requests, inter alia, for the Court to set a deadline for parties to assert cure claims in conjunction with the proposed sale.

           31. Section 365(a) of the Bankruptcy Code provides, in pertinent part, that a debtor in possession "subject to the court's approval, may assume or reject any executory contract or unexpired lease of the debtor." 11
U.S.C. ss. 365(a). The standard governing whether to approve a motion pursuant to ss.365 of the Bankruptcy Code is the business judgment test, which requires a showing that the proposed course of action will be advantageous to the estate and the decision was based on sound business judgment. LUBRIZOL ENTERPRISES, INC. V RICHMOND METAL FINISHERS, INC., 756 F.2d 1043, 1046 (4th Cir. 1985), CERT. DENIED, 475 U.S. 1057 (1986); IN RE CONSTANT CARE COMMUNITY HEALTH CENTER, INC., 99 B.R. 697, 702 (Bankr. D. Md. 1989) ("The issue is "whether the decision of the debtor that rejection will be advantageous is so manifestly unreasonable that it could not be based on sound business judgment, but only on bad faith, or whim or caprice.").

           32. Pursuant to ss.365(f), a debtor-in-possession may assign an assumed executory contracts or leases so long as the non-debtor party is provided "adequate assurance of future performance by the assignee of such contract or lease is provided, whether or note there has been a default in such contract or lease. The Bankruptcy Code does not define "adequate assurance," but courts have concluded that "Congress intended that the words "adequate assurance" be given a practical pragmatic construction - - - to be determined in the facts of each particular case." In re Sandshoe Worldwide Corporation, 139 B.R. 585, 592 (S.D.N.Y. 1992) quoting In re Bygraph, Inc., 56 B.R. 596, 605 (Bankr. S.D.N.Y. 1986). The chief determinant is whether the money to be paid by the debtor under such contracts and leases will be paid. Id.

       33. In the instant case, the buyer has the financial ability to perform under the contracts and leases that are to be assigned.

       Buyer's Good Faith Under 11 U.S.C. ss. 363(m)

       34. The terms of the Sale Agreement have been reached after arms' length negotiations in good faith by Sunterra and WYN. The Debtors believe that WYN is proceeding in good faith in the purchase of the Carambola Resort and the Carambola Assets and is therefore entitled to the rights, benefits and protection of ss. 363(m) of the Bankruptcy Code.

       35. Pursuant to Local Rule 9013-2, the Debtors rely upon the authorities set forth herein and will not file a separate memorandum of points and authorities.

       WHEREFORE, the Debtors respectfully request that the Court enter an Order
(i) approving the sale of the Carambola Resort and the Carambola Assets, free and clear of all liens, security interests, pledges, interests and other encumbrances pursuant to the terms set forth in the Sale Agreement, or such other agreement, on terms equal to or better than the terms set forth in the Sale Agreement, (ii) authorizing the Debtors to assume and assign (pursuant to the Sale Agreement) the Carambola Leases and the Carambola Contracts and to cure any defaults thereunder; (iii) approve the payment of the brokerage fee in conjunction with the sale, and (iv) for such other relief which is just and equitable.

                         WILLKIE FARR & GALLAGHER
                         Michael J. Kelly, Esquire
                         Marc Abrams, Esquire
                         787 Seventh Avenue
                         New York, New York  10019-6099
                         (212) 728-8000

                         and

                         WHITEFORD, TAYLOR & PRESTON L.L.P.

                         /s/ JOHN F. CARLTON
                         -----------------------------------
                         Paul M. Nussbaum, Bar No. 04394
                         John F. Carlton, Bar No. 06591
                         Seven Saint Paul Street, Suite 1400
                         Baltimore, Maryland 21202
                         (410) 347-8700

                         Co-Counsel for the Debtors,
                         Sunterra Corporation et al.

CERTIFICATE OF SERVICE

       I HEREBY CERTIFY that on this 10TH day of August, 2000, a copy of the foregoing Motion was sent by overnight delivery to the following parties and the parties on the attached service lists.

Silicon Distributors, Inc.          Michael Curran, Esquire
3025 Estate Friedenstahl            Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Christiansted, VI  00820            1700 Pacific Avenue, Suite 4100
                                    Dallas, Texas  75201-4675


Vultec Services                     Bureau of Internal Revenue
P.O. Box 3430                       9601 Estate Thomas
Kemphill, St. Croix, VI  00851      Charlotte Amalie
                                    U.S. Virgin Islands  00802


Virgin Islands                       Honorable Iver Stridiron
Department of Finance                U.S. Virgin Islands Dept. of Trustee
Lagoon Street                        48B-50C KRONPRINDSES GADE
Commercial Building No. 1            GERS Building, Second Floor
Fredericksted, St. Croix, VI  00840  Charlotte Amalie
                                     U.S. Virgin Islands  00802


                                      /s/ JOHN F. CARLTON
                                      ----------------------------
                                      John F. Carlton

Sunterra Corporation
Bank Account G/L Balances
(as of June 30, 2000)

---------------------------------------------------------------------------------------------------------
PROPERTY NAME                 ACCT. TITLE                             BANK NAME        BANK ACCOUNT #
---------------------------------------------------------------------------------------------------------
RMI Orlando                   Premier Vacations Inc.                  Amsouth Bank        3720096828
Gatlinburg (Town Square)      MMG Development Corp. c/o Sig           Amsouth Bank        3720224672
Virginia - Powhatan           Lockbox                                 Amsouth Bank        3720238908
Virginia - Greensprings       Lockbox                                 Amsouth Bank        3720260091
RMI Puerto Rico               Resort Marketing International          Banco Popular        016251534
Gatlinburg (Bent Creek)       SWF-Escrow                              Bank First            04806220
Gatlinburg (Town Square)      Escrow-SWF                              Bank First            04608476
Gatlinburg (Town Village)     Escrow-SWF                              Bank First            04807818
Scottsdale Villa Mirage                                               Bank of America      252962179
Sunterra Finance              Sunterra Financial Services, Inc.       Bank of America   000880008065
Plantation at Fall Creek                                              Bank of America   002863355107
EVR Grand Beach                                                       Bank of America   003064413944
Cypress Pointe                                                        Bank of America   003064463813
Coral Sands                                                           Bank of America   003064479205
Virginia - Powhatan                                                   Bank of America   004112989170
Northern VA Sales Ctr                                                 Bank of America   004112989329
Virginia - Greensprings                                               Bank of America   004130354431
Villas on the Lake                                                    Bank of America   004771161038
Tahoe Beach & Ski                                                     Bank of America     0495100150
Tahoe Beach & Ski                                                     Bank of America     0495201703
Tahoe Beach & Ski                                                     Bank of America     0495703351
Tahoe Beach & Ski             Resort Marketing Int.                   Bank of America     0495910223
Sunterra Corporation                                                  Bank of America     1420069295
Sunterra Corporation          Signature Resorts Payroll               Bank of America     3299948515
Sunterra Corporation                                                  Bank of America     3751059297
Sunterra Corporation          Signature Resorts Inc.                  Bank of America     3751075255
Sunterra Corporation          Signature Resorts Inc.                  Bank of America     3751194453
Sunterra Corporation          Signature Resorts Inc.                  Bank of America     3751238429
Villas on the Lake            Sunterra Villas on the Lake Giltin      Bank of America     3751373407
RMI Myrtle Beach              RMI Myrtle Beach Payroll                Bank of America     3751477264
RMI Myrtle Beach                                                      Bank of America     3751477277
RMI Myrtle Beach                                                      Bank of America     3751477280
Flamingo Beach                Operating                               Bank of America      540900071
Royal Palm                    Operating                               Bank of America      540900071
Sunterra Corporation                                                  Bank of America     8813504081
Sedona Properties                                                     Bank of America   various accts.
Ridge Spa & Raquet Club       Ridge Spa & Raquet Ball                 Bank One Arizona       1823068
Sunterra Finance                                                      Bank One Arizona     0174-7034
Sunterra Finance                                                      Bank One Arizona     0311-2294
Sunterra Finance                                                      Bank One Arizona     0416-0677
Sedona Properties             All Seasons Resorts Inc.-Fees Acc       Bank One Arizona     0768-8645
Sedona Properties             All Seasons                             Bank One Arizona     0768-8821
Sedona Properties             All Seasons Realty-Activities Clea      Bank One Arizona     0768-9453
Sedona Properties             All Seasons Realty Inc.-Functions       Bank One Arizona     1005-8089
Scottsdale Villa Mirage       Community Marketing Trust               Bank One Arizona     1316-1979
Scottsdale Villa Mirage       All Seasons Realty Inc Voucher          Bank One Arizona     1316-4987
------------------------------------------------------------------------------------
PROPERTY NAME                    ABA#        ACCOUNT DESCRIPTION/PURPOSE
------------------------------------------------------------------------------------
RMI Orlando                    63104668      Daily Depository
Gatlinburg (Town Square)                     Operating
Virginia - Powhatan                          Maintenance Fee Receipts
Virginia - Greensprings                      Maintenance Fee Receipts
RMI Puerto Rico               021502011      Payroll
Gatlinburg (Bent Creek)       064204198      Escrow
Gatlinburg (Town Square)      064204198      Escrow
Gatlinburg (Town Village)     064204198      Escrow
Scottsdale Villa Mirage                      Escrow Cash
Sunterra Finance                             Terra Sun servicing fees
Plantation at Fall Creek                     Escrow Cash
EVR Grand Beach               111000012      Escrow Cash
Cypress Pointe                111000012      Cash Escrow
Coral Sands                   111000012      Escrow Cash
Virginia - Powhatan                          Escrow Cash
Northern VA Sales Ctr                        Escrow Cash
Virginia - Greensprings                      Escrow Cash
Villas on the Lake                           Escrow Cash
Tahoe Beach & Ski                            Cash City of Lake Tahoe
Tahoe Beach & Ski                            Cash-Restricted CD
Tahoe Beach & Ski                            Cash-Resticted
Tahoe Beach & Ski             121000358      Payroll (Commissions)
Sunterra Corporation                         Petty Cash
Sunterra Corporation          061112788      Payroll
Sunterra Corporation          111000012      NationsBank Concentration acct
Sunterra Corporation          111000012      Depository account for all properties
Sunterra Corporation          111000012      Credit card deposits for all properties
Sunterra Corporation          111000012      Collection account for Barton conduit
Villas on the Lake            111000012      Gifting
RMI Myrtle Beach              111000012      Payroll
RMI Myrtle Beach              111000012      Cash - Spiffs
RMI Myrtle Beach              111000012      Cash - Gifting
Flamingo Beach                               US Checks
Royal Palm                                   US Checks
Sunterra Corporation                         BOA Checking
Sedona Properties                            Escrow Cash
Ridge Spa & Raquet Club       122100024      Operating
Sunterra Finance              122100024      Finova Concentration
Sunterra Finance              122100024      Concord Concentration
Sunterra Finance              122100024      Concord SG Conduit
Sedona Properties             122100024      Petty Cash
Sedona Properties             122100024      Legal Department's Checkbook
Sedona Properties             122100024      OPC/Inhouse/Activities
Sedona Properties             122100024      Sedona Summit Sales Gifting Acct
Scottsdale Villa Mirage       122100024      RE Trust Account
Scottsdale Villa Mirage       122100024      Concierge Activity

Sunterra Corporation
Bank Account G/L Balances
(as of June 30, 2000)

-----------------------------------------------------------------------------------------------------------------------
PROPERTY NAME                 ACCT. TITLE                             BANK NAME                      BANK ACCOUNT #
-----------------------------------------------------------------------------------------------------------------------
Scottsdale Villa Mirage       All Seasons Resorts Inc. Scottsda       Bank One Arizona                1421-9011
Scottsdale Villa Mirage       All Seasons Resorts Inc. Sunterra       Bank One Arizona                2017-4153
Scottsdale Villa Mirage       Resort Marketing Int'l                  Bank One Arizona                2017-4235
Scottsdale Villa Mirage       Resort Marketing Int'l                  Bank One Arizona                2017-4307
Sedona Properties             All Seasons                             Bank One Arizona                2248-4624
Sedona Properties             Sedona Summit-General Operation         Bank One Arizona                2248-8764
Sunterra Finance                                                      Bank One Arizona                2313-5354
Scottsdale Villa Mirage       All Seasons Realty Inc SVM Func         Bank One Arizona                2323-6529
Sedona Properties             All Seasons Resorts Inc.                Bank One Arizona                2363-5877
Sedona Properties             RMI Comm                                Bank One Arizona                2363-9077
Sedona Properties             All Seasons                             Bank One Arizona                2515-6642
Sedona Properties             Ridge at Sedona Golf Resort             Bank One Arizona                2750-9886
Sedona Properties             Ridge at Sedona Golf Resort             Bank One Arizona                2750-9907
Sedona Properties             RMI Payroll                             Bank One Arizona                2751-0916
Sedona Properties             Certificate of Deposit                  Bank One Arizona                8566-8586
Sunterra Finance                                                      Bank One Arizona
Villas on the Lake            All Seasons Resorts Inc. Texas P        BankOne                        1890177643
Royal Palm                    French Franc's                          Banque Francaise Commer        60214829097
Flamingo Beach                French Franc's                          Banque Francaise Commer         602148390
Royal Palm                    French Usds                             Banque Francaise Commer         606399890
Flamingo Beach                French Usds                             Banque Francaise Commer        60639999088
St. Croix - Carambola                                                 Chase Manhattan Bank         726-10-999-8585
Villas on the Lake            RPM Management                          Compass Bank                    713-2661-5
Sunterra Corporation          Signature Resorts Inc.                  Fidelity Investments         0059-0080390248
Villas de Santa Fe                                                    First State Bank                 1214993
Polynesian Isles                                                      First Union National Bank     2000001995578
Ft. Lauderdale Beach                                                  First Union National Bank     2000001995594
RMI National                  RMI Offsite PR#2                        First Union National Bank     2000006246358
Sunterra Corporation          Sunterra Corporation                    First Union National Bank     2000007287031
Sunterra Corporation          Sunterra Resorts Corp.                  First Union National Bank     2000007292149
EVR Grand Beach                                                       First Union National Bank     2010000340365
Royal Dunes                   Port Royal Resort Sales Petty  Ca       First Union National Bank     2010000346943
Ft. Lauderdale Beach          RMI FT. Lauderdale Beach Spif           First Union National Bank     2010000577870
Coral Sands                   Signature Resorts Inc. DBA Coral        First Union National Bank     2020000876088
Polynesian Isles              Polynesian Isles Operating Accou        First Union National Bank     2020000576114
Cypress Pointe                Cypress Pointe Resort In House          First Union National Bank     2020000576169
Ownershares                                                           First Union National Bank     2020000576389
Savoy                         RMI, DBA The Savoy on South B           First Union National Bank     2020000576648
Sunterra Corporation          Payroll Account MM                      First Union National Bank     2020000576868
Coral Sands                   Resort marketing International DB       First Union National Bank     2020000577045
Ft. Lauderdale Beach          RMI, DBA Sunterra Resorts, Beac         First Union National Bank     2020000577142
Resort Marketing Internat     DBA Encore Escrow Account               First Union National Bank     2020000577168
Ft. Lauderdale Beach          DBA Sunterra Resorts, Beach Op          First Union National Bank     2020000577184
Cypress Pointe                Cypress Pointe IH Sales & Mktg          First Union National Bank     2020000577485
Polynesian Isles              Resort Marketing Polynesian Isle        First Union National Bank     2020000577498
Sunterra Corporation          Signature Resorts Vending Accou         First Union National Bank     2020000577511
------------------------------------------------------------------------------------
PROPERTY NAME                    ABA#        ACCOUNT DESCRIPTION/PURPOSE
------------------------------------------------------------------------------------
Scottsdale Villa Mirage       122100024      Sales Spiffs
Scottsdale Villa Mirage       122100024      Minivac Account
Scottsdale Villa Mirage       122100024      Payroll
Scottsdale Villa Mirage       122100024      Payroll (Commissions
Sedona Properties             122100024      The Ridge on Sedona Golf Sales Gifting Acct
Sedona Properties             122100024      Wire Transfer/Telepoone Transfer Acct
Sunterra Finance                             Concord Secur DBA
Scottsdale Villa Mirage       122100024      Gifting Account
Sedona Properties             122100024      Trade In Department
Sedona Properties             122100024      Commissions
Sedona Properties             122100024      Credit Card Clearing for Mini-Vacs
Sedona Properties             122100024      Ridge Spiff Account
Sedona Properties             122100024      Summit Spiff Account
Sedona Properties             122100024      Payroll
Sedona Properties             122100024      Certificate of Deposit
Sunterra Finance                             Lockbox - Finova endpaper
Villas on the Lake            111000614      Payroll
Royal Palm                       N/A         French Franc's
Flamingo Beach                   N/A         Local Checks/Wire in
Royal Palm                       N/A         French Usds
Flamingo Beach                   N/A         Local Checks/Wire in
St. Croix - Carambola                        Escrow Cash
Villas on the Lake            113010547      Payroll
Sunterra Corporation          021000018      Investment
Villas de Santa Fe                           Escrow Cash
Polynesian Isles                             Escrow Cash
Ft. Lauderdale Beach          063107513      Cash Escrow
RMI National                  063000021      Payroll
Sunterra Corporation          063000021      Operating RPM Kosmas
Sunterra Corporation          063000021      Operating
EVR Grand Beach               063000021      RMI Petty Cash
Royal Dunes                   063000021      Petty Cash/Spiffs
Ft. Lauderdale Beach          063107513      Spiff payments to sales force
Coral Sands                   063000021      Operating
Polynesian Isles              063000021      Operating
Cypress Pointe                063000021      Operating
Ownershares                                  Master Operating
Savoy                         063000021      Encore Account
Sunterra Corporation          063000021      Payroll
Coral Sands                   063000021      Operating
Ft. Lauderdale Beach          063107513      Encore Account
Resort Marketing Internat     063000021      Encore escrow
Ft. Lauderdale Beach          063107513      Operating
Cypress Pointe                063000021      Encore Credit Card Charges
Polynesian Isles              063000021      Payroll
Sunterra Corporation          063000021      Vending account

Sunterra Corporation
Bank Account G/L Balances
(as of June 30, 2000)

-----------------------------------------------------------------------------------------------------------------------
PROPERTY NAME                 ACCT. TITLE                             BANK NAME                      BANK ACCOUNT #
-----------------------------------------------------------------------------------------------------------------------
Resort Marketing Internat     Resort Marketing Int'l Millenium M      First Union National Bank     2020000577676
Polynesian Isles              Polynesian Isles Resort - SPIFF A       First Union National Bank     2020000577838
Cypress Pointe                CPR Encore Escrow Account               First Union National Bank     2020000577906
Savoy                                                                 First Union National Bank     2020000608477
Northern VA Sales Ctr                                                 First Union National Bank     2050000283493
Northern VA Sales Ctr                                                 First Union National Bank     2050000284285
Royal Dunes                                                           First Union National Bank     2090000250673
Cypress Pointe                CPR Petty Cash Spiff Acct               First Union National Bank     2090000321205
EVR Grand Beach               Grand Beach Resort LP Payroll A         First Union National Bank     2090000740187
EVR Grand Beach               Resort Marketing Petty Cash             First Union National Bank     2090000740365
EVR Grand Beach               Argosy Group Inc. Resort Manag          First Union National Bank     2090000740611
Flamingo Beach                                                        First Union National Bank     2090001067487
Royal Palm                                                            First Union National Bank     2090001067490
Flamingo Beach                RMI Flamingo CVOA                       First Union National Bank     2090001067623
RMI National                  Resort Marketing Int's Offsite Ope      First Union National Bank     2090001067814
Flamingo Beach                Special Assessment Account              First Union National Bank     2090001067830
Royal Palm                    RMI Royal Palm Special Assesme          First Union National Bank     2090001067843
Flaminto Beach                AKGI Flamingo CVOA                      First Union National Bank     2090001067856
Royal Palm                    AKGI Royal Palm                         First Union National Bank     2090001067869
Royal Dunes                   RMI Royal Dunes Payroll                 First Union National Bank     2060001067898
EVR Grand Beach               Grand Beach Operating                   First Union National Bank     2090001461203
EVR Grand Beach               Resort Marketing International Inc      First Union National Bank     2090001461261
EVR Grand Beach               Resort Marketing Payroll                First Union National Bank     2090001461274
Royal Palm                    RMI Royal Palm CVOA                     First Union National Bank     2090001461766
RMI Orlando                   RMI Cypress Payroll Acct                First Union National Bank     2090001586567
Resort Marketing Internat     Resort Marketing Int'l Operating A      First Union National Bank     2090001686814
EVR Grand Beach               Schreeder Wheeler & Flint Acting        First Union National Bank     2090001812807
Sunterra Corporation          Signature Resorts Payroll               First Union National Bank     2090001994372
Sunterra Corporation          Signature Resorts Inc                   First Union National Bank     2090002393011
Sunterra Corporation          Signature - Benefit Master              First Union National Bank     2090002393024
Sunterra Corporation          Signature Resorts Operating             First Union National Bank     2090002393037
Sunterra Corporation          Signature Resorts Benefits Mgmt.        First Union National Bank     2090002393299
Sunterra Corporation          Sunterra Corporation, Credit Card       First Union National Bank     2000008319869
Sunterra Corporation          Sunterra Corporation-Operating          First Union National Bank     2000008319856
Sunterra Corporation          Sunterra Corporation-Payroll            First Union National Bank     2000008319953
Great Cruz Villas Partner     Great Cruz Villas Partners-AUS Vi       First Union National Bank     2090002394117
Cypress Pointe                Cypress Pointe Master Acct              First Union National Bank     2090002394159
Cypress Pointe                Cypress Pointe Oper Acct                First Union National Bank     2090002394162
Cypress Pointe                Cypress Pointe Payroll Acct             First Union National Bank     2090002394434
Savoy                         Savoy Payroll Account                   First Union National Bank     2090002394654
Sunterra Corporation          Signature ESPP                          First Union National Bank     2090002394874
Resort Marketing Internat     Resort Mktg Intl DBA First Americ       First Union National Bank     2090002394942
First American Tour & Tr      First American Tour & Travel            First Union National Bank     2090002394944
First American Tour & Tr      Resort Marketing International          First Union National Bank     2090002394968
Gatlinburg (Town Square       Money Market                            First Union National Bank     2976374109798
Gatlinburg (Town Square       Escrow-Old                              Home Federal                    1228570150
------------------------------------------------------------------------------------
PROPERTY NAME                    ABA#        ACCOUNT DESCRIPTION/PURPOSE
------------------------------------------------------------------------------------
Resort Marketing Internat     063000021      Operating
Polynesian Isles              063000021      Spiff payments to sales force
Cypress Pointe                063000021      Encore Deposits
Savoy                         063000021      Escrow Cash
Northern VA Sales Ctr         063000021      RMI Petty Cash
Northern VA Sales Ctr         063000021      Cash - Gifting
Royal Dunes                   063000021      Escrow Cash
Cypress Pointe                063000021      Sales Spiff
EVR Grand Beach               063000021      Payroll - ZBA 2090001461203
EVR Grand Beach               063000021      Petty Cash
EVR Grand Beach               063000021      Operating
Flamingo Beach                063000021      Escrow Cash
Royal Palm                    063000021      Escrow Cash
Flamingo Beach                063000021      Operating
RMI National                  063000021      Operating
Flamingo Beach                063000021      Special assessment
Royal Palm                    063000021      Special assessment
Flaminto Beach                063000021      Operating
Royal Palm                    063000021      Operating
Royal Dunes                   063000021      Payroll
EVR Grand Beach               063000021      Payroll
EVR Grand Beach               063000021      Operating
EVR Grand Beach               063000021      Payroll
Royal Palm                    063000021      Operating
RMI Orlando                   063000021      Payroll
Resort Marketing Internat     063000021      Operating
EVR Grand Beach               063000021      Escrow
Sunterra Corporation          063000021      Payroll
Sunterra Corporation          063000021      Depository
Sunterra Corporation          063000021      Benefits
Sunterra Corporation          063000021      Operating
Sunterra Corporation          063000021      Benefits
Sunterra Corporation          063000021      Credit Card Deposits
Sunterra Corporation          063000021      Operating
Sunterra Corporation          063000021      Payroll
Great Cruz Villas Partner     063107513      Operating
Cypress Pointe                063000021      Central Bank Charges
Cypress Pointe                063000021      Telecheck Charges
Cypress Pointe                063000021      Payroll (old)
Savoy                         063000021      Payroll
Sunterra Corporation          063000021      Employee stock purchase plan
Resort Marketing Internat     063000021      Operating
First American Tour & Tr      063107513      Restricted cash
First American Tour & Tr      063000021      Payroll
Gatlinburg (Town Square                      n/a
Gatlinburg (Town Square                      Escrow

Sunterra Corporation
Bank Account G/L Balances
(as of June 30, 2000)

-----------------------------------------------------------------------------------------------------------------------
PROPERTY NAME                 ACCT. TITLE                             BANK NAME                      BANK ACCOUNT #
-----------------------------------------------------------------------------------------------------------------------
Gatlinburg (Town Square       Escrow-GTS                              Home Federal                  1228570350
Gatlinburg (Town Square       Escrow-resale                           Home Federal                  1228570450
Gatlinburg (Town Square       Escrow-GTS Phase II                     Home Federal                  1228570550
Sunterra Finance                                                      LaSalle National Bank        69-7934-70-5
Sunterra Finance                                                      LaSalle National Bank        69-7934-71-3
RMI Carlsbad                                                          Merrill Lynch                  23207759
Gatlinburg (Bent Creek)       Suntera Resorts Inc Gifting for BC      Mountain National Bank        104004684
Gatlinburg (Bent Creek)       Sunterra Resorts, Inc.                  Mountain National Bank        104004783
Gatlinburg (Town Square       RMI Town Square Payroll                 Mountain National Bank        104005376
Gatlinburg (Bent Creek)       RMI Bent Creek Payroll                  Mountain National Bank        104005384
Cypress Pointe                                                        none                             none
EVR Lake Tahoe                                                        none                             none
EVR Lake Tahoe                                                        none                             none
EVR Lake Tahoe                                                        none                             none
First American Tour & Travel                                          none                             none
Flamingo Beach                                                        none                             none
Flamingo Beach                                                        none                             none
Ft. Lauderdale Beach                                                  none                             none
Ft. Lauderdale Beach                                                  none                             none
Gatlinburg (Town Square)                                              none                             none
Gatlinburg (Town Square)                                              none                             none
Gatlinburg (Town Square)                                              none                             none
Harbour Lights                                                        none                             none
Harbour Lights                                                        none                             none
Harbour Lights                                                        none                             none
National Programs                                                     none                             none
Ownershares                                                           none                             none
Palm Springs                                                          none                             none
Plantation at Fall Creek                                              none                             none
Plantation at Fall Creek                                              none                             none
Ridge Spa & Raquet Club                                               none                             none
RMI Carlsbad                                                          none                             none
RMI Myrtle Beach                                                      none                             none
RMI Orlando                                                           none                             none
RMI Orlando                                                           none                             none
Royal Palm                                                            none                             none
Royal Palm                                                            none                             none
Sam Luis Bay                                                          none                             none
Scottsdale Villa Mirage                                               none                             none
Sunterra Corporation                                                  none                             none
Sunterra Corporation                                                  none                             none
Sunterra Corporation                                                  none                             none
Tahoe Roundhill                                                       none                             none
Tahoe Roundhill                                                       none                             none
Tahoe Roundhill                                                       none                             none
Tahoe Roundhill                                                       none                             none
------------------------------------------------------------------------------------
PROPERTY NAME                    ABA#        ACCOUNT DESCRIPTION/PURPOSE
------------------------------------------------------------------------------------
Gatlinburg (Town Square                      Escrow
Gatlinburg (Town Square                      Escrow
Gatlinburg (Town Square                      Escrow
Sunterra Finance                             Collection Acct - Notes 98A
Sunterra Finance                             Reserve Acct - Notes 98A
RMI Carlsbad                                 Restricted CD
Gatlinburg (Bent Creek)       064208437      Gifting
Gatlinburg (Bent Creek)       064208437      Operating (BC & GTS)
Gatlinburg (Town Square       064208437      Payroll
Gatlinburg (Bent Creek)       064208437      Payroll
Cypress Pointe                  none         Master Petty Cash
EVR Lake Tahoe                  none         Master Petty Cash
EVR Lake Tahoe                  none         Gifting
EVR Lake Tahoe                  none         Spiffs
First American Tour & Travel    none         Petty Cash
Flamingo Beach                  none         Cash RMI Petty Cash
Flamingo Beach                  none         Cash Petty Cash Bar
Ft. Lauderdale Beach            none         Petty Cash
Ft. Lauderdale Beach            none         Cash - Gifting
Gatlinburg (Town Square)        none         RMI Petty Cash
Gatlinburg (Town Square)        none         Petty Cash
Gatlinburg (Town Square)        none         Cash - Spiffs
Harbour Lights                  none         Petty Cash
Harbour Lights                  none         Cash Mktg Petty Cash
Harbour Lights                  none         Cash - Spiffs
National Programs               none         Petty Cash
Ownershares                     none         Petty Cash
Palm Springs                    none         Petty Cash
Plantation at Fall Creek        none         Cash Mktg Petty Cash
Plantation at Fall Creek        none         Cash - Gifting
Ridge Spa & Raquet Club         none         Petty Cash
RMI Carlsbad                    none         Petty Cash
RMI Myrtle Beach                none         Cash Clearing
RMI Orlando                     none         Mktg Clearing - dep in transit
RMI Orlando                     none         Cash - Gifting
Royal Palm                      none         Master Petty Cash
Royal Palm                      none         Cash Pool Bar
San Luis Bay                    none         Master Petty Cash
Scottsdale Villa Mirage         none         Master Petty Cash
Sunterra Corporation            none         Petty Cash
Sunterra Corporation            none         Petty Cash
Sunterra Finance                none         Petty Cash
Tahoe Roundhill                 none         Master Petty Cash
Tahoe Roundhill                 none         RMI Petty Cash
Tahoe Roundhill                 none         Cash Mktg Petty Cash
Tahoe Roundhill                 none         Cash - Gifting

Sunterra Corporation
Bank Account G/L Balances
(as of June 30, 2000)

-----------------------------------------------------------------------------------------------------------------------
PROPERTY NAME                 ACCT. TITLE                             BANK NAME                      BANK ACCOUNT #
-----------------------------------------------------------------------------------------------------------------------
Tahoe Roundhill                                                       none                                none
Village at Steamboat                                                  none                                none
Village at Steamboat                                                  none                                none
Villas de Santa Fe                                                    none                                none
Villas de Santa Fe                                                    none                                none
Villas on the Lake                                                    none                                none
St. Croix - Carambola                                                 none                                none
St. Croix - Carambola                                                 none                                none
St. Croix - Carambola                                                 none                                none
Village at Steamboat          RMI                                     Norwest                          6448020999
Sunterra Finance                                                      Old Kent Bank                    7506759557
First American Tour & Travel                                          Ozark Mountain Bank                8168630
First American Tour & Travel                                          Ozark Mountain Bank               000086174
Sunterra Corporation          Sunterra Corporation                    Salomon Smith Barney          224-90675-1-9-315
EVR Grand Beach                                                       Standard Chartered (Manila     904-AS-74138009
Gatlinburg (Town Square       Barkley Four Seasons Vacations          SunTrust                           5654300
St. Croix - Carambola         Development Operating                   The Bank of Nova Scotia            518-17
St. Croix - Carambola         Hotel Merchant                          The Bank of Nova Scotia            656-18
St. Croix - Carambola         RMI Carambola Property Payroll          The Bank of Nova Scotia            861-18
St. Croix - Carambola         Capital Reserve                         The Bank of Nova Scotia            961-10
St. Croix - Carambola         Hotel Operating                         The Bank of Nova Scotia            965-12
Gatlinburg (Town Square       Master                                  Union Planters                   3550006721
Village at Steamboat          Sunterra Pacific Realty Inc.            Vecirabank                       4810007148
Virginia - Powhatan           Powhatan Plantation Operating A         Wachovia Bank                    900512706
Virginia - Powhatan           Maintenance Reserve                     Wachovia Bank                    900512941
Virginia - RMI                Encore Escrow                           Wachovia Bank                    1850020682
Virginia - Powhatan           Lockbox                                 Wachovia Bank                    1850020869
Virginia - RMI                Offsite Ticket                          Wachovia Bank                    1850021221
Virginia - Greensprings       Maintenance Reserve                     Wachovia Bank                    7901030310
Virginia - RMI                RMI Virginia Operating Account          Wachovia Bank                    7901037145
Virginia - RMI                RMI Payroll Account                     Wachovia Bank                    7901037153
Virginia - RMI                Petty Cash                              Wachovia Bank                    7901037196
Virginia - RMI                Gifting                                 Wachovia Bank                    7901037218
Virginia - Greenpsrings       Greensprings Operating Account          Wachovia Bank                    7911849016
Virginia - Powhatan                                                   Wachovia Bank                    00303195252
Virginia - Powhatan                                                   Wachovia Bank                    00900361506
Virginia - Greensprings                                               Wachovia Bank                    07911727735
EVR Lake Tahoe                Lake Tahoe Resort Partners, LLC         Wells Fargo Bank                 0059011684
Palm Springs                  RMI Oasis at Palm Springs Trust         Wells Fargo Bank                 0087588174
Harbour Lights                RMI Harbour Lights Trust Account        Wells Fargo Bank                 0087588356
Harbour Lights                RMI Harbour Lights OPC Account          Wells Fargo Bank                 0087588406
EVR Lake Tahoe                RMI, Inc Brokers Trust Account          Wells Fargo Bank                 0314901042
Tahoe Roundhill               Resort Development International        Wells Fargo Bank                 0372117077
Tahoe Roundhill                                                       Wells Fargo Bank                 0372117119
Tahoe Roundhill                                                       Wells Fargo Bank                 0372117226
Harich Tahoe                  Harich Tahoe                            Wells Fargo Bank                 0372117234
------------------------------------------------------------------------------------
PROPERTY NAME                    ABA#        ACCOUNT DESCRIPTION/PURPOSE
------------------------------------------------------------------------------------
Tahoe Roundhill                  none        Cash - Spiffs
Village at Steamboat             none        Cash Mktg Petty Cash
Village at Steamboat             none        Cash Mktg Spiffs
Villas de Santa Fe               none        Payroll
Villas de Santa Fe               none        Petty Cash
Villas on the Lake               none        Master Petty Cash
St. Croix - Carambola            none        Developer Petty Cash
St. Croix - Carambola            none        Hotel Petty Cash
St. Croix - Carambola            none        Developer Mktg Petty Cash
Village at Steamboat          102000076      OPC/Gifting
Sunterra Finance                             ESF Concentration
First American Tour & Travel                 Payroll
First American Tour & Travel                 CD redeemed
Sunterra Corporation          021000021      Investment
EVR Grand Beach                              Escrow Cash Phillipines
Gatlinburg (Town Square                      VIP
St. Croix - Carambola         101606216      Developer Operations
St. Croix - Carambola         101606216      Credit Card Deposits
St. Croix - Carambola         101606216      Payroll
St. Croix - Carambola         101606216      Business Checking
St. Croix - Carambola         101606216      Hotel Operations
Gatlinburg (Town Square                      n/a
Village at Steamboat          102003154      Escrow
Virginia - Powhatan           051000253      Operating
Virginia - Powhatan           051000253      Investment
Virginia - RMI                051000253      Encore Deposits
Virginia - Powhatan           051000253      Lockbox
Virginia - RMI                051000253      Ticket Sales-Deposits
Virginia - Greensprings       051000253      Investment
Virginia - RMI                051000253      Referral fees, misc. credit card deposits
Virginia - RMI                051000253      Payroll
Virginia - RMI                051000253      Misc. office @ sales
Virginia - RMI                051000253      Premiums to guests
Virginia - Greenpsrings       051000253      Operating
Virginia - Powhatan                          Cash - Restricted
Virginia - Powhatan                          Escrow Cash (CFB)
Virginia - Greensprings       051000253      Escrow Cash (CFB)
EVR Lake Tahoe                121000248      Operating
Palm Springs                  121000248      Credit Card Transactions/Deposits
Harbour Lights                121000248      Credit Card Transactions/Deposits
Harbour Lights                121000248      Credit Card Transactions/Deposits
EVR Lake Tahoe                121000248      Escrow cash
Tahoe Roundhill               122101191      Commission Payroll
Tahoe Roundhill               122101191
Tahoe Roundhill               122101191      Mktg Payroll
Harich Tahoe                  122101191      Payroll


Total Bank Balance as of June 30, 2000

Less: Checks Outstanding as of June 30, 2000

Total GL Balance as of June 30, 2000

Sunterra Corporation
Bank Account G/L Balances
(as of June 30, 2000)

-----------------------------------------------------------------------------------------------------------------------
PROPERTY NAME                 ACCT. TITLE                             BANK NAME                      BANK ACCOUNT #
-----------------------------------------------------------------------------------------------------------------------
Tahoe Roundhill               RMI Marketing                           Wells Fargo Bank              0372117242
RMI Carlsbad                  Encore Account                          Wells Fargo Bank              0435245261
San Luis Bay                  Trust                                   Wells Fargo Bank              0465864627
RMI Carlsbad                  Resort Marketing International          Wells Fargo Bank              0644506370
RMI Carlsbad                  Resort Marketing International (C       Wells Fargo Bank              0644506370
Villas de Santa Fe            Signature Resorts Inc                   Wells Fargo Bank              0644525545
Villas de Santa Fe            Signature Resorts Inc RMI Santa         Wells Fargo Bank              0644525651
Villas de Santa Fe            Signature Resorts Inc                   Wells Fargo Bank              0754852226
Northbay                      ARS Realty, Inc.                        Wells Fargo Bank              0895-076446
EVR Lake Tahoe                RMI, Inc Lake Tahoe Payroll Acc         Wells Fargo Bank              0901069161
EVR Lake Tahoe                Resort Marketing International          Wells Fargo Bank              0901069187
San Luis Bay                  Payroll                                 Wells Fargo Bank              0901069229
San Luis Bay                  Rental                                  Wells Fargo Bank              0901069831
Sunterra Corporation                                                  Wells Fargo Bank              0961006194
Tahoe Roundhill               Resort Dev int                          Wells Fargo Bank              4159566587
Tahoe Roundhill               Resort Connections                      Wells Fargo Bank              4159566660
St. Maarten, NV                                                       Windward Island Bank           20016901
Royal Palm                    Payroll Usd                             Windward Island Bank           20017103
Royal Palm                    Operating                               Windward Island Bank           20017201
Royal Palm                    Merchant                                Windward Island Bank           20017310
Flamingo Beach                Payroll Usd                             Windward Island Bank           20018002
Flamingo Beach                Operating                               Windward Island Bank           20018100
Flamingo Beach                Merchant                                Windward Island Bank           20018209
Royal Palm                    Payroll Nat                             Windward Island Bank           20145604
Flamingo Beach                Payroll Nat                             Windward Island Bank           20145702
Royal Palm                                                                                           606399890
Bent Creek Golf Course
EVR Grand Beach
Palm Springs
Ridge Spa & Raquet Club
Virginia - RSI
------------------------------------------------------------------------------------
PROPERTY NAME                    ABA#        ACCOUNT DESCRIPTION/PURPOSE
------------------------------------------------------------------------------------
Tahoe Roundhill               122101191      Payroll
RMI Carlsbad                  121000248      Encore Deposits
San Luis BAy                                 Escrow Trust
RMI Carlsbad                  121000248      Credit Card Transactions/Deposits
RMI Carlsbad                  121000248      Payroll
Villas de Santa Fe            107002192      Operating
Villas de Santa Fe            107002192      Payroll
Villas de Santa Fe            107002192      Sales Spiffs
Northbay                      121000248      Operating
EVR Lake Tahoe                121000248      Payroll
EVR Lake Tahoe                121000248      Payroll/Commissions
San Luis Bay                  121000248      Payroll
San Luis Bay                                 Rental Deposits
Sunterra Corporation                         Petty Cash
Tahoe Roundhill               121000248      Escrow
Tahoe Roundhill               121000248      Operating Acct
St. Maarten, NV                   N/A        Master Operating
Royal Palm                        N/A        Payroll Usd
Royal Palm                        N/A        Operating
Royal Palm                        N/A        Merchant
Flamingo Beach                    N/A        Payroll
Flamingo Beach                    N/A        Local Checks
Flamingo Beach                    N/A        Credit Cards
Royal Palm                        N/A        Payroll Nat
Flamingo Beach                    N/A        Payroll
Royal Palm
Bent Creek Golf Course
EVR Grand Beach                              Escrow Cash Phillipines II
Palm Springs                                 Escrow Cash
Ridge Spa & Raquet Club                      Payroll
Virginia - RSI


Total Bank Balance as of June 30, 2000                                               16,923,090.90

Less: Checks Outstanding as of June 30, 2000                                         (3,852,687.05)

Total GL Balance as of June 30, 2000                                                 13,070,403.85

                                                                     FORM NO.4
_____________________________________________________________________________________________
FORM 6123                 DEPARTMENT OF F-4  TREASURY - INTERNAL REVENUE SERVICE
      1944                VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
_____________________________________________________________________________________________
                    Do not attach this notice to your return
_____________________________________________________________________________________________
          DISTRICT DIRECTOR INTERNEL REVENUE SERVICE
          ATTN:  CHIEF SPECIAL PROCEDURES FUNTION
TO
_____________________________________________________________________________________________
          NAME OF TAXPAYER
                          Sunterra Corporation et. al.
         ____________________________________________________________________________________
          DEBTOR IN POSSESSION, RECEIVER, OR TRUSTEE
                          Sunterra Corporation et. al.
         ____________________________________________________________________________________
FROM      SIGNATURE AND TITLE OF PERSON AUTHORIZED BY COURT ORDER

         ____________________________________________________________________________________
          ADDRESS

_____________________________________________________________________________________________
The following information is to notify you of a Fedeal tax depost9s) (FTD) as required by the United States bankruptcy court (complete Sections 1 and 2 as appropriate):
_____________________________________________________________________________________________
SECTION 1               FTDD Form 8109 coupon or Form 8109-B was submitted to the ____________
TAXES REPORTED ON       ________________for the payroll period from ___________to ____________
FORM 941, EMPLOYER'S         (Bank)
QUARTERLY FEDERAL
TAX RETURN                 Gross wages paid to employees                         $___________
                           Income tax withheld                                   $___________
                           Social Security (EMPLOYER'S PLUS EMPLOYEES'
                             SHARE OF SOCIAL SECURITY TAX)                       $___________
                        TOTAL DEPOSITED WITH FTD FORM 8109 COUPON OR FORM 8109-B
_____________________________________________________________________________________________
SECTION 2               FTDD Form 8109 coupon or Form 8109-B was submitted to the ____________
TAXES REPORTED ON       ________________for the payroll period from ___________to ____________
FORM 940D, EMPLOYER'S        (Bank)
ANNUAL FEDERAL
UNEMPLOYMENT (FUTA)        Gross wages paid to employees                         $____________
TAX RETURN              TOTAL DEPOSITED WITH FTD FORM 8109 COUPON OR FORM 8109-B  ____________
                        DATE DEPOSITED                                            ____________
_____________________________________________________________________________________________
                               BANK CERTIFICATION
             (CERTIFICATION IS LIMITED TO RECEIPT OF DEPOSIT ONLY)
This certifies receipt of deposits described below for Federal Taxes as defined in Circular E, Employers' Tax Guide
(Publication 15):
_____________________________________________________________________________________________
Depositor's Employer Identification Number  Amount (Form 941 Taxes)      Date of Deposit

_____________________________________________________________________________________________
Name and Address of Bank                           Received by

_____________________________________________________________________________________________
Depositor's Employer Identification Number     Amount(Form 940 Taxes)     Date of Deposit)

_____________________________________________________________________________________________
Name and Address of Bank                       Received by

_____________________________________________________________________________________________
ILLEGIBLE                                                                 FORM 6123 (REV 314)

Note: ProBusiness and Compupay serve as escrow agents for
Payroll taxes. See attached spreadsheets showing impounded
_____________________________________________________________________________________________

PAYROLL NAME                           COMPUPAY ACCT #               DATE                        TOTAL IMPOUNDED
---------------------------------------------------------------------------------------------------------------
RMI EVR Grand Beach                        26153                    06/02/00                          14271.53
RMI EVR Grand Beach                        26153                    06/09/00                           -775.45
RMI EVR Grand Beach                        26153                    06/16/00                           -183.13
RMI EVR Grand Beach                        26153                    06/23/00                           3529.15
RMI EVR Grand Beach                        26153                    06/30/00                           2971.96
RMI SR Royal Dunes                         26154                    06/02/00                            272.67
RMI SR Royal Dunes                         26154                    06/30/00                              0.00
RMI Offsite                                26155                    06/02/00                           7486.02
RMI Offsite                                26155                    06/09/00                          16196.25
RMI Offsite                                26155                    06/16/00                           9683.50
RMI Offsite                                26155                    06/23/00                          14788.78
RMI Offsite                                26155                    06/30/00                           5989.83
RMI SR Cypress Pointe                      26156                    06/02/00                          12941.72
RMI SR Cypress Pointe                      26156                    06/09/00                          14621.53
RMI SR Cypress Pointe                      26156                    06/16/00                          17951.37
RMI SR Cypress Pointe                      26156                    06/23/00                          13761.39
RMI SR Cypress Pointe                      26156                    06/30/00                          13651.02
RMI SR San Luis Bay                        26157                    06/02/00                196.93    11916.42
RMI SR San Luis Bay                        26157                    06/16/00                 23.51      699.67
RMI SR San Luis Bay                        26157                    06/23/00                 21.48     1050.67
RMI SR San Luis Bay                        26157                    06/30/00                 57.82     3312.95
RMI EVR at Lake Tahoe                      26160                    06/02/00                  5.60      318.40


RMI EVR at Lake Tahoe                      26160                    06/02/00                 63.40     2170.77
RMI EVR at Lake Tahoe                      26160                    06/09/00                214.25     8433.17
RMI EVR at Lake Tahoe                      26160                    06/16/00                198.50    12187.24
RMI EVR at Lake Tahoe                      26160                    06/23/00                215.64    17939.36
RMI EVR at Lake Tahoe                      26160                    06/30/00                 27.95      849.47
RMI SR Williamsburg Sales                  26162                    06/02/00                          71579.58
RMI SR Williamsburg Sales                  26162                    06/09/00                          42890.11
RMI SR Williamsburg Sales                  26162                    06/16/00                          28810.89
RMI SR Williamsburg Sales                  26162                    06/23/00                          14264.08
RMI SR Williamsburg Sales                  26162                    06/30/00                          29794.98
RMI FATT Ft. Lauderdale                    26163                    06/02/00                          10045.46
RMI FATT Ft. Lauderdale **                 26163                    06/02/00                          10073.97
RMI FATT Ft. Lauderdale                    26163                    06/09/00                           7922.86
RMI FATT Ft. Lauderdale                    26163                    06/16/00                           5738.54
RMI FATT Ft. Lauderdale                    26163                    06/23/00                           5106.24
RMI FATT Ft. Lauderdale                    26163                    06/30/00                           3086.42
RMI SR Savoy on South Beach                26164                    06/02/00                           5557.60
RMI SR Savoy on South Beach                26164                    06/16/00                              0.00
RMI SR Savoy on South Beach                26164                    06/30/00                              0.00
RMI SR Carlsbad Office                     26165                    06/02/00                242.91    13599.80
RMI SR Carlsbad Office                     26165                    06/09/00                -39.98    -2171.68
RMI SR Carlsbad Office                     26165                    06/16/00                 55.48     1637.61
RMI SR Carlsbad Office                     26165                    06/23/00                 14.17      511.70
RMI SR Carlsbad Office                     26165                    06/30/00                135.74     8417.18
RMI EVR Lake Tahoe                         26167                    06/02/00                 37.75     1140.07
RMI EVR Lake Tahoe                         26167                    06/09/00                336.70    20370.53
RMI EVR Lake Tahoe                         26167                    06/16/00                171.33    11593.36
RMI EVR Lake Tahoe                         26167                    06/23/00                 57.30    11853.85
RMI EVR Lake Tahoe                         26167                    06/30/00                 42.01     2460.58
RMI Villas de Santa Fe                     26170                    06/02/00                          24821.84
RMI Villas de Santa Fe                     26170                    06/16/00                          16697.86
RMI Villas de Santa Fe                     26170                    06/30/00                          15240.27
RMI SR Bent Creek Golf Village             26171                    06/02/00                           4496.15
RMI SR Bent Creek Golf Village             26171                    06/09/00                            873.40
RMI SR Bent Creek Golf Village             26171                    06/16/00                            127.30
RMI SR Bent Creek Golf Village             26171                    06/23/00                            321.40
RMI SR Bent Creek Golf Village             26171                    06/30/00                            157.87
RMI SR Gatlinburg Town Square              26172                    06/02/00                           9436.46
RMI SR Gatlinburg Town Square              26172                    06/09/00                           5429.41
RMI Galtinburg Town Square                 26172                    06/16/00                           3744.43
RMI SR Gatlinburg Town Square              26172                    06/23/00                           8598.28
RMI SR Gatlinburg Town Square              26172                    06/30/00                           3703.98
RMI Polynesian Isles Resort                26173                    06/02/00                           6712.07
RMI Polynesian Isles Resort                26173                    06/09/00                            802.32
RMI Polynesian Isles Resort                26173                    06/16/00                            337.45
RMI Polynesian Isles Resort                26173                    06/30/00                              0.00
RMI SR Cypress Pointe                      26174                    06/02/00                           3090.58
RMI SR Cypress Pointe                      26174                    06/09/00                           4108.61
RMI SR Cypress Pointe                      26174                    06/16/00                           7679.35
RMI SR Cypress Pointe                      26174                    06/23/00                           4506.78
RMI SR Cypress Pointe                      26174                    06/30/00                           3388.27
RMI Scottsdale Villa Mirage                26177                    06/02/00                          26055.01
RMI Scottsdale Villa Mirage                26177                    06/16/00                           7854.08
RMI Scottsdale Villa Mirage                26177                    06/30/00                           8721.78
RMI Sedona Properties                      26203                    06/02/00                          62295.01
RMI Sedona Properties                      26203                    06/16/00                          53708.82
RMI Sedona Properties                      26203                    06/30/00                          51593.25
RMI Round Hill Square Office               26213                    06/02/00                 31.44     2459.88
RMI Round Hill Square Office               26213                    06/09/00                188.81    11996.20
RMI Round Hill Square Office               26213                    06/16/00                197.06    17686.53
RMI Round Hill Square Office               26213                    06/23/00                  5.97     7887.17
RMI Round Hill Square Office               26213                    06/30/00                  0.25      237.37
RMI Village at Steamboat                   26216                    06/02/00                 13.35     7875.64
RMI Village at Steamboat                   26216                    06/16/00                 13.35      919.63
RMI Village at Steamboat                   26216                    06/30/00                 18.26      953.35
RMI Harbour Lights                         26217                    06/02/00                 41.04     1055.55
RMI Harbour Lights                         26217                    06/09/00                           1320.17
RMI Harbour lIghts                         26217                    06/16/00                 55.19     2690.51
RMI Harbour Lights                         26217                    06/30/00                 41.84    -1691.77
RMI Sedona                                 26221                    06/02/00                           3490.16
RMI Sedona                                 26221                    06/09/00                           1157.09
RMI Sedona                                 26221                    06/16/00                            709.84


RMI Sedona                                 26221                    06/30/00                           1502.88
RMI Palm Springs                           26226                    06/02/00                 40.31     1636.66
RMI Palm Springs                           26226                    06/09/00                 43.65     1749.67
RMI Palm Springs                           26226                    06/16/00                  9.26      352.96
RMI Palm Springs                           26226                    06/30/00                  9.02      347.32
RMI Ellington @ Wachesaw East              26227                    06/02/00                           2775.36
RMI Ellington @ Wachesaw East              26227                    06/09/00                           3889.13
RMI Ellington @ Wachesaw East              26227                    06/16/00                           2757.01
RMI Ellington @ Wachesaw East              26227                    06/23/00                           3150.85
RMI Ellington @ Wachesaw East              26227                    06/30/00                           3425.15

Date                                   TOTALS
                    4/7/00          $  397,814.90
                   4/21/00          $  699,278.31
Total Wired                         $1,097,093.21
04/03-04/28/2000                    $1,096,992.91
DIFFERENCE                          $    (100.30)
                                    $           -
                    5/5/00          $  385,461.64
                   5/12/00          $  125,152.51
                   5/19/00          $  371,382.08
Total Wired                         $  881,996.23
                                    $           -
                                    $           -
04/03-04/28/2000                    $1,096,992.91
05/05-05/19/2000                    $  881,996.23
Total Wired                         $1,978,989.14
04/03-05/31/2000                    $2,059,656.31
DIFFERENCE                          $   80,667.17
                                    $           -
06/02/2000 1st                      $  326,567.05
06/02/2000 2nd                      $  506,566.67
DIFFERENCE                          $  179,999.62
                                    $           -
                   6/16/00          $  232,746.75
                   6/23/00          $  153,166.23
                                    $           -
                                    $           -
                                    $           -
04/03-05/31/2000                    $2,059,656.31
06/02/2000 2nd                      $  506,566.67
                   6/16/00          $  232,746.75
                   6/23/00          $  153,166.23
Total Wired                         $2,952,135.96
04/03-06/30/2000                    $3,184,709.58
DIFFERENCE                          $  232,573.62
Add'l Liability                     $   22,144.53
TOTAL 06/30/2000                    $  254,718.15

Consolidated Cash Disbursements for the month ended June 30, 2000

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
-----------------------------------------------------------------------------------------------------------------------------------
SUNTERRA CORPORATION  CASE NO. 00-56931-JS
D.A. Trust                                                   Club @ Tahoe             Garnishment -payroll 6/21
Franchise Tax Board                                          Club @ Tahoe             Garnishment -payroll 6/21
Comptroller State of Fla.                                    Corporate                Bonds
People of the State California                               Corporate                Bonds
Fla Dept Agriculture & Consumer Services                     Corporate                Bonds
Fla Dept Agriculture & Consumer Services                     Corporate                Bonds
John Browning Real Estate                                    Corporate                Broker of record - Illinois fee
Arizona Corp Commission                                      Corporate                Fee for 2000 Annual Report
California Sec of State                                      Corporate                Fee for 2000 Annual Report
Commonwealth of Kentucky                                     Corporate                Fee for 2000 Annual Report
Dept of Commerce- Hawaii                                     Corporate                Fee for 2000 Annual Report
Illinois Sec of State                                        Corporate                Fee for 2000 Annual Report
N. C. Real Estate Commission                                 Corporate                Real estate License renewal
Arkansas Real Estate Commission                              Corporate                Registration Renewal Fee
Fla - Dept of State                                          Corporate                Renewal file annual report
Indiana Office Attorney General                              Corporate                Renewal file annual report
Treasurer of Virginia                                        Corporate                Renewal file annual report
Treasurer of Virginia                                        Corporate                Renewal file annual report
Office of General Counsel                                    Corporate                Voluntary disclosure
Arizona Dept Environmental Quality                           Corporate                Sedona Summit Ph#3 review fees
Yavapai County Arizona                                       Corporate                Processing fee Sedona Summit  plan
Dept Business & Professional Regulations                     Corporate                Filing fees - Chapter 11
CA Dept of Real Estate                                       Corporate                Chapter 11 disclosure

TOTAL GOVERNMENTAL FEES AND TAXES

Public Storage                                               Corporate                Rent
Lake Ellenor Business Center                                 Corporate                Rent
Lake Ellenor Business Center                                 Corporate                Rent
Tahitian Investments                                         Corporate                Rent
AMPCO                                                        Corporate                Rent for Parking at Pasadena Office
AETNA Life Insurance                                         Corporate                Rent for Pasadena (Kaneko) Office
Premier Modular                                              Corporate                Modular building
Lake Ellenor Business Center                                 Corporate                Rent for LE1 - New Space (June)
Tahitian Investments                                         Corporate                Rent for LE3
Premier Modular Building                                     Cypress                  Rental
Public Storage                                               Cypress                  Storage
Resun Leasing                                                Cypress                  Trailer Rental
Aetna                                                        Corporate                Rent
AAA Storage                                                  Plantation               Storage facility

TOTAL PROPERTY RENT

Ford Motor Credit                                            Corporate                Auto Lease
Canon Financial Services                                     Corporate                Copier Lease
Canon Financial                                              Corporate                Copier Lease
Danka Financial                                              Corporate                Copier Lease
BMW Financial                                                Corporate                Lease
Matrix Funding                                               Corporate                Lease payment
BMW Financial                                                Corporate                Lease pmt
Fidelity Leasing                                             Corporate                Mail Machine
Bank One                                                     Corporate                Suburban payment
Matrix lease                                                 Corporate                IT equipment
IOS Capital                                                  Plantation               Copier Lease

TOTAL EQUIPMENT LEASES

Bell South                                                   Corporate                Phone

TOTAL TELEPHONE

Cigna Medical                                                Corporate                Claims funding
Benefits Mgmt Company                                        Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding


                                  Pgae 1 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
Met -Life Dental                                             Corporate                Claims funding
Met -Life Dental                                             Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Met -Life Dental                                             Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Benefit Mgmt Co                                              Corporate                Claims funding
Met -Life Dental                                             Corporate                Claims funding
Met -Life Dental                                             Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Met -Life Dental                                             Corporate                Claims funding
Met -Life Dental                                             Corporate                Claims funding
Met -Life Dental                                             Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Cigna Medical                                                Corporate                Claims funding
Met Life Dental                                              Corporate                Claims Funding
Met Life Dental                                              Corporate                Claims Funding
Met Life Dental                                              Corporate                Claims Funding
Met Life Dental                                              Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Met Life Dental                                              Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Met Life Dental                                              Corporate                Claims Funding
Met Life Dental                                              Corporate                Claims Funding
Cigna                                                        Corporate                Claims Funding
Met Life Dental                                              Corporate                Claims Funding
McGriff, Seibels                                             Corporate                General Liability
Imperial Premium Financing                                   Corporate                Insurance financing
Prudential                                                   Corporate                Life & Disability
Cox Health Systems                                           Corporate                May-June premium
Starbridge                                                   Corporate                Part time benefits
WHP Health                                                   Corporate                Pharmacy
Met -Life Dental                                             Corporate                Premiums
AFCO                                                         Corporate                Second installment of EPL policy
Elite Brokerage Service                                      Corporate                Stop loss agg insurance
McGriff, Seibels                                             Corporate                Taxes, surcharges & state fees on above WC
McGriff, Seibels                                             Corporate                Workers Comp Premium
McGriff, Seibels & Williams                                  Corporate                Workers Compensation
AFCO                                                         Corporate                D&O Insurance
Marsh Insurance                                              Corporate                D&O Insurance

TOTAL INSURANCE

Royal Price LTD                                              Corporate                Paper
Royal Price LTD Inc.                                         Corporate                Paper
Petty Cash                                                   Corporate                Petty cash - Suzi Huston
US Postal Service                                            Corporate                Postage
US Postal Service                                            Corporate                Postage
Bankruptcy Services                                          Corporate                Postage Advance
Four Graphics                                                Corporate                Printing
US Postal Service                                            Corporate                Postage
Fedex                                                        Corporate                Reinstatement of Account
Hewlett Packard                                              Corporate                Support for Unix box


                                  Page 2 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
Newo                                                         Corporate                Coffee, etc.
US Postal Service                                            Corporate                Postage Machine Refill
Accountemps                                                  Encore                   Temp
Fed Ex                                                       Corp                     Shipping
Fed Ex                                                       Plantation               Shipping

TOTAL OFFICE SUPPLIES

Advantage Hotel Corp                                         Cypress                  Breakfast
Advantage Hotel Corp                                         Corporate                Breakfast In House
Advantage Hotel Corp                                         Corp                     Breakfast Supplies
Advantage Hotel Corp                                         Corporate                Breakfast Supplies
Advantage Hotel                                              Cypress                  Food
Grand Vacation Club - Various                                FATT                     Redemption for FATT
Embassy Vacation Resort HOA                                  EVR Tahoe                Room Stays 6/8/-6/14
American Airlines                                            Corporate                Fulfillment

TOTAL MARKETING, SELLING, & ADVERTISING

Tahoe Beach & Ski                                            Club Sun @ Tahoe         Maintenance fee
Cypress Pointe Phase I                                       Corp                     Developer funding for HOA w/e 6/30
Cypress Pointe Phase II                                      Corp                     Developer funding for HOA w/e 6/30
Coral Sands                                                  Corp                     Developer funding for HOA w/e 6/30
Savoy                                                        Corp                     Developer funding for HOA w/e 6/30
Polynesian Isle Phase I                                      Corp                     Developer funding for HOA w/e 6/30
Polynesian Isle Phase IV                                     Corp                     Developer funding for HOA w/e 6/30
Royal Dunes                                                  Corp                     Developer funding for HOA w/e 6/30
Gatlinburg Town Village                                      Corp                     Developer funding for HOA w/e 6/30
Ft. Lauderdale                                               Corp                     Developer funding for HOA w/e 6/30
Royal Palm Beach resort                                      Corp                     Developer funding for HOA w/e 6/30
Flamingo Beach resort                                        Corp                     Developer funding for HOA w/e 6/30
Gatlinburg Town Square                                       Corp                     Developer funding for HOA w/e 6/30
Greensprings                                                 Corp                     Developer funding for HOA w/e 6/30
Lake Tahoe                                                   Corp                     Developer funding for HOA w/e 6/30
Scottsdale HOA                                               Corp                     Maintenance Fee 1st Quarter
Scottsdale UDI                                               Corp                     Maintenance Fee 1st Quarter
Villas De Santa Fe                                           Corp                     Maintenance Fee 1st Quarter
Cypress Pointe                                               Cypress Pointe           Maintenance fee
Cypress Pointe HOA                                           Cypress Pointe           Maintenance Fees

TOTAL MAINTENANCE FEES

John Edmondson                                               Corp                     Commission
Alejandra Padin                                              Corp                     Commission
Roundhill                                                    Roundhill                Commission
SRT Inc                                                      Corp                     Computer consultant 5/31-6/2
Shawfield Relational Technology                              Corp                     Consulting
Various JUN1500-6010                                         Cypress                  Commission
Larry Aiello                                                 Cypress                  Commission
Various                                                      Cypress                  Commissions
Various                                                      Cypress                  Commissions & May Bonus
Various                                                      Cypress                  In house Sales & Marketing
Lourdes de Jesus                                             Corp                     Commissions
Padin & Edmondson                                            Corp                     Commissions
Various Independent Contractors                              Cypress Pointe           Commissions
Mid Atlantic Timeshares                                      Nat'l Programs           Commissions
Chantharangkul                                               Nat'l Programs           Commissions
Freeland                                                     Nat'l Programs           Commissions
Stewart                                                      Nat'l Programs           Commissions
FATT                                                         FATT                     Commissions
Cypress Pointe                                               Cypress                  Spiff
Various - Batch 00JUN13 -PAYROLL                             Plantation               Commissions
Various Independent Contractors                              Plantation @ Fall Creek  Commissions  earned 5/14-5/20
San Luis Bay                                                 RMI                      Commissions
Villas de Santa Fe                                           Sante Fe                 Commissions
Plantation at Fall Creek                                     RMI                      Commissions
Harbor Lights                                                RMI                      Commissions

                                  Page 3 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
Oasis at Palm Springs                                        RMI                      Commissions
Cypress Pointe                                               Cypress                  Commissions
Tele-Sales-Bill Stewart                                      RMI                      Commissions
Various                                                      Villas De Santa Fe       Commissions
Millennium                                                   FATT                     Commissions
Various commissions for Sante Fe                             Santa Fe                 Commissions
Various - Batch MAY00-COMM3                                  Villas De Santa Fe       Commissions

TOTAL COMMISSIONS/CONTRACT LABOR

Various employees                                            Corp                     Expense Report
Various                                                      Corp                     Expense Report
Various                                                      Corp                     Expense Report
Anna Goettle                                                 Corp                     Expense Report
Ann Cohen                                                    Corp                     Expense Report
Chuck Frey                                                   Corp                     Expense Report
Chuck Frey                                                   Corp                     Expense Report
Richard Goodman                                              Corp                     Expense Report
Charles Hunt                                                 Corp                     Expense Report
Missy Knight                                                 Corp                     Expense Report
Jayne Lammers                                                Corp                     Expense Report
Paula Meads                                                  Corp                     Expense Report
Edward Padilla                                               Corp                     Expense Report
Leon Rupp                                                    Corp                     Expense Report
Ann Stewart                                                  Corp                     Expense Report
Seth West                                                    Corp                     Expense Report
Various                                                      Corp                     Expense Report
Various                                                      Corp                     Expense Report
Various                                                      Corp                     Expense Report
Kathy Foster                                                 Corp                     Expense Report
John Wildberger                                              Corp                     Expense Report - Reissue B of A check
Hal Henson                                                   Corp                     Expense Report - Reissue B of A check
Shelly Brown                                                 Corp                     Expense Report - Reissue B of A check
Larry Fenrenbach                                             Corporate                Cell phone
Diana Benner                                                 Encore                   Expense reimbursement
Diana Russell                                                Encore                   Expense reimbursement
Candice Edgar                                                Encore                   Expense reimbursement - replacement check
Diana Benner                                                 Encore                   Expense reimbursement - replacement check
Grace Irizarry                                               Corporate                Expense reimbursement
Grace Irizarry                                               Corporate                Expense reimbursement
Various                                                      Plantation               Expense Report
Rocio Phipps                                                 Savoy                    Expense Report
Carolyn Rizzo                                                Savoy                    Expense Report

TOTAL EXPENSE REPORTS

Advanced Data Designs                                        Corp                     Additional cable
Advanced Data Designs                                        Corp                     Work stations LE 1 Suite 400
Signature Systems                                            Corp                     Alarm monitoring
Robertson - Johnson Warehouse                                Corp                     Storage roofing tiles -Grand Beach
Crosen                                                       Corp                     Construction
Michael Mcnulty                                              Corp                     Construction
SFT Facilities Inc.                                          Corp                     Construction LE I
Advanced Data Designs                                        Corp                     Data drops  reception area
Cable & Wireless                                             Corp                     Deposit -Long distance service
Tri - City Electrical                                        Corp                     Disconnect trailers/street lights
Wire and Design                                              Corp                     Electrical -LE I
Aaron Rent Inc                                               Corp                     Furniture Rental
MPI Net                                                      Corp                     Internet service advance
Julie Mitacchione                                            Corp                     Janitorial Service
Wil Montalvo                                                 Corp                     LE 3 project
Sargon Warda                                                 Corp                     LE 3 project
Advanced data Designs                                        Corp                     LE I Project
Wire & Design Service                                        Corp                     LE I Project
Ray Lomax                                                    Corp                     LE I Project
Sargon Warda                                                 Corp                     LE I Project


                                  Page 4 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
Edward Mercado                                               Corp                     LE I Project
Wil Montalvo                                                 Corp                     LE I Project
Steves Lock                                                  Corp                     Lock LEI Suite 400
Builders First Source                                        Corp                     Material for wood ramp
Fulford Van                                                  Corp                     Moving
MPI Net                                                      Corp                     network
Advanced Data Design                                         Corp                     Paging System - LE III
Ampco                                                        Corp                     Parking permit
Sargon Warda                                                 Corp                     Project LE 1, 3, suite 400
Ed Mercado                                                   Corp                     Project LE 1, 3,suite 400
Wil Montalvo                                                 Corp                     Project LE 1, 3,suite 400
Watts air Conditioning                                       Corp                     Repair
Triangle Reprograph                                          Corp                     Reproduction of Survey
Chase Security Service                                       Corp                     Security
Chase Security                                               Corp                     Security services
American Construction Services Group                         Corp                     Site clean up, driveway,cart path
Wire & Design                                                Corp                     Suites 350 & 450
Arizona Waste Water treatment                                Corp                     Deposit Waste water treatment module
Evans Environmental                                          Corp
Advance Data Design                                          Corp                     Data cable LE3
SFT Facilities Inc                                           Corp                     Moving from Metro to LE1 - Boxes
Advanced Data Design                                         Corp                     Moving from Metro to LE1 - Cable
Fulford Van & Storage                                        Corp                     Moving from Metro to LE1 - Furniture
St. Maarten                                                  Corp                     Hurricane repairs
Anderson rental                                              Cypress                  Holding Tanks

TOTAL REPAIRS & MAINTENANCE

Ing Baring                                                   Corp                     Interest & Fees on Loan
Poipu Resort Partners                                        Corp                     Capital Call
Ableco Finance                                               Corp                     Release Fee
Kristin Livingston                                           Corp                     Sunterra Sprite day
Metro West Transportation                                    Corp                     Transportation
Metro West Transportation                                    Corp                     Transportation
Network Solutions                                            Corp                     Web site
Goldman Toy & Assoc                                          Corp                     Retainer additional service Sedona Summit
De Gueherys                                                  Corp                     Printing stock certificates
California Pension                                           Corp                     Initial payment - Plan yr 1999
Shane Coleman                                                Corp                     Real Estate school
Premier Systems                                              Corp                     Memory for Server
Termination 5/19                                             Plantation
Cypress Pointe                                               Cypress                  Fund master acct - bank charges
First Union                                                  Corp                     Construction Interest
Bank of America                                              Corp                     Bank Fees
First Union                                                  Corp                     Bank Fees
Grand Beach Condominium Association                          Corp                     Repayment
Gatlinburg Town Square HOA                                   Corporate                New Playground at Town Square
Corporate charges (Fall Creek added)                         Corporate                Various
Corporate charges (Cypress added, San Luis Bay deleted)      Corporate                Various
DIP Financing                                                Corporate                Cerberus Fees
Schreeder Wheeler Flint                                      Cypress                  Encore Transfer

TOTAL MISCELLANEOUS

Board of Directors                                           Corp                     Fee
Page, Mrachek, Fitzgerald, Rose                              Corp                     Legal - Savoy sale
Page, Mrachek, Fitzgerald, Rose                              Corp                     Legal - Savoy sale
Sitrick and Company                                          Corp                     Professional Fees
Scherer Development                                          Corp                     Property magmt
Arthur Anderson                                              Corp                     Registration CPE Seminar
Sitrick & Co                                                 Corp                     Retainer beginning June 1

TOTAL PROFESSIONAL FEES

-----------------------------------------------------------------------------------------------------------------------------------
Total Sunterra Corporation
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 5 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
AKGI ST. MAARTEN N. V. INC.  CASE NO. 00-56932-JS
-------------------------------------------------
Flamingo                                                     Corp                     Commission
Royal Palm                                                   RMI                      Commissions

TOTAL COMMISSIONS

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL AKGI ST. MAARTEN N. V. INC.
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 6 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
ALL SEASONS PROPERTIES, INC. (AZ) CASE NO. 00-56936-JS
------------------------------------------------------
Anchor Mini Storage                                          Scottsdale Villa Mirage  May 31- June 8
Anchor Mini Storage                                          Scottsdale               Rental
Various OPC locations                                        Sedona                   Rental
Mobile Mini Inc                                              Scottsdale               Rental
Mobile Mini Inc                                              Sedona                   Rental
Mobile Mini Inc                                              Sedona                   Rental

TOTAL PROPERTY RENT

Xerox                                                        Scottsdale               Copier rent
AZ Credit                                                    Sedona                   Credit Machine

TOTAL EQUIPMENT RENT

Various Utilities                                            Sedona                   Utilities
Various Utilities                                            Sedona                   Utilities

TOTAL UTILITIES

Sedona Communication                                         Sedona                   Pagers
Airtouch Paging                                              Sedona                   Pagers
Lucent Technologies                                          Sedona                   phone
Sedona Internet Service                                      Sedona                   internet
US West Communications                                       Sedona                   phone
Bellcom                                                      Sedona                   Service call 6/7

TOTAL TELEPHONE

United Coffee                                                Scottsdale               Coffee
Preferred Image                                              Sedona                   Office Supplies
Compupay                                                     Scottsdale               Payroll
Airborne                                                     Sedona                   Shipping
Arizona Water                                                Sedona                   Water
Fedex                                                        Sedona                   Shipping
Pitney Bowes                                                 Sedona                   Postage
US Postal                                                    Sedona                   Postage
Fedex                                                        Scottsdale               Shipping
Fedex                                                        Sedona                   Shipping-Deposit

TOTAL OFFICE SUPPLIES

Red Rock Review                                              Sedona                   Advertising
Various activity vendors                                     Sedona                   Gifting
Coca Cola                                                    Sedona                   Refreshments
Various                                                      Sedona                   Art displays
Various                                                      Sedona                   Entertainment
Various                                                      Sedona                   Catering
Petty cash                                                   Sedona                   Petty cash & spiffs
Enterprise Media                                             Sedona                   Advertising
Kathleen Malloy                                              Sedona                   Catering
Rayne of N Arizona                                           Sedona                   Day Care for sales
John  Dzerigian                                              Sedona                   Entertainment
Kenzo Ishikawa                                               Sedona                   Entertainment
Daniel Rhodes                                                Sedona                   Entertainment
Dale Borman                                                  Sedona                   Entertainment
Various                                                      Sedona                   Gifting
Various Activity vendors                                     Sedona                   Gifting
Various activity vendors Jun0900B-6000                       Sedona                   Gifting
Touch of the Southwest                                       Sedona                   Minivac Hotel stays
Kings ransom                                                 Sedona                   Minivac Hotal stays
Misc vendors                                                 Sedona                   On going expenses
Various locations                                            Sedona                   OPC Rents
Info Data Marketing                                          Sedona                   OPC Rents
Southwest Promotions                                         Sedona                   Prepayment for activity vendor
Ridge on Sedona Golf                                         Sedona                   Room Stays
Sedona Golf Resort                                           Sedona                   Parking
Sedona Summit Resort                                         Sedona                   Room Stays
Sedona Springs Resort                                        Sedona                   Room Stays

                                  Page 7 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
Villas at Poco Diablo                                        Sedona                   Room Stays
Villas of Sedona                                             Sedona                   Room Stays
Various vendors                                              Sedona                   Prepayment for activity/restaurant vendors
Scottsdale HOA                                               Scottsdale               Prepayment on Room Stays
Coca Cola                                                    Scottsdale               Refreshments
Fry Food                                                     Scottsdale               Refreshments

TOTAL ADVERTISING, MARKETING & SELLING

Various                                                      Scottsdale               Commission
Various                                                      Sedona                   Commission
Various                                                      Sedona                   Commission
Scottsdale Villa Mirage                                      RMI                      Commissions
Various Independent Contractors                              Scottsdale               Commissions
Various Independent Contractors                              Sedona                   Commissions
Other commissions (added)                                    Sedona/Scottsdale        Commissions (added)
Susan Rinker                                                 Scottsdale               Consulting services

TOTAL COMMISSIONS

Frys Food                                                    Sedona                   Exp Ck
Mark Gray                                                    Scottsdale               Expense Report
Rhonda Kelsey                                                Scottsdale               Expense Report
Various                                                      Scottsdale               Expense Report
Johnny Griffith                                              Scottsdale Villa Mirage  Expense Report
Cheryl Street                                                Scottsdale Villa Mirage  Expense Report
Various                                                      Sedona                   Expense Report
Valerie Matkovich                                            Sedona                   Expense Report
Christina Damittio                                           Sedona                   Expense Report
Nancy Smith                                                  Sedona                   Expense Report
Johnny Griffith                                              Sedona                   Expense Report
Kodi Victor                                                  Sedona                   Expense Report
Rebecca Zheng                                                Scottsdale Villa Mirage  Expense Report -3 weeks

TOTAL EXPENSE REPORTS

City of Scottsdale                                           Scottsdale               Alarm Activation
Benson Systems                                               Scottsdale               Change access
Waxie Sanitary Supplies                                      Sedona                   Cleaning supplies
Waxie Sanitary Supplies                                      Sedona                   Cleaning supplies
US West Communications                                       Scottsdale               Computer Line
X-TRA Clean                                                  Scottsdale               Janitorial Service
Tom Hargis                                                   Sedona                   Maintenance work
Bull Electric                                                Sedona                   Electric
Culligan                                                     Sedona                   Water
Gillian Jones                                                Sedona                   Maintenance
Thyssen Elevator                                             Sedona                   Maintenance
Baier Sign                                                   Sedona                   Monument Del & Installed 6/9
Professional Plants                                          Scottsdale               Plantcare

TOTAL REPAIRS & MAINTENANCE

Chicago Title                                                Sedona                   New title reports
Other (added) outflow                                        Both                     Misc
Petty cash                                                   Sedona                   Petty cash

TOTAL MISCELLANEOUS

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ALL SEASONS PROPERTIES, INC (AZ).
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 8 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
ALL SEASONS RESORTS INC. (TX) CASE NO. 00-56937-JS
--------------------------------------------------
Amie Garner                                                  Villas on the Lake       Expense Report
Richard Rose                                                 Villas on the Lake       Expense Report
TOTAL EXPENSE REPORTS

-----------------------------------------------------------------------------------------------------------------------------------
Total All Seasons Resorts Inc. (TX)
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 9 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
GRAND BEACH RESORT LP CASE NO. 00-56945-JS
------------------------------------------
Premier Modular Building                                     Grand Beach              Rental

TOTAL PROPERTY RENTAL

Holly Camorata                                               Grand Beach              Entertainment
Holly Camorate                                               Grand Beach              Entertainment
Sysco                                                        Grand Beach              Food
Sysco                                                        Grand Beach              Food
Various                                                      Grand Beach              Food
Various Food vendors                                         Grand Beach              Food
Sysco Food                                                   Grand Beach              Food week 6/19-6/23
Muzak                                                        Grand Beach              Music
Smith Aerial                                                 Grand Beach              photography

TOTAL ADVERTISING, MARKETING & SELLING

Various                                                      Grand Beach              Commission
Various                                                      Grand Beach              Commission
Various Independent Contractors                              Grand Beach              Commissions
Various                                                      Grand Beach              Commissions
Grand Beach                                                  RMI                      Commissions

TOTAL COMMISSIONS

Greg Babiarz                                                 Grand Beach              Expense reimbursement
Sue Deowdhat                                                 Grand Beach              Expense reimbursement
Jack Stewart                                                 Grand Beach              Expense reimbursement
Jack Stewart                                                 Grand Beach              Expense Report
Jack Stewart                                                 Grand beach              Expense Report

TOTAL EXPENSE REPORTS

Wiginton Fire Sprinklers                                     Grand Beach              Inspection
Truegreen                                                    Grand Beach              Plantcare

TOTAL REPAIRS & MAINTENANCE

-----------------------------------------------------------------------------------------------------------------------------------
Total Grand Beach Resort LP
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 10 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
LAKE TAHOE RESORT PARTNERS, LLC CASE NO. 00-56952-JS
----------------------------------------------------
Ca Dept of Real Estate                                       EVR Lake Tahoe           Chapter 11 disclosure
Franchise Tax Board                                          EVR Tahoe                Garnishment -payroll 6/21

TOTAL GOVERNMENTAL FEES AND TAXES

Tahoe Beach & Ski                                            EVR Tahoe                Location rent June
Tahoe Seasons                                                EVR Tahoe                Location rent June
Michael Buffo                                                EVR Tahoe                Minden Warehouse
Terminal Mini warehousing                                    Tahoe                    Storage rent
Stor All                                                     EVR Tahoe                Storage Rents

TOTAL PROPERTY RENT

Copelco Capital                                              EVR Tahoe                Copier Lease
IOS Capital                                                  EVR Tahoe                Copier rent
Ed Price                                                     Tahoe                    POS system rent

TOTAL EQUIPMENT LEASES

GTE Leasing                                                  EVR Tahoe                June rental phones
AT &T Cable                                                  EVR Tahoe                Service

TOTAL TELEPHONE

Armored Transport                                            EVR Tahoe                Armored car service
Compupay                                                     EVR Tahoe                Payroll processing
Lake Tahoe Partners                                          EVR Tahoe                Petty cash
Fedex                                                        EVR Tahoe                Shipping

TOTAL OFFICE SUPPLIES

Embassy Vacation Resort Lake Tahoe                           EVR Tahoe                Encore July 1-July 14
Horn Blower Cruises                                          Tahoe                    Gifting Premium
Embassy Suites S Lake Tahoe                                  EVR Tahoe                Room Stay - June approved by Kitts
Embassy Vacation                                             EVR Tahoe                Room Stays
First Resorts                                                EVR Tahoe                Room Stays
Tahoe Beach & Ski                                            EVR Tahoe                Room Stays
Tahoe International                                          EVR Tahoe                Room Stays
First Resorts                                                EVR Tahoe                Sales line service 6/1-06/7
Symbiotic Graphics                                           Tahoe                    Sales workbooks

TOTAL ADVERTISING, MARKETING & SELLING

Ridge Point HOA                                              EVR Tahoe                2000 Subsidy amount
Embassy Vacation resort HOA                                  EVR Tahoe                Maintenance fees 1999
Embassy Vacation resorts HOA                                 Tahoe                    Maintenance Fees

TOTAL MAINTENANCE FEES

EVR Tahoe                                                    RMI                      Commissions

TOTAL COMMISSIONS

Kevin Pereira                                                Tahoe                    Expense Report

TOTAL EXPENSE REPORTS

Harvey's flower shop                                         EVR Tahoe                Flowers
Carson Valley  Movers                                        Tahoe                    Move

TOTAL REPAIRS & MAINTENANCE

Awards of Tahoe                                              EVR Tahoe                Employee of the month awards
Various                                                      Tahoe                    Operating expense
Rentokil                                                     EVR Tahoe

TOTAL MISCELLANEOUS

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LAKE TAHOE RESORT PARTNERS, LLC
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 11 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
MMG DEVELOPMENT CORP. CASE NO. 00-56954-JS
------------------------------------------
Calhouns                                                     Gatlinburg               Food

TOTAL ADVERTISING, MARKETING & SELLING

Bent Creek                                                   Corp                     Maintenance Fees

TOTAL MAINTENANCE FEES

Various Independent Contractors                              Bent Creek               Batch June900-1056-BC
Various Independent Contractors                              Town Square              Batch June900-1056-TS
Armstrong                                                    Gatlinburg               Cleaning expenses
Various - JUNE2300-1056-BC                                   Bent Creek               Commission
Various - JUNE2300-1056-GTS                                  Town Square              Commission
Various -JUNE2300-1056-GTS*                                  Town Square              Commission
Gatlinburg Town Square                                       RMI                      Commissions
Bent Creek                                                   RMI                      Commissions
Polynesian Isle                                              RMI                      Commissions
Various                                                      Town Square              Commissions
Esther Rigal                                                 Polynesian               Commissions 5/20-5/27
Jorge Cherolini                                              Polynesian               Commissions 5/20-5/27
Ray Byerly                                                   Polynesian               Commissions 5/20-5/27
Various - Batch JUNE 1900-1056-BC**                          Bent Creek               Commissions Post
Various - Batch JUNE 1900-1056-GTS**                         Town Square              Commissions Post
Various - Batch JUNE 1900-1056-BC                            Bent Creek               Commissions Pre
Various - Batch JUNE 1900-1056-GTS                           Town Square              Commissions Pre

TOTAL COMMISSION

Marc Nickelson                                               Town Square              Expense reimbursement
Various                                                      Polynesian               Expense reimbursement
Stacy Triolo                                                 Town Square              Expense reimbursement
Stacy Triolo                                                 Town Square              Expense reimbursement
TOTAL EXPENSE REPORTS

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MMG DEVELOPMENT CORP
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 12 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
PORT ROYAL RESORT LP CASE NO. 00-56957-JS
-----------------------------------------
Various                                                      Royal Dunes              Commissions

TOTAL COMMISSIONS

Gregory Fernandez                                            Royal Dunes              Expense Report
TOTAL EXPENSE

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PORT ROYAL RESORT LP
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 13 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
RESORT MARKETING INTERNATIONAL INC. CASE NO. 00-56961-JS
--------------------------------------------------------
San Marcos Storage                                           RMI Carlsbad             Rent for June
Various Locations                                            RMI Myrtle Beach         OPC Rents for Myrtle Beach Contract
Embassy Suites                                               RMI Orlando              OPC Rents
Embassy Suites                                               RMI Orlando              OPC Rents
Holiday Inn                                                  RMI Orlando              OPC Rents
Holiday Inn                                                  RMI Orlando              OPC Rents
Carmel development                                           RMI Myrtle Beach         Rent
RMI Carlsbad (added)                                         RMI Carlsbad (added)     Rent
Various                                                      RMI Orlando              Rents

TOTAL PROPERTY RENT

Lucent Tech                                                  RMI Myrtle Beach         Copier Lease

TOTAL EQUIPMENT LEASES

Pitney Bowes                                                 RMI Myrtle Beach         Postage by Phone
Colleen Kimble                                               RMI Carlsbad             Petty Cash
Accountemps                                                  RMI National             Temp

TOTAL OFFICE SUPPLIES

Dixie Stampede                                               RMI Myrtle Beach         Gifting
Carmel Development                                           RMI Myrtle Beach         29 Tours @ 250
Various Batch 13JUN00DEPOSIT                                 RMI Orlando              Deposits Gator Tours Medievel Sleuth Pirates
I Ride trolley                                               RMI Orlando              Tickets
Orlando Entertains                                           RMI Orlando              Tickets
Various Vendors                                              RMI Orlando              Tickets
Walt Disney World                                            RMI Orlando              Tickets
Various Batch 13JUN00TICKET 14JUN00TICKET                    RMI Orlando              Tickets
Various                                                      RMI Orlando              Tickets
Busch gardens                                                RMI Orlando              Tickets
Chilis                                                       RMI Orlando              Tickets
Planet Hollywood                                             RMI Orlando              Tickets
Sea World                                                    RMI Orlando              Tickets
Universal                                                    RMI Orlando              Tickets
Disney                                                       RMI Orlando              Tickets
Premier Tickets                                              RMI Orlando              Tickets for Re-Sale at Cypress Pointe
Yehaw Travel                                                 RMI Myrtle Beach         Tours
RMI Orlando                                                  RMI Orlando              Various OPC Locations - Rent

TOTAL ADVERTISING, MARKETING & SELLING

Various                                                      RMI Myrtle Beach         Commission
Frank Stanton                                                RMI Myrtle Beach         Commission
Various                                                      RMI Myrtle Beach         Commission
Myrtle Beach                                                 RMI Myrtle Beach         Commissions
Various Independent Contractors                              RMI Myrtle Beach         Commissions
Various                                                      RMI Myrtle Beach         Commissions
Various commissions wire (added)                             RMI Carlsbad             Commissions
Staci Winslow                                                RMI Carlsbad             consulting fee

TOTAL COMMISSIONS

Les Abeyta                                                   RMI Carlsbad             Expense reimbursement
Kevin Pereira                                                RMI Carlsbad             Expense reimbursement
Les Abeyta                                                   RMI Carlsbad             Expense Report
Tom Sheets                                                   RMI Carlsbad             Expense Report
Stacie Winslow                                               RMI Carlsbad             Expense Report
Various                                                      RMI Carlsbad             Expense Report
Tom Skraby- Batch June1200-EXP                               RMI Carlsbad             Expense Report
Lisa Duncan                                                  RMI Carlsbad             Expense Report
Kathie Magrath                                               RMI Carlsbad             Expense Report
Les Abyeta                                                   RMI Carlsbad             Expense Report
Colleen Flanders                                             RMI Carlsbad             Expense Report
Chris Laske                                                  RMI Carlsbad             Expense Report
Kevin Pereira                                                RMI Carlsbad             Expense Report
Ariel Ramos                                                  RMI Carlsbad             Expense Report

                                  Page 14 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
Stacie Winslow                                               RMI Carlsbad             Expense Report
Kenneth Majors                                               RMI Orlando              Expense Report
Various                                                      RMI Orlando              Expense Report
Ariel Ramos                                                  RMI Carlsbad             Travel to Orlando
Winslow                                                      RMI Carlsbad             Travel to Orlando
Chris Laske                                                  RMI Carlsbad             Travel to Orlando

TOTAL EXPENSE REPORTS

Time Warner Cable                                            RMI Myrtle Beach         Service 6/7-7/6

TOTAL REPAIRS & MAINTENANCE

Various                                                      RMI Orlando              Misc G &A
Compupay                                                     RMI National             Payroll
Misc operating (added)                                       RMI National             Operating Orlando Entertaining & other
Misc (added)                                                 RMI Orlando              Powhatan charges (added)

TOTAL MISCELLANEOUS

-----------------------------------------------------------------------------------------------------------------------------------
Total Resort Marketing International Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 15 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
SUNTERRA FINANCIAL SERVICES INC. CASE NO. 00-56965-JS
-----------------------------------------------------
H Hughs Properties                                           SFS                      Rent Sunterra Finance - H Hughs Prop
Charleston West Mini Storage                                 SFS                      Storage
Canyon Lakes                                                 SFS                      Rent Sunterra Finance -Canyon Lakes

TOTAL PROPERTY RENT

Copelco Capital                                              SFS                      Copier rent

TOTAL EQUIPMENT LEASES

Petty Cash                                                   SFS                      Barbara Dufrene Petty Cash
Reserve account -Pitney Bowes                                SFS                      Postage  meter
Fed Ex                                                       SFS                      Shipping
Mr Plant                                                     SFS                      plant
UPS                                                          SFS                      Shipping
Laser World                                                  SFS                      Toner

TOTAL OFFICE SUPPLIES

Samatha Stephen                                              SFS                      Spiff

TOTAL  COMMISSION

Mydia Diaz                                                   SFS                      Expense reimbursement
Keith Brown                                                  SFS                      Expense Report
Carolyn Chuatiuco                                            SFS                      Expense Report
William Love                                                 SFS                      Expense Report
Jonathon Santa maria                                         SFS                      Expense Report
Various                                                      SFS                      Expense Report
Lillian Luu                                                  SFS                      Expense Report
Allen Peterson                                               SFS                      Expense Report

TOTAL EXPENSE REPORT

Alarmo Co                                                    SFS                      Datalink Alarm
Mckesson Water Comp                                          SFS                      Deposit for future services

TOTAL REPAIRS & MAINTENANCE

Concord Servicing                                            SFS                      Servicing Fees
Concord Servicing                                            SFS                      Servicing Fees

TOTAL MISCELLANEOUS

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SUNTERRA FINANCIAL SERVICES INC.
-----------------------------------------------------------------------------------------------------------------------------------

                                  Page 16 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
DESIGN INTERNATIONALE-RMI, INC.  CASE NO. 00-5-8313-JS
-------------------------------  ---------------------
Brookline Furniture                                          Design                   Furniture
Pieri Creations                                              Design                   furnishing
Ultimate Manufacturing                                       Design                   furnishing
Dina Caruso                                                  Design                   Expense Report
Richloom Fabric                                              Design                   Fabrics
Kicler Lighting                                              Design                   Lighting
Valley Forge                                                 Design                   Fabrics
Valley Forge                                                 Design                   Fabrics
Valley Forge                                                 Design                   Checks to be reissued - goods not received
David Dee & Company                                          Design                   Checks to be reissued - goods not received
Bryan Ashley                                                 Design                   Furniture
Brookline Furniture                                          Design                   Furniture
Richloom Fabric                                              Design                   Table fabric
Majestic Resources                                           Design                   Window treatment -

-----------------------------------------------------------------------------------------------------------------------------------
Total Design Internationale Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                                 Page 17 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


DEBTOR ENTITY AND INVOICE PAYABLE TO                         PAYABLE FROM             DESCRIPTION OF INVOICE/SERVICE
-----------------------------------------------------------------------------------------------------------------------------------
POWHATAN ASSOCIATES. CASE NO. 00-56958-JS AND GREENSPRINGS ASSOCIATES 00-5-6946-JS
-----------------------------------------------------------------------------------------------------------------------------------
American Cancer Society                                      RMI Virginia             Charity
Cheryl Burruss                                               RMI Virginia             Commission
Various                                                      RMI Virginia             Commission
Various                                                      RMI Virginia             Commission
Various Independent Contractors                              RMI Virginia             Commissions
Various                                                      RMI Virginia             Commissions
RMI Virginia                                                 RMI Virginia             Commissions
Compupay                                                     RMI Virginia             Payroll
TOTAL COMMISSIONS

Greensprings                                                 RMI Virginia             Escrow
Powhatan                                                     RMI Virginia             Escrow
Powhatan Associates                                          RMI Virginia             Escrow pmt
Greensprings Associates                                      RMI Virginia             Escrow pmt

TOTAL ESCROW

Various                                                      RMI Virginia             Expense Report
Various                                                      RMI Virginia             Expense Report

TOTAL EXPENSE REPORTS

City of Newport News                                         RMI Virginia             Garnishments
Commonwealth of Virginia                                     RMI Virginia             Garnishments
IRS                                                          RMI Virginia             Garnishments
Other                                                        RMI Virginia             Other items (added)
B Wilson                                                     RMI Virginia             Paper

TOTAL MISCELLANEOUS

Greensprings Office Park                                     RMI Virginia             Rent
Torsion Inc                                                  RMI Virginia             Rent
TR Orourk                                                    RMI Virginia             Rent

TOTAL PROPERTY RENT

Ernest Miller                                                RMI Virginia             Contribution
Commonweath Information                                      RMI Virginia             credit checking
Powhatan Plantation                                          RMI Virginia             Dinner
Fedex                                                        RMI Virginia             Shipping
Fed Ex                                                       RMI Virginia             Shipping
BFI                                                          RMI Virginia             Waste Removal
Diamond Spring                                               RMI Virginia             Water

TOTAL MISCELLANEOUS

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POWHATAN ASSOCIATES AND GREENSPRINGS ASSOCIATES*
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total of All Sunterra Debtors
Total Payroll for all Debtors
Payment to LSI

Total cash outflow
-----------------------------------------------------------------------------------------------------------------------------------

* Cash dibursements were grouped for these debtors

                                   Page 18 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
-----------------------------------------------------------------------------------------------------------------------------------
SUNTERRA CORPORATION CASE NO. 00-56931-JS
-----------------------------------------
D.A. Trust                                                                                                $23.08
Franchise Tax Board                                                                                       200.00
Comptroller State of Fla.                                                                              10,000.00        10,000.00
People of the State California                                                                         10,000.00        10,000.00
Fla Dept Agriculture & Consumer Services                                                               50,000.00        50,000.00
Fla Dept Agriculture & Consumer Services                                                               25,000.00        25,000.00
John Browning Real Estate                                                                                 675.00
Arizona Corp Commission                                                                                    45.00
California Sec of State                                                                                    50.00
Commonwealth of Kentucky                                                                                   45.00
Dept of Commerce- Hawaii                                                                                  250.00
Illinois Sec of State                                                                                      54.75
N. C. Real Estate Commission                                                                               30.00
Arkansas Real Estate Commission                                                                           750.00
Fla - Dept of State                                                                                       526.25
Indiana Office Attorney General                                                                           600.00
Treasurer of Virginia                                                                                   1,000.00
Treasurer of Virginia                                                                                     345.00
Office of General Counsel                                                                                 516.10
Arizona Dept Environmental Quality                                                                      1,000.00
Yavapai County Arizona                                                                                     25.00
Dept Business & Professional Regulations                                                                1,000.00
CA Dept of Real Estate                                                                                   500.00             0.00
                                                                                                         -------            -----
TOTAL GOVERNMENTAL FEES AND TAXES                                                                    $102,635.18       $95,000.00

Public Storage                                                                                         $2,076.54
Lake Ellenor Business Center                                                                           43,861.23
Lake Ellenor Business Center                                                                           23,724.58
Tahitian Investments                                                                                   54,898.73
AMPCO                                                                                                     130.00
AETNA Life Insurance                                                                                    2,226.00
Premier Modular                                                                                         3,100.00
Lake Ellenor Business Center                                                                           20,136.65
Tahitian Investments                                                                                   54,898.73
Premier Modular Building                                                                                  127.20
Public Storage                                                                                            232.14
Resun Leasing                                                                                          13,356.00
Aetna                                                                                                   2,226.00
AAA Storage                                                                                              450.00
                                                                                                         -------
TOTAL PROPERTY RENT                                                                                  $221,443.80            $0.00

Ford Motor Credit                                                                                        $890.72
Canon Financial Services                                                                                3,489.73
Canon Financial                                                                                         3,184.23
Danka Financial                                                                                         3,837.20
BMW Financial                                                                                             512.07
Matrix Funding                                                                                         28,287.60
BMW Financial                                                                                             489.00
Fidelity Leasing                                                                                          278.13
Bank One                                                                                                  539.70
Matrix lease                                                                                          116,299.70
IOS Capital                                                                                            1,331.09
                                                                                                       ---------
TOTAL EQUIPMENT LEASES                                                                               $159,139.17            $0.00

Bell South                                                                                            $3,269.00
                                                                                                      ----------
TOTAL TELEPHONE                                                                                        $3,269.00

Cigna Medical                                                                                         $32,597.04       $32,597.04
Benefits Mgmt Company                                                                                   3,755.40         3,755.40
Cigna Medical                                                                                          17,866.23        17,866.23
Cigna Medical                                                                                          22,740.70        22,740.70
Cigna Medical                                                                                          23,870.69        23,870.69

                                  Page 19 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
Met -Life Dental                                                                                       14,165.40        14,165.40
Met -Life Dental                                                                                        2,638.10         2,638.10
Cigna Medical                                                                                          57,653.40        57,653.40
Met -Life Dental                                                                                       17,280.60        17,280.60
Cigna Medical                                                                                          23,870.69
Cigna Medical                                                                                             724.23
Cigna Medical                                                                                           7,956.43
Benefit Mgmt Co                                                                                           499.07
Met -Life Dental                                                                                        1,109.50
Met -Life Dental                                                                                        3,692.40
Cigna Medical                                                                                          36,466.01
Met -Life Dental                                                                                        4,812.00
Met -Life Dental                                                                                        2,123.60
Met -Life Dental                                                                                        5,627.20
Cigna Medical                                                                                          36,559.35
Cigna Medical                                                                                         122,418.67
Cigna Medical                                                                                          16,730.32
Met Life Dental                                                                                         9,471.50
Met Life Dental                                                                                         6,516.60
Met Life Dental                                                                                         1,373.28
Met Life Dental                                                                                         3,171.50
Cigna                                                                                                   1,069.04
Cigna                                                                                                   3,087.00
Cigna                                                                                                  21,089.17
Cigna                                                                                                  10,587.94
Cigna                                                                                                  14,112.94
Cigna                                                                                                 110,033.77       110,033.77
Cigna                                                                                                  97,254.36
Cigna                                                                                                  23,329.49
Met Life Dental                                                                                         4,817.80
Cigna                                                                                                  19,143.35
Cigna                                                                                                  31,857.62
Cigna                                                                                                  10,720.85
Cigna                                                                                                  71,925.38
Met Life Dental                                                                                         3,337.60
Met Life Dental                                                                                         8,553.80
Cigna                                                                                                  30,912.58
Met Life Dental                                                                                         8,497.40
McGriff, Seibels                                                                                       62,662.00
Imperial Premium Financing                                                                            342,721.24
Prudential                                                                                             65,665.62        65,665.62
Cox Health Systems                                                                                    136,723.29        61,557.12
Starbridge                                                                                              4,796.40         4,796.40
WHP Health                                                                                            214,772.65       214,772.65
Met -Life Dental                                                                                       36,472.22        36,472.22
AFCO                                                                                                   19,715.81        19,715.81
Elite Brokerage Service                                                                                81,516.80        81,516.80
McGriff, Seibels                                                                                       77,745.60
McGriff, Seibels                                                                                    1,300,000.00
McGriff, Seibels & Williams                                                                            78,010.00        78,010.00
AFCO                                                                                                   45,520.35
Marsh Insurance                                                                                       75,380.00             0.00
                                                                                                      ----------            -----
TOTAL INSURANCE                                                                                    $3,487,721.98      $865,107.95

Royal Price LTD                                                                                        $1,015.48
Royal Price LTD Inc.                                                                                      507.74
Petty Cash                                                                                                500.00
US Postal Service                                                                                         541.27
US Postal Service                                                                                         904.75
Bankruptcy Services                                                                                     1,617.00
Four Graphics                                                                                              31.80
US Postal Service                                                                                         215.97
Fedex                                                                                                   1,000.00
Hewlett Packard                                                                                        54,330.27


                                  Page 20 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
Newo                                                                                                    3,420.00
US Postal Service                                                                                       8,700.00
Accountemps                                                                                             1,500.75
Fed Ex                                                                                                  4,000.00
Fed Ex                                                                                                   269.12
                                                                                                         -------
TOTAL OFFICE SUPPLIES                                                                                  78,554.15

Advantage Hotel Corp                                                                                    3,000.00
Advantage Hotel Corp                                                                                    3,000.00
Advantage Hotel Corp                                                                                    3,000.00
Advantage Hotel Corp                                                                                    3,000.00
Advantage Hotel                                                                                         3,000.00
Grand Vacation Club - Various                                                                          27,208.98        27,208.98
Embassy Vacation Resort HOA                                                                            18,637.80
American Airlines                                                                                     99,887.00             0.00
                                                                                                      ----------            -----
TOTAL MARKETING, SELLING, & ADVERTISING                                                              $160,733.78       $27,208.98

Tahoe Beach & Ski                                                                                        $687.50          $687.50
Cypress Pointe Phase I                                                                                 50,000.00        50,000.00
Cypress Pointe Phase II                                                                               400,000.00       400,000.00
Coral Sands                                                                                           141,545.00       141,545.00
Savoy                                                                                                 175,000.00       175,000.00
Polynesian Isle Phase I                                                                                 2,647.00         2,647.00
Polynesian Isle Phase IV                                                                                6,098.00         6,098.00
Royal Dunes                                                                                             1,692.00         1,692.00
Gatlinburg Town Village                                                                                12,141.00        12,141.00
Ft. Lauderdale                                                                                          6,429.00         6,429.00
Royal Palm Beach resort                                                                                75,000.00        75,000.00
Flamingo Beach resort                                                                                  22,581.00        22,581.00
Gatlinburg Town Square                                                                                 75,000.00        75,000.00
Greensprings                                                                                           85,000.00        85,000.00
Lake Tahoe                                                                                            152,674.00       152,674.00
Scottsdale HOA                                                                                        116,888.90       116,888.90
Scottsdale UDI                                                                                         98,865.00        98,865.00
Villas De Santa Fe                                                                                     91,772.75        91,772.75
Cypress Pointe                                                                                        150,000.00       150,000.00
Cypress Pointe HOA                                                                                   300,000.00       300,000.00
                                                                                                     -----------      -----------
TOTAL MAINTENANCE FEES                                                                             $1,964,021.15    $1,964,021.15

John Edmondson                                                                $4,807.70
Alejandra Padin                                                                3,846.16
Roundhill                                                                     10,000.00                                 10,000.00
SRT Inc                                                                                                 1,200.00
Shawfield Relational Technology                                                                           750.00
Various JUN1500-6010                                                          34,440.50                                 23,690.10
Larry Aiello                                                                   1,462.00                                  1,462.00
Various                                                                       22,265.76
Various                                                                       45,275.66                                  6,875.80
Various                                                                       25,000.00
Lourdes de Jesus                                                               1,048.11                                  1,048.11
Padin & Edmondson                                                              8,653.86                                  8,653.86
Various Independent Contractors                                               18,595.13                                 18,595.13
Mid Atlantic Timeshares                                                       12,786.00                     0.00        12,786.00
Chantharangkul                                                                   495.00                                    495.00
Freeland                                                                         250.00                                    250.00
Stewart                                                                          828.38                                    828.38
FATT                                                                             233.28                                    233.00
Cypress Pointe                                                                 4,500.00
Various - Batch 00JUN13 -PAYROLL                                               5,812.06                                  5,812.06
Various Independent Contractors                                               13,782.60                                 13,782.60
San Luis Bay                                                                   7,035.22                     0.00         7,035.22
Villas de Santa Fe                                                             8,790.16                     0.00         8,790.16
Plantation at Fall Creek                                                      25,449.36                     0.00        25,449.36
Harbor Lights                                                                    554.84                     0.00           554.84


                                  Page 21 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
Oasis at Palm Springs                                                          3,746.85                     0.00         3,746.85
Cypress Pointe                                                                30,742.46                     0.00        30,742.46
Tele-Sales-Bill Stewart                                                          332.18                     0.00           332.18
Various                                                                        4,153.25                                  4,153.25
Millennium                                                                                              9,760.35
Various commissions for Sante Fe                                               8,790.00                                  8,790.00
Various - Batch MAY00-COMM3                                                   4,319.87                     0.00         4,319.87
                                                                              ---------                    -----        ---------
TOTAL COMMISSIONS/CONTRACT LABOR                                            $307,996.39               $11,710.35      $198,426.23

Various employees                                                                                     $65,492.94       $65,492.94
Various                                                                                                 1,784.38
Various                                                                                                 6,585.86
Anna Goettle                                                                                            1,361.31         1,361.31
Ann Cohen                                                                                               1,196.35         1,196.35
Chuck Frey                                                                                                233.73           189.89
Chuck Frey                                                                                                959.10           868.06
Richard Goodman                                                                                           117.61           117.61
Charles Hunt                                                                                               17.36            17.36
Missy Knight                                                                                               88.15            88.15
Jayne Lammers                                                                                           1,121.03         1,121.03
Paula Meads                                                                                               452.30           452.30
Edward Padilla                                                                                             13.95            13.95
Leon Rupp                                                                                                 321.26           321.26
Ann Stewart                                                                                                91.20            91.20
Seth West                                                                                                 220.68           220.68
Various                                                                                                   292.63
Various                                                                                                 4,705.20
Various                                                                                                   546.90
Kathy Foster                                                                                              609.60
John Wildberger                                                                                           497.87           497.87
Hal Henson                                                                                                 47.34            47.34
Shelly Brown                                                                                            1,226.91         1,226.91
Larry Fenrenbach                                                                                           47.44
Diana Benner                                                                                               66.87            66.87
Diana Russell                                                                                              68.20            68.20
Candice Edgar                                                                                             104.28           104.28
Diana Benner                                                                                              116.41           116.41
Grace Irizarry                                                                                              6.51             6.51
Grace Irizarry                                                                                              9.30             9.30
Various                                                                                                    80.91            80.91
Rocio Phipps                                                                                               31.00
Carolyn Rizzo                                                                                            106.64             0.00
                                                                                                         -------            -----
TOTAL EXPENSE REPORTS                                                                                 $88,621.22       $73,776.69

Advanced Data Designs                                                                                  $1,300.00
Advanced Data Designs                                                                                   3,000.00
Signature Systems                                                                                         222.44
Robertson - Johnson Warehouse                                                                             408.00
Crosen                                                                                                    625.00
Michael Mcnulty                                                                                           500.00
SFT Facilities Inc.                                                                                     2,100.00
Advanced Data Designs                                                                                     431.25
Cable & Wireless                                                                                        3,882.27
Tri - City Electrical                                                                                   3,740.00
Wire and Design                                                                                        12,500.00
Aaron Rent Inc                                                                                          6,654.44
MPI Net                                                                                                 3,112.30
Julie Mitacchione                                                                                      19,544.38
Wil Montalvo                                                                                            1,290.00
Sargon Warda                                                                                            1,725.00
Advanced data Designs                                                                                  21,045.75
Wire & Design Service                                                                                  18,250.00
Ray Lomax                                                                                                 675.00
Sargon Warda                                                                                            1,650.00
Edward Mercado                                                                                            750.00
Wil Montalvo                                                                                            1,050.00
Steves Lock                                                                                               569.24
Builders First Source                                                                                     331.82
Fulford Van                                                                                             7,250.00
MPI Net                                                                                                    61.02
Advanced Data Design                                                                                    5,000.00
Ampco                                                                                                      65.00
Sargon Warda                                                                                            3,720.00



                                  Page 22 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
Ed Mercado                                                                                              2,895.00
Wil Montalvo                                                                                            2,350.00
Watts air Conditioning                                                                                    348.00
Triangle Reprograph                                                                                        88.19
Chase Security Service                                                                                  1,746.61
Chase Security                                                                                          1,922.31
American Construction Services Group                                                                    6,500.00
Wire & Design                                                                                           5,640.00
Arizona Waste Water treatment                                                                           1,000.00
Evans Environmental                                                                                     2,800.00
Advance Data Design                                                                                    13,000.00
SFT Facilities Inc                                                                                      3,100.00
Advanced Data Design                                                                                    5,400.00
Fulford Van & Storage                                                                                  10,242.50
St. Maarten                                                                                           242,687.75
Anderson rental                                                                                        1,124.36             0.00
                                                                                                       ---------            -----
TOTAL REPAIRS & MAINTENANCE                                                                          $422,297.63            $0.00

Ing Baring                                                                                            $26,500.00
Poipu Resort Partners                                                                               2,130,100.00
Ableco Finance                                                                                         50,000.00
Kristin Livingston                                                                                        700.00
Metro West Transportation                                                                               1,000.00
Metro West Transportation                                                                                 360.00
Network Solutions                                                                                          35.00
Goldman Toy & Assoc                                                                                    10,000.00
De Gueherys                                                                                                51.94
California Pension                                                                                      1,000.00
Shane Coleman                                                                                             578.50
Premier Systems                                                                                        13,123.00
Termination 5/19                                                                                       23,537.24        23,537.24
Cypress Pointe                                                                                          1,000.00
First Union                                                                                            28,770.75
Bank of America                                                                                         5,970.86
First Union                                                                                             5,753.00
Grand Beach Condominium Association                                                                   643,238.09       643,238.09
Gatlinburg Town Square HOA                                                                             27,309.00
Corporate charges (Fall Creek added)                                                                      530.91           530.91
Corporate charges (Cypress added, San Luis Bay deleted)                                                   182.02           182.02
DIP Financing                                                                                         515,000.00
Schreeder Wheeler Flint                                                           0.00                21,375.00              0.00
                                                                                  -----               ----------
TOTAL MISCELLANEOUS                                                               $0.00            $3,506,115.31      $667,488.26

Board of Directors                                                                                     $7,000.00
Page, Mrachek, Fitzgerald, Rose                                                                         1,635.64
Page, Mrachek, Fitzgerald, Rose                                                                         1,836.64
Sitrick and Company                                                                                    53,519.85
Scherer Development                                                                                       125.00
Arthur Anderson                                                                                           525.00
Sitrick & Co                                                                                          57,500.00             0.00
                                                                                                      ----------            -----
TOTAL PROFESSIONAL FEES                                                                              $122,142.13            $0.00

-----------------------------------------------------------------------------------------------------------------------------------
Total Sunterra Corporation                                                  $307,996.39           $10,328,404.85    $3,891,029.26
-----------------------------------------------------------------------------------------------------------------------------------


                                   Page 23 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
AKGI ST. MAARTEN N. V. INC.  CASE NO. 00-56932-JS
-------------------------------------------------
Flamingo                                                                    $140,000.00                               $140,000.00
Royal Palm                                                                   35,000.00                     0.00        35,000.00
                                                                             ----------                    -----       ----------
TOTAL COMMISSIONS                                                           $175,000.00                    $0.00      $175,000.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL AKGI ST. MAARTEN N. V. INC.                                           $175,000.00                               $175,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                                   Page 24 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
ALL SEASONS PROPERTIES, INC. (AZ) CASE NO. 00-56936-JS
------------------------------------------------------
Anchor Mini Storage                                                                                      $204.80
Anchor Mini Storage                                                                                        61.44
Various OPC locations                                                                                  27,695.61
Mobile Mini Inc                                                                                            93.72
Mobile Mini Inc                                                                                            93.57
Mobile Mini Inc                                                                                           92.48
                                                                                                          ------
TOTAL PROPERTY RENT                                                                                   $28,241.62

Xerox                                                                                                    $156.26
AZ Credit                                                                                                114.14
                                                                                                         -------
TOTAL EQUIPMENT RENT                                                                                     $270.40

Various Utilities                                                                                      $4,655.39
Various Utilities                                                                                      1,079.84
                                                                                                       ---------
TOTAL UTILITIES                                                                                        $5,735.23

Sedona Communication                                                                                      $11.94
Airtouch Paging                                                                                            19.59
Lucent Technologies                                                                                     2,233.55
Sedona Internet Service                                                                                    17.99
US West Communications                                                                                  4,857.99
Bellcom                                                                                                  130.00
                                                                                                         -------
TOTAL TELEPHONE                                                                                        $7,271.06            $0.00

United Coffee                                                                                            $131.89
Preferred Image                                                                                           608.35
Compupay                                                                                                   65.87
Airborne                                                                                                   25.75
Arizona Water                                                                                               6.72
Fedex                                                                                                   1,119.14
Pitney Bowes                                                                                              668.30
US Postal                                                                                                  64.00
Fedex                                                                                                      96.90
Fedex                                                                                                  3,507.91
                                                                                                       ---------
TOTAL OFFICE SUPPLIES                                                                                  $6,294.83

Red Rock Review                                                                                        $1,294.00
Various activity vendors                                                                               22,096.50
Coca Cola                                                                                                 108.71
Various                                                                                                 1,072.50
Various                                                                                                   150.00
Various                                                                                                 2,511.13
Petty cash                                                                                              2,021.73
Enterprise Media                                                                                          838.65
Kathleen Malloy                                                                                         1,226.41
Rayne of N Arizona                                                                                         94.41
John  Dzerigian                                                                                            50.00
Kenzo Ishikawa                                                                                             50.00
Daniel Rhodes                                                                                             100.00
Dale Borman                                                                                               162.95
Various                                                                                                20,000.00
Various Activity vendors                                                                               20,402.92
Various activity vendors Jun0900B-6000                                                                233,500.00
Touch of the Southwest                                                                                    660.79
Kings ransom                                                                                              397.80
Misc vendors                                                                                           27,098.12
Various locations                                                                                      24,827.64
Info Data Marketing                                                                                     5,000.00
Southwest Promotions                                                                                   40,000.00
Ridge on Sedona Golf                                                                                      839.23
Sedona Golf Resort                                                                                      4,345.00
Sedona Summit Resort                                                                                      154.62
Sedona Springs Resort                                                                                   1,692.87


                                   Page 25 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
Villas at Poco Diablo                                                                                   2,964.16
Villas of Sedona                                                                                       11,848.79
Various vendors                                                                                        63,320.35
Scottsdale HOA                                                                                          6,000.00
Coca Cola                                                                                                 272.60
Fry Food                                                                                                  84.52
                                                                                                          ------
TOTAL ADVERTISING, MARKETING & SELLING                                                               $495,186.40

Various                                                                      $34,000.00                                $34,000.00
Various                                                                      250,000.00                                250,000.00
Various                                                                       68,000.00
Scottsdale Villa Mirage                                                       25,000.00                                 25,000.00
Various Independent Contractors                                               16,000.00                                 16,000.00
Various Independent Contractors                                              125,000.00                                125,000.00
Other commissions (added)                                                     68,000.00                                 68,000.00
Susan Rinker                                                                      0.00                   900.00             0.00
                                                                                  -----                  -------            -----
TOTAL COMMISSIONS                                                           $586,000.00                  $900.00      $518,000.00

Frys Food                                                                                                  $6.47
Mark Gray                                                                                                 408.75           408.75
Rhonda Kelsey                                                                                             217.99           217.99
Various                                                                                                   380.71
Johnny Griffith                                                                                           444.14           444.14
Cheryl Street                                                                                             298.80           298.80
Various                                                                                                   435.73
Valerie Matkovich                                                                                         425.75           172.25
Christina Damittio                                                                                         71.78
Nancy Smith                                                                                               248.95
Johnny Griffith                                                                                           404.45
Kodi Victor                                                                                               126.56
Rebecca Zheng                                                                                            930.00           930.00
                                                                                                         -------          -------
TOTAL EXPENSE REPORTS                                                                                  $4,400.08        $2,471.93

City of Scottsdale                                                                                       $100.00
Benson Systems                                                                                             49.00
Waxie Sanitary Supplies                                                                                   126.56
Waxie Sanitary Supplies                                                                                   494.94
US West Communications                                                                                  2,015.60
X-TRA Clean                                                                                             1,154.46
Tom Hargis                                                                                                292.71
Bull Electric                                                                                             213.68
Culligan                                                                                                   30.05
Gillian Jones                                                                                             100.00
Thyssen Elevator                                                                                          142.46
Baier Sign                                                                                              5,065.50
Professional Plants                                                                                      200.00
                                                                                                         -------
TOTAL REPAIRS & MAINTENANCE                                                                            $9,984.96

Chicago Title                                                                                           2,100.00
Other (added) outflow                                                                                   1,326.01
Petty cash                                                                                               359.41
                                                                                                         -------
TOTAL MISCELLANEOUS                                                                                    $3,785.42

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ALL SEASONS PROPERTIES, INC (AZ).                                     $586,000.00              $562,070.00      $520,471.93
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 26 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
ALL SEASONS RESORTS INC. (TX) CASE NO. 00-56937-JS
--------------------------------------------------
Amie Garner                                                                                               $42.78           $42.78
Richard Rose                                                                                             630.15             0.00
                                                                                                         -------            -----
TOTAL EXPENSE REPORTS                                                                                    $672.93           $42.78

-----------------------------------------------------------------------------------------------------------------------------------
Total All Seasons Resorts Inc. (TX)                                                                      $672.93           $42.78
-----------------------------------------------------------------------------------------------------------------------------------


                                   Page 27 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
GRAND BEACH RESORT LP CASE NO. 00-56945-JS
------------------------------------------
Premier Modular Building                                                                                $147.10
                                                                                                        --------
TOTAL PROPERTY RENTAL                                                                                    $147.10

Holly Camorata                                                                                           $500.00
Holly Camorate                                                                                            250.00
Sysco                                                                                                     320.00
Sysco                                                                                                   1,043.01
Various                                                                                                 1,034.64
Various Food vendors                                                                                      308.73
Sysco Food                                                                                                270.25
Muzak                                                                                                      53.00
Smith Aerial                                                                                             133.03
                                                                                                         -------
TOTAL ADVERTISING, MARKETING & SELLING                                                                 $3,912.66

Various                                                                       $8,044.24
Various                                                                       10,394.80
Various Independent Contractors                                               35,939.26                                 35,939.26
Various                                                                        9,906.36
Grand Beach                                                                  21,083.63                     0.00        21,083.63
                                                                             ----------                    -----       ----------
TOTAL COMMISSIONS                                                            $85,368.29                                $57,022.89

Greg Babiarz                                                                                           $2,175.02
Sue Deowdhat                                                                                               60.65            60.65
Jack Stewart                                                                                              298.16           298.16
Jack Stewart                                                                                              116.47
Jack Stewart                                                                                             120.68
                                                                                                         -------
TOTAL EXPENSE REPORTS                                                                                  $2,770.98          $358.81

Wiginton Fire Sprinklers                                                                                  115.00
Truegreen                                                                                                158.31
                                                                                                         -------
TOTAL REPAIRS & MAINTENANCE                                                                              $273.31

-----------------------------------------------------------------------------------------------------------------------------------
Total Grand Beach Resort LP                                                  $85,368.29                $7,104.05       $57,381.70
-----------------------------------------------------------------------------------------------------------------------------------

                                   Page 28 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
LAKE TAHOE RESORT PARTNERS, LLC CASE NO. 00-56952-JS

Ca Dept of Real Estate                                                                                   $400.00
Franchise Tax Board                                                                                      424.03
                                                                                                         -------
TOTAL GOVERNMENTAL FEES AND TAXES                                                                        $824.03

Tahoe Beach & Ski                                                                                        $500.00
Tahoe Seasons                                                                                           4,000.00
Michael Buffo                                                                                           1,666.00
Terminal Mini warehousing                                                                                 294.00
Stor All                                                                                                 482.00
                                                                                                         -------
TOTAL PROPERTY RENT                                                                                    $6,942.00

Copelco Capital                                                                                          $227.20
IOS Capital                                                                                               556.49
Ed Price                                                                                                 500.00
                                                                                                         -------
TOTAL EQUIPMENT LEASES                                                                                 $1,283.69

GTE Leasing                                                                                              $118.43
AT &T Cable                                                                                              100.73
                                                                                                         -------
TOTAL TELEPHONE                                                                                          $219.16

Armored Transport                                                                                        $111.13
Compupay                                                                                                  551.27
Lake Tahoe Partners                                                                                     5,000.00
Fedex                                                                                                    196.91
                                                                                                         -------
TOTAL OFFICE SUPPLIES                                                                                  $5,859.31

Embassy Vacation Resort Lake Tahoe                                                                    $35,755.78
Horn Blower Cruises                                                                                     2,500.00
Embassy Suites S Lake Tahoe                                                                               601.71
Embassy Vacation                                                                                       27,892.82
First Resorts                                                                                             246.03
Tahoe Beach & Ski                                                                                         687.50
Tahoe International                                                                                       325.00
First Resorts                                                                                           4,505.67
Symbiotic Graphics                                                                                     3,183.61
                                                                                                       ---------
TOTAL ADVERTISING, MARKETING & SELLING                                                                $75,698.12

Ridge Point HOA                                                                                       $41,000.00
Embassy Vacation resort HOA                                                                             1,275.00         1,275.00
Embassy Vacation resorts HOA                                                                          21,976.24
                                                                                                      ----------
TOTAL MAINTENANCE FEES                                                                                $64,251.24        $1,275.00

EVR Tahoe                                                                    $9,000.00                     $0.00       $9,000.00
                                                                             ----------                                ----------
TOTAL COMMISSIONS                                                             $9,000.00                                 $9,000.00

Kevin Pereira                                                                                           $445.15
                                                                                                        --------
TOTAL EXPENSE REPORTS                                                                                    $445.15

Harvey's flower shop                                                                                     $160.13
Carson Valley  Movers                                                                                  2,018.25
                                                                                                       ---------
TOTAL REPAIRS & MAINTENANCE                                                                            $2,178.38

Awards of Tahoe                                                                                          $219.07
Various                                                                                                35,181.09
Rentokil                                                                                                 955.68
                                                                                                         -------
TOTAL MISCELLANEOUS                                                                                   $36,355.84

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LAKE TAHOE RESORT PARTNERS, LLC                                         $9,000.00              $194,056.92       $10,275.00
-----------------------------------------------------------------------------------------------------------------------------------

                                   Page 29 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
MMG DEVELOPMENT CORP. CASE NO. 00-56954-JS
------------------------------------------
Calhouns                                                                                              $2,500.00
                                                                                                      ----------
TOTAL ADVERTISING, MARKETING & SELLING                                                                 $2,500.00

Bent Creek                                                                                           100,000.00       100,000.00
                                                                                                     -----------      -----------
TOTAL MAINTENANCE FEES                                                                               $100,000.00      $100,000.00

Various Independent Contractors                                               $3,471.10                                 $3,471.10
Various Independent Contractors                                               20,010.36                                 20,010.36
Armstrong                                                                                              $1,700.00
Various - JUNE2300-1056-BC                                                     2,598.00                                  2,598.00
Various - JUNE2300-1056-GTS                                                    1,285.40                                  1,285.40
Various -JUNE2300-1056-GTS*                                                   10,774.36
Gatlinburg Town Square                                                        11,872.60                     0.00        11,872.60
Bent Creek                                                                    24,592.34                     0.00        24,592.34
Polynesian Isle                                                                5,524.02                     0.00         5,524.02
Various                                                                       11,462.62                                  4,417.20
Esther Rigal                                                                     696.81                                    696.81
Jorge Cherolini                                                                  449.82                                    449.82
Ray Byerly                                                                       484.20                                    484.20
Various - Batch JUNE 1900-1056-BC**                                            2,650.00
Various - Batch JUNE 1900-1056-GTS**                                           3,549.43
Various - Batch JUNE 1900-1056-BC                                              9,375.99                                  9,375.99
Various - Batch JUNE 1900-1056-GTS                                           14,519.22                                 14,519.22
                                                                             ----------                                ----------
TOTAL COMMISSION                                                            $123,316.27                $1,700.00       $99,297.06

Marc Nickelson                                                                                           $350.00          $350.00
Various                                                                                                   400.95           400.95
Stacy Triolo                                                                                              862.68           862.68
Stacy Triolo                                                                                              592.27           592.27
TOTAL EXPENSE REPORTS                                                                                  $2,205.90        $2,205.90

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MMG DEVELOPMENT CORP                                                  $123,316.27              $106,405.90      $201,502.96
-----------------------------------------------------------------------------------------------------------------------------------

                                   Page 30 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
PORT ROYAL RESORT LP CASE NO. 00-56957-JS
-----------------------------------------
Various                                                                      $7,283.55                    $0.00        $7,283.55
                                                                             ----------                   ------       ----------
TOTAL COMMISSIONS                                                             $7,283.55                    $0.00        $7,283.55

Gregory Fernandez                                                                                       $804.51          $804.51
                                                                                                        --------         --------
TOTAL EXPENSE                                                                                            $804.51          $804.51

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PORT ROYAL RESORT LP                                                    $7,283.55                  $804.51        $8,088.06
-----------------------------------------------------------------------------------------------------------------------------------


                                   Page 31 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
RESORT MARKETING INTERNATIONAL INC. CASE NO. 00-56961-JS
--------------------------------------------------------
San Marcos Storage                                                                                        525.00
Various Locations                                                                                      24,500.00
Embassy Suites                                                                                          9,000.00
Embassy Suites                                                                                         32,500.00
Holiday Inn                                                                                             5,121.57
Holiday Inn                                                                                            10,100.22
Carmel development                                                                                     19,250.00
RMI Carlsbad (added)                                                                                   20,237.99
Various                                                                                              127,498.23
                                                                                                     -----------
TOTAL PROPERTY RENT                                                                                  $248,733.01

Lucent Tech                                                                                           $2,634.02
                                                                                                      ----------
TOTAL EQUIPMENT LEASES                                                                                 $2,634.02

Pitney Bowes                                                                                             $521.71
Colleen Kimble                                                                                          2,000.00
Accountemps                                                                                              685.10
                                                                                                         -------
TOTAL OFFICE SUPPLIES                                                                                  $3,206.81

Dixie Stampede                                                                                         $1,539.80
Carmel Development                                                                                      7,250.00
Various Batch 13JUN00DEPOSIT                                                                           25,500.00
I Ride trolley                                                                                          1,800.00
Orlando Entertains                                                                                        125.00
Various Vendors                                                                                       147,241.85
Walt Disney World                                                                                     217,483.25
Various Batch 13JUN00TICKET 14JUN00TICKET                                                             629,533.45
Various                                                                                               597,414.71
Busch gardens                                                                                           4,686.50
Chilis                                                                                                  2,000.00
Planet Hollywood                                                                                          900.00
Sea World                                                                                              87,807.00
Universal                                                                                             248,496.60
Disney                                                                                                286,002.75
Premier Tickets                                                                                       485,776.65
Yehaw Travel                                                                                              200.00
RMI Orlando                                                                                           101,027.00             0.00
                                                                                                     -----------            -----
TOTAL ADVERTISING, MARKETING & SELLING                                                             $2,844,784.56             0.00

Various                                                                       $7,083.40                                 $7,083.40
Frank Stanton                                                                  1,250.00                                  1,250.00
Various                                                                       11,975.45
Myrtle Beach                                                                   6,400.00                     0.00         6,400.00
Various Independent Contractors                                                7,336.70                                  7,336.70
Various                                                                          920.00
Various commissions wire (added)                                              11,337.00                                 11,337.00
Staci Winslow                                                                      0.00               $12,726.52             0.00
                                                                             ----------              -----------       ----------
TOTAL COMMISSIONS                                                            $46,302.55               $12,726.52       $33,407.10

Les Abeyta                                                                                             $1,477.16
Kevin Pereira                                                                                             993.75
Les Abeyta                                                                                              1,120.03
Tom Sheets                                                                                                407.09
Stacie Winslow                                                                                            687.87
Various                                                                                                 5,716.00
Tom Skraby- Batch June1200-EXP                                                                          2,134.42
Lisa Duncan                                                                                               267.28
Kathie Magrath                                                                                            794.55
Les Abyeta                                                                                              1,047.00
Colleen Flanders                                                                                          253.54
Chris Laske                                                                                               357.11
Kevin Pereira                                                                                             749.29
Ariel Ramos                                                                                               829.94


                                   Page 32 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
Stacie Winslow                                                                                          1,016.53
Kenneth Majors                                                                                            657.24          $657.24
Various                                                                                                 2,417.82
Ariel Ramos                                                                                               480.47
Winslow                                                                                                 3,333.50
Chris Laske                                                                                               539.22             0.00
                                                                                                      ----------          -------
TOTAL EXPENSE REPORTS                                                                                 $25,279.81          $657.24

Time Warner Cable                                                                                        $38.11
                                                                                                         -------
TOTAL REPAIRS & MAINTENANCE                                                                               $38.11

Various                                                                                                 9,613.37
Compupay                                                                                                   91.64
Misc operating (added)                                                                                    826.88
Misc (added)                                                                                           4,333.97
                                                                                                       ---------
TOTAL MISCELLANEOUS                                                                                   $14,865.86            $0.00

-----------------------------------------------------------------------------------------------------------------------------------
Total Resort Marketing International Inc.                                    $46,302.55            $3,152,268.70       $34,064.34
-----------------------------------------------------------------------------------------------------------------------------------


                                   Page 33 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
SUNTERRA FINANCIAL SERVICES INC. CASE NO. 00-56965-JS
-----------------------------------------------------
H Hughs Properties                                                                                    $24,294.20
Charleston West Mini Storage                                                                              995.00
Canyon Lakes                                                                                             800.00
                                                                                                      ----------
TOTAL PROPERTY RENT                                                                                   $26,089.20

Copelco Capital                                                                                         $439.19
                                                                                                        --------
TOTAL EQUIPMENT LEASES                                                                                   $439.19

Petty Cash                                                                                               $717.43
Reserve account -Pitney Bowes                                                                           2,500.00
Fed Ex                                                                                                     62.09
Mr Plant                                                                                                   10.73
UPS                                                                                                       226.35
Laser World                                                                                            1,089.82
                                                                                                       ---------
TOTAL OFFICE SUPPLIES                                                                                  $4,606.42

Samatha Stephen                                                                                       $2,000.00
                                                                                                      ----------
TOTAL  COMMISSION                                                                                      $2,000.00

Mydia Diaz                                                                                                332.89            332.89
Keith Brown                                                                                               650.27            350.30
Carolyn Chuatiuco                                                                                         564.23             78.77
William Love                                                                                            1,576.41          1,486.97
Jonathon Santa maria                                                                                      788.17            788.17
Various                                                                                                21,194.11         21,194.11
Lillian Luu                                                                                             1,133.90          1,092.79
Allen Peterson                                                                                           485.52              0.00
                                                                                                         -------             -----
TOTAL EXPENSE REPORT                                                                                  $26,725.50        $25,324.00

Alarmo Co                                                                                                $97.00
Mckesson Water Comp                                                                                    1,500.00
                                                                                                       ---------
TOTAL REPAIRS & MAINTENANCE                                                                            $1,597.00

Concord Servicing                                                                                      $6,602.53
Concord Servicing                                                                                      4,287.04
                                                                                                       ---------
TOTAL MISCELLANEOUS                                                                                   $10,889.57

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SUNTERRA FINANCIAL SERVICES INC.                                           $0.00                $72,346.88       $25,324.00
-----------------------------------------------------------------------------------------------------------------------------------

                                   Page 34 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                         COMMISSIONS           OTHER PAYMENTS   FIRST DAY ORDER
DESIGN INTERNATIONALE-RMI, INC. CASE NO. 00-5-8313-JS
-----------------------------------------------------
Brookline Furniture                                                                                   $36,960.00
Pieri Creations                                                                                         4,737.60
Ultimate Manufacturing                                                                                  8,391.60
Dina Caruso                                                                                               545.10
Richloom Fabric                                                                                        18,286.08
Kicler Lighting                                                                                           795.90
Valley Forge                                                                                              170.30
Valley Forge                                                                                            6,484.02
Valley Forge                                                                                           10,709.04
David Dee & Company                                                                                     8,240.75
Bryan Ashley                                                                                           75,271.00
Brookline Furniture                                                               0                     7,753.20
Richloom Fabric                                                                                           724.50
Majestic Resources                                                                                     44,728.80

-----------------------------------------------------------------------------------------------------------------------------------
Total Design Internationale Inc.                                              $0.00                  $223,797.89            $0.00
-----------------------------------------------------------------------------------------------------------------------------------

                                   Page 35 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                                                                                     PRE-PETITION
                                                                                                                    OBLIGATION PAID
                                                                                                                     POST-PETITION-
                                                                                                                         AS PE
DEBTOR ENTITY AND INVOICE PAYABLE TO                                   COMMISSIONS                 OTHER PAYMENTS   FIRST DAY ORDER
POWHATAN ASSOCIATES. CASE NO. 00-56958-JS AND GREENSPRINGS ASSOCIATES 00-5-6946-JS
-----------------------------------------------------------------------------------------------------------------------------------
American Cancer Society                                                                                   500.00           500.00
Cheryl Burruss                                                           2,239.21
Various                                                                 13,375.32
Various                                                                 60,580.58                                       24,706.43
Various Independent Contractors                                         21,860.95                                           45.39
Various                                                                 32,884.87                                       32,884.87
RMI Virginia                                                            26,000.00                           0.00              0.00
Compupay                                                                     0.00                         251.87            251.87
TOTAL COMMISSIONS                                                     $156,940.93                         751.87        $58,388.56

Greensprings                                                                                            1,650.00          1,650.00
Powhatan                                                                                                  799.00            799.00
Powhatan Associates                                                                                     7,504.00          7,504.00
Greensprings Associates                                                                                 7,738.00          7,738.00
                                                                                                        ---------         ---------
TOTAL ESCROW                                                                                          $17,691.00        $17,691.00

Various                                                                                                 7,472.85          7,427.46
Various                                                                                                 1,944.77          1,944.77
                                                                                                       ---------         ---------
TOTAL EXPENSE REPORTS                                                                                 $46,303.36       $161,531.35

City of Newport News                                                                                      704.13            704.13
Commonwealth of Virginia                                                                                1,761.84          1,761.84
IRS                                                                                                       994.96            994.96
Other                                                                                                     852.00            852.00
B Wilson                                                                                                  459.80            459.80
                                                                                                          -------           -------
TOTAL MISCELLANEOUS                                                                                    $2,306.76         $4,772.73

Greensprings Office Park                                                                               13,291.67         13,291.67
Torsion Inc                                                                                             9,125.00          9,125.00
TR Orourk                                                                                               1,000.00          1,000.00
                                                                                                        ---------         ---------
TOTAL PROPERTY RENT                                                                                   $28,030.19        $23,416.67

Ernest Miller                                                                                             900.00            900.00
Commonweath Information                                                                                    40.00             40.00
Powhatan Plantation                                                                                       122.39            122.39
Fedex                                                                                                     302.12            302.12
Fed Ex                                                                                                    233.90            233.90
BFI                                                                                                       284.04            284.04
Diamond Spring                                                                                             21.89             21.89
                                                                                                           ------            ------
TOTAL MISCELLANEOUS                                                                                    $1,904.34         $1,904.34

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POWHATAN ASSOCIATES AND GREENSPRINGS ASSOCIATES*                $156,940.93                     $77,470.88       $191,625.09
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total of All Sunterra Debtors
Total Payroll for all Debtors
Payment to LSI

Total cash outflow
-----------------------------------------------------------------------------------------------------------------------------------

* Cash disbursements were grouped for these debtors

                                   Page 36 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK          WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE          DATE                          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
SUNTERRA CORPORATION  CASE NO. 00-56931-JS

D.A. Trust                                                       $23.08       6/29/00                                       $23.08
Franchise Tax Board                                              200.00       6/29/00                                       200.00
Comptroller State of Fla.                                                     6/8/00                                     10,000.00
People of the State California                                                6/8/00                                     10,000.00
Fla Dept Agriculture & Consumer Services                                      6/8/00                                     50,000.00
Fla Dept Agriculture & Consumer Services                                      6/8/00                                     25,000.00
John Browning Real Estate                                        675.00       6/22/01                                       675.00
Arizona Corp Commission                                           45.00       6/22/00                                        45.00
California Sec of State                                           50.00       6/22/00                                        50.00
Commonwealth of Kentucky                                          45.00       6/23/00                                        45.00
Dept of Commerce- Hawaii                                         250.00       6/24/00                                       250.00
Illinois Sec of State                                             54.75       6/25/00                                        54.75
N. C. Real Estate Commission                                      30.00       6/26/00                                        30.00
Arkansas Real Estate Commission                                  750.00       6/27/00                                       750.00
Fla - Dept of State                                              526.25       6/28/00                                       526.25
Indiana Office Attorney General                                  600.00       6/29/00                                       600.00
Treasurer of Virginia                                          1,000.00       6/30/00                                     1,000.00
Treasurer of Virginia                                            345.00       6/30/00                                       345.00
Office of General Counsel                                        516.10       6/29/00                                       516.10
Arizona Dept Environmental Quality                             1,000.00                                                   1,000.00
Yavapai County Arizona                                            25.00                                                      25.00
Dept Business & Professional Regulations                       1,000.00       6/7/00                                      1,000.00
CA Dept of Real Estate                                          500.00        6/8/00                                       500.00
                                                                -------                                                    ------
TOTAL GOVERNMENTAL FEES AND TAXES                             $7,635.18                                                $102,635.18

Public Storage                                                $2,076.54       6/14/00                                    $2,076.54
Lake Ellenor Business Center                                  43,861.23       6/28/00                                    43,861.23
Lake Ellenor Business Center                                  23,724.58                                                  23,724.58
Tahitian Investments                                          54,898.73       6/28/00                                    54,898.73
AMPCO                                                            130.00       6/5/00                                        130.00
AETNA Life Insurance                                           2,226.00       6/6/00                                      2,226.00
Premier Modular                                                3,100.00                                                   3,100.00
Lake Ellenor Business Center                                  20,136.65       6/2/00                                     20,136.65
Tahitian Investments                                          54,898.73       6/2/00                                     54,898.73
Premier Modular Building                                         127.20       6/27/00                                       127.20
Public Storage                                                   232.14       6/27/00                                       232.14
Resun Leasing                                                 13,356.00       6/27/00                                    13,356.00
Aetna                                                          2,226.00         6/29                                      2,226.00
AAA Storage                                                     450.00        6/20/00                                      450.00
                                                                -------                                                    ------
TOTAL PROPERTY RENT                                         $221,443.80       2/12/04                                  $221,443.80

Ford Motor Credit                                               $890.72       6/28/00                                      $890.72
Canon Financial Services                                       3,489.73       6/15/00                                     3,489.73
Canon Financial                                                3,184.23       6/28/00                                     3,184.23
Danka Financial                                                3,837.20       6/28/00                                     3,837.20
BMW Financial                                                    512.07       6/15/00                                       512.07
Matrix Funding                                                28,287.60                             6/12/00              28,287.60
BMW Financial                                                    489.00       6/28/00                                       489.00
Fidelity Leasing                                                 278.13       6/28/00                                       278.13
Bank One                                                         539.70       6/22/00                                       539.70
Matrix lease                                                 116,299.70                             6/2/00              116,299.70
IOS Capital                                                   1,331.09                                                   1,331.09
                                                              ---------                                                  --------
TOTAL EQUIPMENT LEASES                                      $159,139.17                                                $159,139.17

Bell South                                                   $3,269.00                                                  $3,269.00
                                                             ----------                                                 ---------
TOTAL TELEPHONE                                               $3,269.00                                                  $3,269.00

Cigna Medical                                                                                       6/7/00              $32,597.04
Benefits Mgmt Company                                                                               6/5/00                3,755.40
Cigna Medical                                                                                       6/5/00               17,866.23
Cigna Medical                                                                                       6/8/00               22,740.70
Cigna Medical                                                                                       6/9/00               23,870.69

                                   Page 37 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
Met -Life Dental                                                                                    6/5/00               14,165.40
Met -Life Dental                                                                                    6/9/00                2,638.10
Cigna Medical                                                                                       6/5/00               57,653.40
Met -Life Dental                                                                                    6/5/00               17,280.60
Cigna Medical                                                 23,870.69                             6/12/00              23,870.69
Cigna Medical                                                    724.23                             6/13/00                 724.23
Cigna Medical                                                  7,956.43                             6/13/00               7,956.43
Benefit Mgmt Co                                                  499.07                             6/13/00                 499.07
Met -Life Dental                                               1,109.50                             6/13/00               1,109.50
Met -Life Dental                                               3,692.40                             6/12/00               3,692.40
Cigna Medical                                                 36,466.01                             6/14/00              36,466.01
Met -Life Dental                                               4,812.00                             6/14/00               4,812.00
Met -Life Dental                                               2,123.60                             6/15/00               2,123.60
Met -Life Dental                                               5,627.20                           6/1/006/00              5,627.20
Cigna Medical                                                 36,559.35                           6/1/005/00             36,559.35
Cigna Medical                                                122,418.67                             6/16/00             122,418.67
Cigna Medical                                                 16,730.32                             6/16/00              16,730.32
Met Life Dental                                                9,471.50                             6/27/00               9,471.50
Met Life Dental                                                6,516.60                             6/27/00               6,516.60
Met Life Dental                                                1,373.28                             6/29/00               1,373.28
Met Life Dental                                                3,171.50                             6/29/00               3,171.50
Cigna                                                          1,069.04                             6/29/00               1,069.04
Cigna                                                          3,087.00                             6/27/00               3,087.00
Cigna                                                         21,089.17                             6/27/00              21,089.17
Cigna                                                         10,587.94                             6/28/00              10,587.94
Cigna                                                         14,112.94                             6/27/00              14,112.94
Cigna                                                                                               6/1/00              110,033.77
Cigna                                                         97,254.36                             6/29/00              97,254.36
Cigna                                                         23,329.49                             6/29/00              23,329.49
Met Life Dental                                                4,817.80                             6/19/00               4,817.80
Cigna                                                         19,143.35                             6/19/00              19,143.35
Cigna                                                         31,857.62                             6/21/00              31,857.62
Cigna                                                         10,720.85                             6/22/00              10,720.85
Cigna                                                         71,925.38                             6/22/00              71,925.38
Met Life Dental                                                3,337.60                             6/22/00               3,337.60
Met Life Dental                                                8,553.80                             6/21/00               8,553.80
Cigna                                                         30,912.58                             6/23/00              30,912.58
Met Life Dental                                                8,497.40                             6/23/00               8,497.40
McGriff, Seibels                                              62,662.00       6/14/00                                    62,662.00
Imperial Premium Financing                                   342,721.24       6/7/00                                    342,721.24
Prudential                                                                    6/15/00                                    65,665.62
Cox Health Systems                                            75,166.17                             6/9/00              136,723.29
Starbridge                                                                    6/15/00                                     4,796.40
WHP Health                                                                    6/15/00                                   214,772.65
Met -Life Dental                                                              6/15/00                                    36,472.22
AFCO                                                                          6/7/00                                     19,715.81
Elite Brokerage Service                                                       6/15/00                                    81,516.80
McGriff, Seibels                                              77,745.60                             6/16/00              77,745.60
McGriff, Seibels                                            ,300,000.00                             6/1/00            1,300,000.00
McGriff, Seibels & Williams                                                   6/7/00                                     78,010.00
AFCO                                                          45,520.35       6/2/00                                     45,520.35
Marsh Insurance                                              75,380.00        6/2/00                                    75,380.00
                                                             ----------                                                 ---------
TOTAL INSURANCE                                             ,622,614.03                                              $3,487,721.98

Royal Price LTD                                               $1,015.48       6/8/00                                     $1,015.48
Royal Price LTD Inc.                                             507.74       6/19/00                                       507.74
Petty Cash                                                       500.00       6/28/00                                       500.00
US Postal Service                                                541.27       6/20/99                                       541.27
US Postal Service                                                904.75       6/22/00                                       904.75
Bankruptcy Services                                            1,617.00                             6/30/00               1,617.00
Four Graphics                                                     31.80       6/28/00                                        31.80
US Postal Service                                                215.97       6/20/00                                       215.97
Fedex                                                          1,000.00                             6/27/00               1,000.00
Hewlett Packard                                               54,330.27       6/15/00                                    54,330.27


                                   Page 38 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
Newo                                                           3,420.00       6/8/00                                      3,420.00
US Postal Service                                              8,700.00       6/2/00                                      8,700.00
Accountemps                                                    1,500.75       6/28/00                                     1,500.75
Fed Ex                                                         4,000.00                             6/23/00               4,000.00
Fed Ex                                                          269.12        6/28/00                                      269.12
                                                                -------                                                    ------
TOTAL OFFICE SUPPLIES                                         78,554.15                                                  78,554.15

Advantage Hotel Corp                                           3,000.00       6/22/00                                     3,000.00
Advantage Hotel Corp                                           3,000.00       6/16/00                                     3,000.00
Advantage Hotel Corp                                           3,000.00       6/6/00                                      3,000.00
Advantage Hotel Corp                                           3,000.00       6/9/00                                      3,000.00
Advantage Hotel                                                3,000.00       6/27/00                                     3,000.00
Grand Vacation Club - Various                                                                       6/6/00               27,208.98
Embassy Vacation Resort HOA                                   18,637.80       6/7/00                                     18,637.80
American Airlines                                            99,887.00        6/16/00                                   99,887.00
                                                             ----------                                                 ---------
TOTAL MARKETING, SELLING, & ADVERTISING                     $133,524.80                                                $160,733.78

Tahoe Beach & Ski                                                             6/15/00                                      $687.50
Cypress Pointe Phase I                                                        6/28/00                                    50,000.00
Cypress Pointe Phase II                                                       6/28/00                                   400,000.00
Coral Sands                                                                   6/28/00                                   141,545.00
Savoy                                                                         6/28/00                                   175,000.00
Polynesian Isle Phase I                                                       6/28/00                                     2,647.00
Polynesian Isle Phase IV                                                      6/28/00                                     6,098.00
Royal Dunes                                                                   6/28/00                                     1,692.00
Gatlinburg Town Village                                                       6/28/00                                    12,141.00
Ft. Lauderdale                                                                6/28/00                                     6,429.00
Royal Palm Beach resort                                                       6/28/00                                    75,000.00
Flamingo Beach resort                                                         6/28/00                                    22,581.00
Gatlinburg Town Square                                                        6/28/00                                    75,000.00
Greensprings                                                                  6/28/00                                    85,000.00
Lake Tahoe                                                                                          6/30/00             152,674.00
Scottsdale HOA                                                                6/28/00                                   116,888.90
Scottsdale UDI                                                                6/28/00                                    98,865.00
Villas De Santa Fe                                                            6/28/00               6/2/00               91,772.75
Cypress Pointe                                                                6/8/00                                    150,000.00
Cypress Pointe HOA                                                0.00        6/16/00                                  300,000.00
                                                                  -----                                                ----------
TOTAL MAINTENANCE FEES                                            $0.00                                              $1,964,021.15

John Edmondson                                                $4,807.70       6/22/00                                    $4,807.70
Alejandra Padin                                                3,846.16       6/23/00                                     3,846.16
Roundhill                                                                                           6/2/00               10,000.00
SRT Inc                                                        1,200.00       6/16/00                                     1,200.00
Shawfield Relational Technology                                  750.00       6/22/00                                       750.00
Various JUN1500-6010                                          10,750.40       6/16/00                                    34,440.50
Larry Aiello                                                                  6/16/00                                     1,462.00
Various                                                       22,265.76       6/27/00                                    22,265.76
Various                                                       38,399.86       6/22/00                                    45,275.66
Various                                                       25,000.00                             6/1/00               25,000.00
Lourdes de Jesus                                                              6/9/00                                      1,048.11
Padin & Edmondson                                                             6/6/00                                      8,653.86
Various Independent Contractors                                               6/8/00                                     18,595.13
Mid Atlantic Timeshares                                                       6/9/00                                     12,786.00
Chantharangkul                                                                6/12/00                                       495.00
Freeland                                                                      6/12/00                                       250.00
Stewart                                                                       6/12/00                                       828.38
FATT                                                                                                6/5/00                  233.28
Cypress Pointe                                                 4,500.00                             6/1/00                4,500.00
Various - Batch 00JUN13 -PAYROLL                                              6/15/00                                     5,812.06
Various Independent Contractors                                               6/8/00                                     13,782.60
San Luis Bay                                                       0.00                             6/2/00                7,035.22
Villas de Santa Fe                                                 0.00                             6/2/00                8,790.16
Plantation at Fall Creek                                           0.00       6/2/00                                     25,449.36
Harbor Lights                                                      0.00                             6/2/00                  554.84


                                   Page 39 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
Oasis at Palm Springs                                              0.00                             6/2/00                3,746.85
Cypress Pointe                                                     0.00       6/2/00                                     30,742.46
Tele-Sales-Bill Stewart                                                       6/5/00                                        332.18
Various                                                                       6/8/00                                      4,153.25
Millennium                                                     9,760.35                             6/23/00               9,760.35
Various commissions for Sante Fe                                                                    6/2/00                8,790.00
Various - Batch MAY00-COMM3                                       0.00        6/15/00                                    4,319.87
                                                                  -----                                                  --------
TOTAL COMMISSIONS/CONTRACT LABOR                            $121,280.23                                                $319,706.74

Various employees                                                             6/6/00                                    $65,492.94
Various                                                        1,784.38       6/16/00                                     1,784.38
Various                                                        6,585.86       6/16/00                                     6,585.86
Anna Goettle                                                                  6/7/00                                      1,361.31
Ann Cohen                                                                     6/28/00                                     1,196.35
Chuck Frey                                                        43.84       6/28/00                                       233.73
Chuck Frey                                                        91.04       6/28/00                                       959.10
Richard Goodman                                                               6/28/00                                       117.61
Charles Hunt                                                                  6/28/00                                        17.36
Missy Knight                                                                  6/28/00                                        88.15
Jayne Lammers                                                                 6/28/00                                     1,121.03
Paula Meads                                                                   6/28/00                                       452.30
Edward Padilla                                                                6/28/00                                        13.95
Leon Rupp                                                                     6/28/00                                       321.26
Ann Stewart                                                                   6/28/00                                        91.20
Seth West                                                                     6/28/00                                       220.68
Various                                                          292.63       6/28/00                                       292.63
Various                                                        4,705.20       6/28/00                                     4,705.20
Various                                                          546.90                                                     546.90
Kathy Foster                                                     609.60                                                     609.60
John Wildberger                                                               6/22/00                                       497.87
Hal Henson                                                                    6/22/00                                        47.34
Shelly Brown                                                                  6/22/00                                     1,226.91
Larry Fenrenbach                                                  47.44       6/20/00                                        47.44
Diana Benner                                                                  6/16/00                                        66.87
Diana Russell                                                                 6/16/00                                        68.20
Candice Edgar                                                                 6/16/00                                       104.28
Diana Benner                                                                  6/16/00                                       116.41
Grace Irizarry                                                                6/19/00                                         6.51
Grace Irizarry                                                                6/19/00                                         9.30
Various                                                                       6/22/00                                        80.91
Rocio Phipps                                                      31.00       6/27/00                                        31.00
Carolyn Rizzo                                                   106.64        6/27/00                                      106.64
                                                                -------                                                    ------
TOTAL EXPENSE REPORTS                                        $14,844.53      11/18/14                                   $88,621.22

Advanced Data Designs                                         $1,300.00       6/9/00                                     $1,300.00
Advanced Data Designs                                          3,000.00       6/9/00                                      3,000.00
Signature Systems                                                222.44       6/28/00                                       222.44
Robertson - Johnson Warehouse                                    408.00                                                     408.00
Crosen                                                           625.00       6/23/00                                       625.00
Michael Mcnulty                                                  500.00       6/20/00                                       500.00
SFT Facilities Inc.                                            2,100.00       6/14/00                                     2,100.00
Advanced Data Designs                                            431.25       6/15/00                                       431.25
Cable & Wireless                                               3,882.27       6/19/00                                     3,882.27
Tri - City Electrical                                          3,740.00       6/12/00                                     3,740.00
Wire and Design                                               12,500.00       6/14/00                                    12,500.00
Aaron Rent Inc                                                 6,654.44       6/14/00                                     6,654.44
MPI Net                                                        3,112.30       6/22/00                                     3,112.30
Julie Mitacchione                                             19,544.38       6/28/00                                    19,544.38
Wil Montalvo                                                   1,290.00       6/29/00                                     1,290.00
Sargon Warda                                                   1,725.00       6/29/00                                     1,725.00
Advanced data Designs                                         21,045.75       6/20/00                                    21,045.75
Wire & Design Service                                         18,250.00       6/20/00                                    18,250.00
Ray Lomax                                                        675.00       6/20/00                                       675.00
Sargon Warda                                                   1,650.00       6/20/00                                     1,650.00
Edward Mercado                                                   750.00       6/20/00                                       750.00
Wil Montalvo                                                   1,050.00       6/20/00                                     1,050.00
Steves Lock                                                      569.24       6/14/00                                       569.24
Builders First Source                                            331.82       6/12/00                                       331.82
Fulford Van                                                    7,250.00       6/14/00                                     7,250.00
MPI Net                                                           61.02       6/29/00                                        61.02
Advanced Data Design                                           5,000.00       6/26/00                                     5,000.00
Ampco                                                             65.00       6/30/00                                        65.00
Sargon Warda                                                   3,720.00       6/5/00                                      3,720.00



                                   Page 40 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
Ed Mercado                                                     2,895.00       6/5/00                                      2,895.00
Wil Montalvo                                                   2,350.00       6/5/00                                      2,350.00
Watts air Conditioning                                           348.00       6/28/00                                       348.00
Triangle Reprograph                                               88.19       6/15/00                                        88.19
Chase Security Service                                         1,746.61       6/14/00                                     1,746.61
Chase Security                                                 1,922.31       6/28/00                                     1,922.31
American Construction Services Group                           6,500.00       6/12/00                                     6,500.00
Wire & Design                                                  5,640.00       6/28/00                                     5,640.00
Arizona Waste Water treatment                                  1,000.00                                                   1,000.00
Evans Environmental                                            2,800.00                                                   2,800.00
Advance Data Design                                           13,000.00                                                  13,000.00
SFT Facilities Inc                                             3,100.00       6/2/00                                      3,100.00
Advanced Data Design                                           5,400.00       6/5/00                                      5,400.00
Fulford Van & Storage                                         10,242.50       6/2/00                                     10,242.50
St. Maarten                                                  242,687.75                             6/1/00              242,687.75
Anderson rental                                               1,124.36        6/27/00                                    1,124.36
                                                              ---------                                                  --------
TOTAL REPAIRS & MAINTENANCE                                 $422,297.63                                                $422,297.63

Ing Baring                                                   $26,500.00                             6/21/00             $26,500.00
Poipu Resort Partners                                       ,130,100.00                             6/21/00           2,130,100.00
Ableco Finance                                                50,000.00                             6/22/00              50,000.00
Kristin Livingston                                               700.00       6/14/00                                       700.00
Metro West Transportation                                      1,000.00       6/14/00                                     1,000.00
Metro West Transportation                                        360.00       6/28/00                                       360.00
Network Solutions                                                 35.00       6/22/00                                        35.00
Goldman Toy & Assoc                                           10,000.00                                                  10,000.00
De Gueherys                                                       51.94                                                      51.94
California Pension                                             1,000.00       6/23/00                                     1,000.00
Shane Coleman                                                    578.50                             6/1/00                  578.50
Premier Systems                                               13,123.00       6/29/00                                    13,123.00
Termination 5/19                                                              6/23/00                                    23,537.24
Cypress Pointe                                                 1,000.00                             6/29/00               1,000.00
First Union                                                   28,770.75                             6/26/00              28,770.75
Bank of America                                                5,970.86                             6/26/00               5,970.86
First Union                                                    5,753.00                             6/1/00                5,753.00
Grand Beach Condominium Association                                                                 6/9/00              643,238.09
Gatlinburg Town Square HOA                                    27,309.00       6/9/00                                     27,309.00
Corporate charges (Fall Creek added)                                                                                        530.91
Corporate charges (Cypress added, San Luis Bay deleted)                                                                     182.02
DIP Financing                                                515,000.00                                                 515,000.00
Schreeder Wheeler Flint                                      21,375.00        6/27/00                                   21,375.00
                                                             ----------                                                 ---------
TOTAL MISCELLANEOUS                                         ,838,627.05                                              $3,506,115.31

Board of Directors                                            $7,000.00       6/28/00                                    $7,000.00
Page, Mrachek, Fitzgerald, Rose                                1,635.64       6/28/00                                     1,635.64
Page, Mrachek, Fitzgerald, Rose                                1,836.64                                                   1,836.64
Sitrick and Company                                           53,519.85       6/28/00                                    53,519.85
Scherer Development                                              125.00       6/28/00                                       125.00
Arthur Anderson                                                  525.00       6/16/00                                       525.00
Sitrick & Co                                                 57,500.00                              6/19/00             57,500.00
                                                             ----------                                                 ---------
TOTAL PROFESSIONAL FEES                                     $122,142.13                                                $122,142.13

-----------------------------------------------------------------------------------------------------------------------------------
Total Sunterra Corporation                                  ,745,371.70                                             $10,636,401.24
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 41 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
AKGI ST. MAARTEN N. V. INC.  CASE NO. 00-56932-JS
-------------------------------------------------
Flamingo                                                                                            6/2/00             $140,000.00
Royal Palm                                                        0.00                              6/2/00              35,000.00
                                                                  -----                                                 ---------
TOTAL COMMISSIONS                                                 $0.00                                                $175,000.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL AKGI ST. MAARTEN N. V. INC.                                                                                      $175,000.00
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 42 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
ALL SEASONS PROPERTIES, INC. (AZ) CASE NO. 00-56936-JS
------------------------------------------------------
Anchor Mini Storage                                             $204.80       6/9/00                                       $204.80
Anchor Mini Storage                                               61.44       6/22/00                                        61.44
Various OPC locations                                         27,695.61       6/29/00                                    27,695.61
Mobile Mini Inc                                                   93.72       6/22/00                                        93.72
Mobile Mini Inc                                                   93.57       6/29/00                                        93.57
Mobile Mini Inc                                                  92.48        6/22/00                                       92.48
                                                                 ------                                                     -----
TOTAL PROPERTY RENT                                          $28,241.62                                                 $28,241.62

Xerox                                                           $156.26       6/22/00                                      $156.26
AZ Credit                                                       114.14        6/29/00                                      114.14
                                                                -------                                                    ------
TOTAL EQUIPMENT RENT                                            $270.40                                                    $270.40

Various Utilities                                             $4,655.39       6/22/00                                    $4,655.39
Various Utilities                                             1,079.84        6/29/00                                    1,079.84
                                                              ---------                                                  --------
TOTAL UTILITIES                                               $5,735.23                                                  $5,735.23

Sedona Communication                                             $11.94       6/22/00                                       $11.94
Airtouch Paging                                                   19.59       6/29/00                                        19.59
Lucent Technologies                                            2,233.55       6/29/00                                     2,233.55
Sedona Internet Service                                           17.99       6/29/00                                        17.99
US West Communications                                         4,857.99       6/29/00                                     4,857.99
Bellcom                                                         130.00        6/22/00                                      130.00
                                                                -------                                                    ------
TOTAL TELEPHONE                                               $7,271.06                                                  $7,271.06

United Coffee                                                   $131.89                                                    $131.89
Preferred Image                                                  608.35       6/22/00                                       608.35
Compupay                                                          65.87       6/22/00                                        65.87
Airborne                                                          25.75       6/29/00                                        25.75
Arizona Water                                                      6.72       6/29/00                                         6.72
Fedex                                                          1,119.14       6/29/00                                     1,119.14
Pitney Bowes                                                     668.30       6/29/00                                       668.30
US Postal                                                         64.00       6/29/00                                        64.00
Fedex                                                             96.90       6/22/00                                        96.90
Fedex                                                         3,507.91        6/22/00                                    3,507.91
                                                              ---------                                                  --------
TOTAL OFFICE SUPPLIES                                         $6,294.83                                                  $6,294.83

Red Rock Review                                               $1,294.00       6/22/00                                    $1,294.00
Various activity vendors                                      22,096.50       6/29/00                                    22,096.50
Coca Cola                                                        108.71       6/29/00                                       108.71
Various                                                        1,072.50       6/29/00                                     1,072.50
Various                                                          150.00       6/29/00                                       150.00
Various                                                        2,511.13       6/29/00                                     2,511.13
Petty cash                                                     2,021.73       6/29/00                                     2,021.73
Enterprise Media                                                 838.65       6/22/00                                       838.65
Kathleen Malloy                                                1,226.41       6/22/00                                     1,226.41
Rayne of N Arizona                                                94.41       6/22/00                                        94.41
John  Dzerigian                                                   50.00       6/22/00                                        50.00
Kenzo Ishikawa                                                    50.00       6/22/00                                        50.00
Daniel Rhodes                                                    100.00       6/22/00                                       100.00
Dale Borman                                                      162.95       6/22/00                                       162.95
Various                                                       20,000.00                             6/14/00              20,000.00
Various Activity vendors                                      20,402.92       6/22/00                                    20,402.92
Various activity vendors Jun0900B-6000                       233,500.00       6/12/00                                   233,500.00
Touch of the Southwest                                           660.79       6/22/00                                       660.79
Kings ransom                                                     397.80       6/22/00                                       397.80
Misc vendors                                                  27,098.12       6/15/00                                    27,098.12
Various locations                                             24,827.64                             6/6/00               24,827.64
Info Data Marketing                                            5,000.00                             6/6/00                5,000.00
Southwest Promotions                                          40,000.00                             6/6/00               40,000.00
Ridge on Sedona Golf                                             839.23       6/29/00                                       839.23
Sedona Golf Resort                                             4,345.00       6/29/00                                     4,345.00
Sedona Summit Resort                                             154.62       6/29/00                                       154.62
Sedona Springs Resort                                          1,692.87       6/26/00                                     1,692.87




                                   Page 43 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
Villas at Poco Diablo                                          2,964.16       6/26/00                                     2,964.16
Villas of Sedona                                              11,848.79       6/26/00                                    11,848.79
Various vendors                                               63,320.35       6/9/00                                     63,320.35
Scottsdale HOA                                                 6,000.00       6/22/00                                     6,000.00
Coca Cola                                                        272.60       6/22/00                                       272.60
Fry Food                                                         84.52        6/22/00                                       84.52
                                                                 ------                                                     -----
TOTAL ADVERTISING, MARKETING & SELLING                      $495,186.40                                                $495,186.40

Various                                                                                             6/14/00             $34,000.00
Various                                                                                             6/14/00             250,000.00
Various                                                       68,000.00                             6/22/00              68,000.00
Scottsdale Villa Mirage                                            0.00                             6/1/00               25,000.00
Various Independent Contractors                                                                     6/7/00               16,000.00
Various Independent Contractors                                                                     6/7/00              125,000.00
Other commissions (added)                                                                           6/30/00              68,000.00
Susan Rinker                                                    900.00                                                     900.00
                                                                -------                                                    ------
TOTAL COMMISSIONS                                            $68,900.00                                                $586,900.00

Frys Food                                                         $6.47       6/22/00                                        $6.47
Mark Gray                                                                     6/16/00                                       408.75
Rhonda Kelsey                                                                 6/16/00                                       217.99
Various                                                          380.71       6/22/00                                       380.71
Johnny Griffith                                                               6/9/00                                        444.14
Cheryl Street                                                                 6/9/00                                        298.80
Various                                                          435.73       6/29/00                                       435.73
Valerie Matkovich                                                253.50       6/22/00                                       425.75
Christina Damittio                                                71.78       6/22/00                                        71.78
Nancy Smith                                                      248.95       6/22/00                                       248.95
Johnny Griffith                                                  404.45       6/26/00                                       404.45
Kodi Victor                                                      126.56       6/22/00                                       126.56
Rebecca Zheng                                                                 6/9/00                                       930.00
                                                                                                                           ------
TOTAL EXPENSE REPORTS                                         $1,928.15                                                  $4,400.08

City of Scottsdale                                              $100.00                                                    $100.00
Benson Systems                                                    49.00       6/22/00                                        49.00
Waxie Sanitary Supplies                                          126.56       6/22/00                                       126.56
Waxie Sanitary Supplies                                          494.94       6/22/00                                       494.94
US West Communications                                         2,015.60       6/22/00                                     2,015.60
X-TRA Clean                                                    1,154.46                                                   1,154.46
Tom Hargis                                                       292.71       6/22/00                                       292.71
Bull Electric                                                    213.68       6/29/00                                       213.68
Culligan                                                          30.05       6/29/00                                        30.05
Gillian Jones                                                    100.00       6/29/00                                       100.00
Thyssen Elevator                                                 142.46       6/29/00                                       142.46
Baier Sign                                                     5,065.50       6/22/00                                     5,065.50
Professional Plants                                             200.00        6/22/00                                      200.00
                                                                -------                                                    ------
TOTAL REPAIRS & MAINTENANCE                                   $9,984.96                                                  $9,984.96

Chicago Title                                                  2,100.00       6/22/00                                     2,100.00
Other (added) outflow                                          1,326.01                                                   1,326.01
Petty cash                                                      359.41        6/22/00                                      359.41
                                                                -------                                                    ------
TOTAL MISCELLANEOUS                                           $3,785.42                                                  $3,785.42

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ALL SEASONS PROPERTIES, INC (AZ).                     $627,598.07                                              $1,148,070.00
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 44 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
ALL SEASONS RESORTS INC. (TX) CASE NO. 00-56937-JS

Amie Garner                                                                   6/20/00                                       $42.78
Richard Rose                                                    630.15        6/28/00                                      630.15
                                                                -------                                                    ------
TOTAL EXPENSE REPORTS                                           $630.15                                                    $672.93

-----------------------------------------------------------------------------------------------------------------------------------
Total All Seasons Resorts Inc. (TX)                             $630.15                                                    $672.93
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             $0.00



                                   Page 45 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
GRAND BEACH RESORT LP CASE NO. 00-56945-JS                                                                                    0.00
------------------------------------------
Premier Modular Building                                       $147.10        6/22/00                                     $147.10
                                                               --------                                                   -------
TOTAL PROPERTY RENTAL                                           $147.10                                                    $147.10

Holly Camorata                                                  $500.00       6/28/00                                      $500.00
Holly Camorate                                                   250.00       6/22/00                                       250.00
Sysco                                                            320.00       6/28/00                                       320.00
Sysco                                                          1,043.01       6/9/00                                      1,043.01
Various                                                        1,034.64       6/28/00                                     1,034.64
Various Food vendors                                             308.73       6/22/00                                       308.73
Sysco Food                                                       270.25       6/19/00                                       270.25
Muzak                                                             53.00       6/22/00                                        53.00
Smith Aerial                                                    133.03        6/22/00                                      133.03
                                                                -------                                                    ------
TOTAL ADVERTISING, MARKETING & SELLING                        $3,912.66                                                  $3,912.66

Various                                                       $8,044.24       6/15/00                                    $8,044.24
Various                                                       10,394.80       6/22/00                                    10,394.80
Various Independent Contractors                                               6/8/00                                     35,939.26
Various                                                        9,906.36                                                   9,906.36
Grand Beach                                                       0.00        6/1/00                                    21,083.63
                                                                  -----                                                 ---------
TOTAL COMMISSIONS                                            $28,345.40                                                 $85,368.29

Greg Babiarz                                                  $2,175.02       6/8/00                                     $2,175.02
Sue Deowdhat                                                                  6/8/00                                         60.65
Jack Stewart                                                                  6/8/00                                        298.16
Jack Stewart                                                     116.47       6/28/00                                       116.47
Jack Stewart                                                    120.68        6/22/00                                      120.68
                                                                -------                                                    ------
TOTAL EXPENSE REPORTS                                         $2,412.17                                                  $2,770.98

Wiginton Fire Sprinklers                                         115.00       6/28/00                                       115.00
Truegreen                                                       158.31        6/22/00                                      158.31
                                                                -------                                                    ------
TOTAL REPAIRS & MAINTENANCE                                     $273.31                                                    $273.31

-----------------------------------------------------------------------------------------------------------------------------------
Total Grand Beach Resort LP                                  $35,090.64                                                 $92,472.34
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 46 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
LAKE TAHOE RESORT PARTNERS, LLC CASE NO. 00-56952-JS
----------------------------------------------------
Ca Dept of Real Estate                                          $400.00       6/8/00                                       $400.00
Franchise Tax Board                                             424.03        6/29/00                                      424.03
                                                                -------                                                    ------
TOTAL GOVERNMENTAL FEES AND TAXES                               $824.03                                                    $824.03

Tahoe Beach & Ski                                               $500.00       6/22/00                                      $500.00
Tahoe Seasons                                                  4,000.00       6/22/00                                     4,000.00
Michael Buffo                                                  1,666.00       6/19/00                                     1,666.00
Terminal Mini warehousing                                        294.00       6/12/00                                       294.00
Stor All                                                        482.00        6/9/00                                       482.00
                                                                -------                                                    ------
TOTAL PROPERTY RENT                                           $6,942.00                                                  $6,942.00

Copelco Capital                                                 $227.20       6/29/00                                      $227.20
IOS Capital                                                      556.49       6/22/00                                       556.49
Ed Price                                                        500.00        6/12/00                                      500.00
                                                                -------                                                    ------
TOTAL EQUIPMENT LEASES                                        $1,283.69                                                  $1,283.69

GTE Leasing                                                     $118.43       6/29/00                                      $118.43
AT &T Cable                                                     100.73        6/29/00                                      100.73
                                                                -------                                                    ------
TOTAL TELEPHONE                                                 $219.16                                                    $219.16

Armored Transport                                               $111.13       6/15/00                                      $111.13
Compupay                                                         551.27       6/29/00                                       551.27
Lake Tahoe Partners                                            5,000.00       6/22/00                                     5,000.00
Fedex                                                           196.91        6/15/00                                      196.91
                                                                -------                                                    ------
TOTAL OFFICE SUPPLIES                                         $5,859.31                                                  $5,859.31

Embassy Vacation Resort Lake Tahoe                           $35,755.78       6/29/00                                   $35,755.78
Horn Blower Cruises                                            2,500.00       6/12/00                                     2,500.00
Embassy Suites S Lake Tahoe                                      601.71       6/29/00                                       601.71
Embassy Vacation                                              27,892.82       6/15/00                                    27,892.82
First Resorts                                                    246.03       6/15/00                                       246.03
Tahoe Beach & Ski                                                687.50       6/15/00                                       687.50
Tahoe International                                              325.00       6/15/00                                       325.00
First Resorts                                                  4,505.67       6/12/00                                     4,505.67
Symbiotic Graphics                                            3,183.61        6/12/00                                    3,183.61
                                                              ---------                                                  --------
TOTAL ADVERTISING, MARKETING & SELLING                       $75,698.12                                                 $75,698.12

Ridge Point HOA                                               41,000.00       6/22/00                                   $41,000.00
Embassy Vacation resort HOA                                                   6/22/00                                     1,275.00
Embassy Vacation resorts HOA                                 21,976.24        6/12/00                                   21,976.24
                                                             ----------                                                 ---------
TOTAL MAINTENANCE FEES                                       $62,976.24                                                 $64,251.24

EVR Tahoe                                                                                           6/1/00              $9,000.00
                                                                                                                        ---------
TOTAL COMMISSIONS                                                                                                        $9,000.00

Kevin Pereira                                                  $445.15        6/29/00                                     $445.15
                                                               --------                                                   -------
TOTAL EXPENSE REPORTS                                           $445.15                                                    $445.15

Harvey's flower shop                                            $160.13       6/15/00                                      $160.13
Carson Valley  Movers                                         2,018.25        6/12/00                                    2,018.25
                                                              ---------                                                  --------
TOTAL REPAIRS & MAINTENANCE                                   $2,178.38                                                  $2,178.38

Awards of Tahoe                                                 $219.07       6/22/00                                      $219.07
Various                                                       35,181.09                             6/23/00              35,181.09
Rentokil                                                        955.68        6/15/00                                      955.68
                                                                -------                                                    ------
TOTAL MISCELLANEOUS                                          $36,355.84                                                 $36,355.84

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LAKE TAHOE RESORT PARTNERS, LLC                       $192,781.92                                                $203,056.92
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 47 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
MMG DEVELOPMENT CORP. CASE NO. 00-56954-JS
------------------------------------------
Calhouns                                                     $2,500.00        6/28/00                                   $2,500.00
                                                             ----------                                                 ---------
TOTAL ADVERTISING, MARKETING & SELLING                        $2,500.00                                                  $2,500.00

Bent Creek                                                                                                             100,000.00
                                                                                                                       ----------
TOTAL MAINTENANCE FEES                                                                                                 $100,000.00

Various Independent Contractors                                               6/8/00                                     $3,471.10
Various Independent Contractors                                               6/8/00                                     20,010.36
Armstrong                                                     $1,700.00       6/15/00                                     1,700.00
Various - JUNE2300-1056-BC                                                    6/22/00                                     2,598.00
Various - JUNE2300-1056-GTS                                                   6/22/00                                     1,285.40
Various -JUNE2300-1056-GTS*                                   10,774.36       6/22/00                                    10,774.36
Gatlinburg Town Square                                             0.00                             6/2/00               11,872.60
Bent Creek                                                         0.00                             6/2/00               24,592.34
Polynesian Isle                                                    0.00       6/1/00                                      5,524.02
Various                                                        7,045.42       6/29/00                                    11,462.62
Esther Rigal                                                                  6/8/00                                        696.81
Jorge Cherolini                                                               6/8/00                                        449.82
Ray Byerly                                                                    6/8/00                                        484.20
Various - Batch JUNE 1900-1056-BC**                            2,650.00       6/15/00                                     2,650.00
Various - Batch JUNE 1900-1056-GTS**                           3,549.43       6/15/00                                     3,549.43
Various - Batch JUNE 1900-1056-BC                                             6/15/00                                     9,375.99
Various - Batch JUNE 1900-1056-GTS                                            6/15/00                                   14,519.22
                                                                                                                        ---------
TOTAL COMMISSION                                             $25,719.21                                                $125,016.27

Marc Nickelson                                                                6/12/00                                      $350.00
Various                                                                       6/7/00                                        400.95
Stacy Triolo                                                                  6/12/00                                       862.68
Stacy Triolo                                                                  6/15/00                                       592.27
TOTAL EXPENSE REPORTS                                                                                                    $2,205.90

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MMG DEVELOPMENT CORP                                   $28,219.21                                                $229,722.17
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 48 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
PORT ROYAL RESORT LP CASE NO. 00-56957-JS
-----------------------------------------
Various                                                           $0.00       6/2/00                                    $7,283.55
                                                                                                                        ---------
TOTAL COMMISSIONS                                                 $0.00                                                  $7,283.55

Gregory Fernandez                                                             6/29/00                                     $804.51
                                                                                                                          -------
TOTAL EXPENSE                                                                                                              $804.51

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PORT ROYAL RESORT LP                                        $0.00                                                  $8,088.06
-----------------------------------------------------------------------------------------------------------------------------------




                                   Page 49 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
RESORT MARKETING INTERNATIONAL INC. CASE NO. 00-56961-JS
--------------------------------------------------------
San Marcos Storage                                               525.00       6/9/00                                        525.00
Various Locations                                             24,500.00                             6/5/00               24,500.00
Embassy Suites                                                 9,000.00       6/16/00                                     9,000.00
Embassy Suites                                                32,500.00       6/16/00                                    32,500.00
Holiday Inn                                                    5,121.57       6/16/00                                     5,121.57
Holiday Inn                                                   10,100.22       6/16/00                                    10,100.22
Carmel development                                            19,250.00       6/15/00                                    19,250.00
RMI Carlsbad (added)                                          20,237.99                                                  20,237.99
Various                                                     127,498.23        6/28/00                                  127,498.23
                                                            -----------                                                ----------
TOTAL PROPERTY RENT                                         $248,733.01                                                $248,733.01

Lucent Tech                                                  $2,634.02        6/30/00                                   $2,634.02
                                                             ----------                                                 ---------
TOTAL EQUIPMENT LEASES                                        $2,634.02                                                  $2,634.02

Pitney Bowes                                                    $521.71       6/30/00                                      $521.71
Colleen Kimble                                                 2,000.00       6/29/00                                     2,000.00
Accountemps                                                     685.10        6/28/00                                      685.10
                                                                -------                                                    ------
TOTAL OFFICE SUPPLIES                                         $3,206.81                                                  $3,206.81

Dixie Stampede                                                $1,539.80       6/30/00                                    $1,539.80
Carmel Development                                             7,250.00       6/30/00                                     7,250.00
Various Batch 13JUN00DEPOSIT                                  25,500.00       6/16/00                                    25,500.00
I Ride trolley                                                 1,800.00       6/16/00                                     1,800.00
Orlando Entertains                                               125.00       6/28/00                                       125.00
Various Vendors                                              147,241.85       6/8/00                                    147,241.85
Walt Disney World                                            217,483.25       6/9/00                                    217,483.25
Various Batch 13JUN00TICKET 14JUN00TICKET                    629,533.45       6/16/00                                   629,533.45
Various                                                      597,414.71       6/27/00                                   597,414.71
Busch gardens                                                  4,686.50       6/22/00                                     4,686.50
Chilis                                                         2,000.00       6/22/00                                     2,000.00
Planet Hollywood                                                 900.00       6/22/00                                       900.00
Sea World                                                     87,807.00       6/22/00                                    87,807.00
Universal                                                    248,496.60       6/22/00                                   248,496.60
Disney                                                       286,002.75       6/22/00                                   286,002.75
Premier Tickets                                              485,776.65       6/2/00                                    485,776.65
Yehaw Travel                                                     200.00       6/30/00                                       200.00
RMI Orlando                                                 101,027.00        6/9/00                                   101,027.00
                                                            -----------                                                ----------
TOTAL ADVERTISING, MARKETING & SELLING                      ,844,784.56                                              $2,844,784.56

Various                                                                       6/15/00                                    $7,083.40
Frank Stanton                                                                 6/15/00                                     1,250.00
Various                                                       11,975.45       6/22/00                                    11,975.45
Myrtle Beach                                                       0.00                             6/2/00                6,400.00
Various Independent Contractors                                               6/8/00                                      7,336.70
Various                                                          920.00       6/30/00                                       920.00
Various commissions wire (added)                                                                    6/2/00               11,337.00
Staci Winslow                                                12,726.52        6/26/00               6/30/00             12,726.52
                                                             ----------                                                 ---------
TOTAL COMMISSIONS                                            $25,621.97                                                 $59,029.07

Les Abeyta                                                    $1,477.16       6/14/00                                    $1,477.16
Kevin Pereira                                                    993.75       6/14/00                                       993.75
Les Abeyta                                                     1,120.03       6/29/00                                     1,120.03
Tom Sheets                                                       407.09       6/29/00                                       407.09
Stacie Winslow                                                   687.87       6/29/00                                       687.87
Various                                                        5,716.00       6/8/00                                      5,716.00
Tom Skraby- Batch June1200-EXP                                 2,134.42       6/22/00                                     2,134.42
Lisa Duncan                                                      267.28       6/20/00                                       267.28
Kathie Magrath                                                   794.55       6/20/00                                       794.55
Les Abyeta                                                     1,047.00       6/22/00                                     1,047.00
Colleen Flanders                                                 253.54       6/22/00                                       253.54
Chris Laske                                                      357.11       6/22/00                                       357.11
Kevin Pereira                                                    749.29       6/22/00                                       749.29
Ariel Ramos                                                      829.94       6/22/00                                       829.94


                                   Page 50 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
Stacie Winslow                                                 1,016.53       6/22/00                                     1,016.53
Kenneth Majors                                                                6/28/00                                       657.24
Various                                                        2,417.82       6/16/00                                     2,417.82
Ariel Ramos                                                      480.47       6/14/00                                       480.47
Winslow                                                        3,333.50       6/14/00                                     3,333.50
Chris Laske                                                     539.22        6/14/00                                      539.22
                                                                -------                                                    ------
TOTAL EXPENSE REPORTS                                        $24,622.57                                                 $25,279.81

Time Warner Cable                                               $38.11        6/30/00                                      $38.11
                                                                -------                                                    ------
TOTAL REPAIRS & MAINTENANCE                                      $38.11                                                     $38.11

Various                                                        9,613.37       6/28/00                                     9,613.37
Compupay                                                          91.64       6/28/00                                        91.64
Misc operating (added)                                           826.88                                                     826.88
Misc (added)                                                  4,333.97                                                   4,333.97
                                                              ---------                                                  --------
TOTAL MISCELLANEOUS                                          $14,865.86                                                 $14,865.86

-----------------------------------------------------------------------------------------------------------------------------------
Total Resort Marketing International Inc.                   ,164,506.91                                              $3,198,571.25
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 51 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
SUNTERRA FINANCIAL SERVICES INC. CASE NO. 00-56965-JS
-----------------------------------------------------
H Hughs Properties                                           $24,294.20       6/8/00                                     24,294.20
Charleston West Mini Storage                                     995.00       6/28/00                                       995.00
Canyon Lakes                                                    800.00        6/8/00                                       800.00
                                                                -------                                                    ------
TOTAL PROPERTY RENT                                          $26,089.20                                                 $26,089.20

Copelco Capital                                                $439.19        6/28/00                                     $439.19
                                                               --------                                                   -------
TOTAL EQUIPMENT LEASES                                          $439.19                                                    $439.19

Petty Cash                                                      $717.43       6/28/00                                      $717.43
Reserve account -Pitney Bowes                                  2,500.00       6/28/00                                     2,500.00
Fed Ex                                                            62.09       6/28/00                                        62.09
Mr Plant                                                          10.73       6/28/00                                        10.73
UPS                                                              226.35       6/28/00                                       226.35
Laser World                                                   1,089.82        6/30/00                                    1,089.82
                                                              ---------                                                  --------
TOTAL OFFICE SUPPLIES                                         $4,606.42                                                  $4,606.42

Samatha Stephen                                              $2,000.00        6/28/00                                   $2,000.00
                                                             ----------                                                 ---------
TOTAL  COMMISSION                                             $2,000.00                                                  $2,000.00

Mydia Diaz                                                                    6/12/00                                       332.89
Keith Brown                                                      299.97       6/26/00                                       650.27
Carolyn Chuatiuco                                                485.46       6/26/00                                       564.23
William Love                                                      89.44       6/26/00                                     1,576.41
Jonathon Santa maria                                                          6/9/00                                        788.17
Various                                                                       6/9/00                                     21,194.11
Lillian Luu                                                       41.11       6/26/00                                     1,133.90
Allen Peterson                                                  485.52        6/26/00                                      485.52
                                                                -------                                                    ------
TOTAL EXPENSE REPORT                                          $1,401.50                                                 $26,725.50

Alarmo Co                                                        $97.00       6/28/00                                       $97.00
Mckesson Water Comp                                           1,500.00        6/19/00                                    1,500.00
                                                              ---------                                                  --------
TOTAL REPAIRS & MAINTENANCE                                   $1,597.00                                                  $1,597.00

Concord Servicing                                             $6,602.53       6/28/00                                    $6,602.53
Concord Servicing                                             4,287.04        6/28/00                                    4,287.04
                                                              ---------                                                  --------
TOTAL MISCELLANEOUS                                          $10,889.57                                                 $10,889.57

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SUNTERRA FINANCIAL SERVICES INC.                       $47,022.88                                                 $72,346.88
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 52 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
DESIGN INTERNATIONALE-RMI, INC. CASE NO. 00-5-8313-JS
-----------------------------------------------------
Brookline Furniture                                          $36,960.00       6/2/00                                    $36,960.00
Pieri Creations                                                4,737.60       6/12/00                                     4,737.60
Ultimate Manufacturing                                         8,391.60       6/12/00                                     8,391.60
Dina Caruso                                                      545.10       06/27/00                                       545.10
Richloom Fabric                                               18,286.08       6/27/00                                    18,286.08
Kicler Lighting                                                  795.90       6/28/00                                       795.90
Valley Forge                                                     170.30       6/28/00                                       170.30
Valley Forge                                                   6,484.02                         6/28/00                   6,484.02
Valley Forge                                                  10,709.04                         6/20/00                  10,709.04
David Dee & Company                                            8,240.75       6/21/00                                     8,240.75
Bryan Ashley                                                  75,271.00       6/22/00                                    75,271.00
Brookline Furniture                                            7,753.20       6/21/00                                     7,753.20
Richloom Fabric                                                  724.50       6/21/00                                       724.50
Majestic Resources                                            44,728.80       6/21/00                                    44,728.80

-----------------------------------------------------------------------------------------------------------------------------------
Total Design Internationale Inc.                            $223,797.89                                                $223,797.89
-----------------------------------------------------------------------------------------------------------------------------------



                                   Page 53 of 54

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
CONSOLIDATED CASH DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2000


                                                              POST-PETITION
                                                               OBLIGATION     CHECK                  WIRE
DEBTOR ENTITY AND INVOICE PAYABLE TO                            PAYMENT        DATE                  DATE                  TOTAL
POWHATAN ASSOCIATES. CASE NO. 00-56958-JS AND GREENSPRINGS ASSOCIATES 00-5-69
-----------------------------------------------------------------------------------------------------------------------------------
American Cancer Society                                         6/15/00                        500.00                     500.00
Cheryl Burruss                                                  6/15/00                      2,239.21                   2,239.21
Various                                                         6/15/00                     13,375.32                  13,375.32
Various                                                         6/22/00                     60,580.58                  60,580.58
Various Independent Contractors                                  6/8/00                     21,860.95                  21,860.95
Various                                                         6/28/00                     32,884.87                  32,884.87
RMI Virginia                                                    6/2/00                      26,000.00                  26,000.00
Compupay                                                        6/22/00                        251.87                     251.87
TOTAL COMMISSIONS                                                                         $157,692.80                 157,692.80

Greensprings                                                    6/28/00                       1,650.00                   1,650.00
Powhatan                                                        6/28/00                         799.00                     799.00
Powhatan Associates                                             6/22/00                       7,504.00                   7,504.00
Greensprings Associates                                         6/22/00                       7,738.00                   7,738.00
                                                                                            ---------                  --------
TOTAL ESCROW                                                                               $17,691.00                 $17,691.00

Various                                                         6/12/00                       7,472.85                   7,472.85
Various                                                         6/22/00                       1,944.77                   1,944.77
                                                                                            ---------                  --------
TOTAL EXPENSE REPORTS                                                                       $9,417.62                   9,417.62

City of Newport News                                            6/21/00                         704.13                     704.13
Commonwealth of Virginia                                        6/21/00                       1,761.84                   1,761.84
IRS                                                             6/21/00                         994.96                     994.96
Other                                                                                          852.00                     852.00
B Wilson                                                        6/22/00                         459.80                     459.80
                                                                                              -------                    ------
TOTAL MISCELLANEOUS                                                                         $4,772.73                  $4,772.73

Greensprings Office Park                                        6/14/00                      13,291.67                  13,291.67
Torsion Inc                                                     6/14/00                       9,125.00                   9,125.00
TR Orourk                                                       6/14/00                       1,000.00                   1,000.00
                                                                                            ---------                  --------
TOTAL PROPERTY RENT                                                                         23,416.67                  23,416.67

Ernest Miller                                                   6/22/00                         900.00                     900.00
Commonweath Information                                         6/28/00                          40.00                      40.00
Powhatan Plantation                                             6/22/00                         122.39                     122.39
Fedex                                                           6/22/00                         302.12                     302.12
Fed Ex                                                          6/28/00                         233.90                     233.90
BFI                                                             6/22/00                         284.04                     284.04
Diamond Spring                                                  6/28/00                          21.89                      21.89
                                                                                               ------                     ------
TOTAL MISCELLANEOUS                                                                         $1,904.34                  $1,904.34

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POWHATAN ASSOCIATES AND GREENSPRINGS ASSOCIATES*                                    $214,895.16                $214,895.16
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total of All Sunterra Debtors                                                                                         16,203,095
Total Payroll for all Debtors                                                                                          6,712,687
Payment to LSI                                                                                                         1,750,352
                                                                                                                       ---------
Total cash outflow                                                                                                    24,666,134
-----------------------------------------------------------------------------------------------------------------------------------

* Cash disbursements grouped for these debtors

                              SUNTERRA CORPORATION

                          CONSOLIDATED INCOME STATEMENT

                        FOR THE MONTH ENDED JUNE 30, 2000

                                                                    CONSOLIDATED
                                                                   JUNE 30, 2000
REVENUES:                                                          -------------

Vacation Interests sales                                           $ 14,418,986
Interest income                                                       3,109,984
Other income                                                          2,210,370
                                                                   ------------
     TOTAL REVENUES                                                  19,739,340
                                                                   ------------
COSTS & OPERATING EXPENSES:

Vacation Interests cost of sales                                      3,624,543
Advertising, sales and marketing                                     10,732,595
Provision for doubtful accounts                                         786,889
Loan portfolio expenses                                                 621,345
General and administrative                                            5,143,524
Depreciation and amortization                                         2,074,372
                                                                   ------------
     Total costs & operating expenses                                22,983,268
                                                                   ------------
(LOSS) INCOME FROM OPERATIONS                                        (3,243,928)
Interest expense                                                      2,820,649
Realized loss on available-for-sale securities                       11,332,282
Equity (gain) loss on investment in joint ventures                     (222,372)
Bankruptcy expenses                                                   2,941,718
                                                                   ------------
LOSS BEFORE PROVISION FOR TAXES                                     (20,116,205)
Provision for income taxes                                              469,773
                                                                   ------------
NET (LOSS) INCOME                                                  $(20,585,978)
                                                                   ============

SHARES OUTSTANDING:

    Basic                                                            36,006,309
    Diluted                                                          36,006,309

LOSS PER SHARE:

    Basic                                                          $      (0.57)
    Diluted                                                        $      (0.57)

                              SUNTERRA CORPORATION

                           CONSOLIDATED BALANCE SHEET

                               AS OF JUNE 30, 2000

                                                                    CONSOLIDATED
                                                                   JUNE 30, 2000
                                                                  --------------
ASSETS:

Cash and cash equivalents                                         $   21,677,760
Cash in escrow and restricted cash                                    34,560,306
Mortgages receivable, net                                            259,719,335
Retained interests                                                    29,112,332
Due from related parties                                              18,692,503
Other receivables, net                                                65,251,921
Prepaid expenses and other assets                                     18,945,720
Investment in joint ventures                                          19,770,526
Real estate and development costs                                    348,196,038
Property and equipment, net                                          132,702,413
Intangible assets, net                                               103,125,747
                                                                  --------------
       TOTAL ASSETS                                               $1,051,754,601
                                                                  ==============
LIABILITIES AND EQUITY:

Accounts payable subject to compromise                            $   86,513,395
Notes payable subject to compromise                                  479,604,379
Accounts payable not subject to compromise                            16,717,206
Accrued liabilities                                                   57,376,814
Income taxes payable                                                        --
Deferred taxes                                                         9,219,825
Notes payable not subject to compromise                              248,768,128
                                                                  --------------
       TOTAL LIABILITIES                                             898,199,747
                                                                  --------------
Stockholders' equity                                                 153,554,854
                                                                  --------------
       TOTAL LIABILITIES AND EQUITY                               $1,051,754,601
                                                                  ==============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CONSOLIDATED INCOME STATEMENT FOR ALL SUNTERRA DEBTORS

    FOR THE MONTH ENDED JUNE 30, 2000

                                                                    CONSOLIDATED
REVENUES:                                                          -------------

Vacation Interests sales                                           $  6,502,836
Interest income                                                       2,865,283
Other income (loss)                                                    (668,803)
                                                                   ------------
     TOTAL REVENUES                                                   8,699,316
                                                                   ------------
COSTS & OPERATING EXPENSES:

Vacation Interests cost of sales                                      1,828,745
Advertising, sales and marketing                                      6,330,896
Provision for doubtful accounts                                         764,646
Loan portfolio expenses                                                 619,209
General and administrative                                            3,176,589
Depreciation and amortization                                         1,524,395
                                                                   ------------
     Total costs & operating expenses                                14,244,480
                                                                   ------------
(LOSS) INCOME FROM OPERATIONS                                        (5,545,164)
Interest expense                                                      2,893,545
Realized loss on available-for-sale securities                       11,332,282
Equity (gain) loss on investment in joint ventures                         --
Bankruptcy expenses                                                   2,941,718
                                                                   ------------
LOSS BEFORE PROVISION FOR TAXES                                     (22,712,709)
Provision for income taxes                                                 --
                                                                   ------------
NET (LOSS) INCOME                                                  $(22,712,709)
                                                                   ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CONSOLIDATED BALANCE SHEET FOR ALL SUNTERRA CORPORATION DEBTORS

   AS OF JUNE 30, 2000

                                                                    CONSOLIDATED
                                                                   JUNE 30, 2000
                                                                    ------------
ASSETS:
Cash and cash equivalents                                           $ 13,069,450
Cash in escrow and restricted cash                                    20,673,814
Mortgages receivable, net                                            241,633,663
Retained interests                                                    29,112,332
Intercompany receivable                                              115,418,522
Due from related parties                                               7,066,849
Other receivables, net                                                54,469,870
Prepaid expenses and other assets                                     15,404,370
Investment in joint ventures                                           1,367,373
Real estate and development costs                                    291,907,194
Property and equipment, net                                           98,742,955
Intangible assets, net                                                57,180,759
                                                                    ------------
       TOTAL ASSETS                                                 $946,047,151
                                                                    ============
LIABILITIES AND EQUITY:

Accounts payable subject to compromise                              $ 86,513,395
Notes payable subject to compromise                                  479,604,379
Accounts payable not subject to compromise                             3,503,922
Accrued liabilities                                                   15,725,629
Income taxes payable                                                        --
Deferred taxes                                                         8,806,864
Notes payable not subject to compromise                              247,846,694
                                                                    ------------
       TOTAL LIABILITIES                                             842,000,883
                                                                    ------------
Stockholders' equity                                                 104,046,268
                                                                    ------------
       TOTAL LIABILITIES AND EQUITY                                 $946,047,151
                                                                    ============

                                                                                   Form No. 8
      United States Bankruptcy Court For the District of Maryland
      Office of the United States Trustee
      IN RE: Sunterra Corporation et al., Debtors
      Case No. 00-5-6931-JS  (Chapter 11)
      Consolidated Cash Flow for All Sunterra Corporation Debtors
         For the Month Ended June 30, 2000
      ----------------------------------------------------------------------------------------
      Beginning Cash Balance                                                         $711,531
      ----------------------------------------------------------------------------------------
      DIP Financing                                                               $25,000,000
      Interest Income on full DIP draw                                                $80,718

      DEPOSIT/COLLECTIONS
      Resort Deposits:                                                                $77,239
      Encore                                                                          337,180
      Rental Income                                                                   457,690
      Other-Design International                                                       17,293
      Premier                                                                       2,473,823
      Tour Sales                                                                        5,676
      Closing Costs                                                                   (6,799)
      Operating Refunds                                                               314,365
      Conversions                                                                      22,362
      Exit Package Sales                                                              272,578
      Escrow Funds                                                                    144,181
      Sunterra's Collections on Mortgages Receivable                                4,095,685
      Vacation Ownership Sales                                                        119,134
      Sunterra Finance Servicing Fee Income                                           168,074
      Tax Refunds                                                                      11,534
      HOA Property Insurance Reimbursement                                             48,419
      Non-Debtor Insurance Reimbursement                                               77,974
      Non-Debtor Reimbursements                                                        18,472
                                                                           -------------------

          Subtotal-Deposit/Collection Inflows                                      $8,654,879

      Resort Operating & Payroll Balances (added back)                  A          $3,726,294


      ----------------------------------------------------------------------------------------
      Total Cash Inflows                                                          $38,173,422
      ----------------------------------------------------------------------------------------


      OUTFLOWS:

      Operating-Corporate                                                          $1,048,519
      Operating-Sunterra Finance                                                       72,347
      Operating-Premier (Orlando)                                                   3,037,724
      Operating-Carlsbad                                                               69,031
      Operating-FATT                                                                   37,203
      Operating-Myrtle Beach                                                           82,985
      Operating-Resorts                                                             1,645,203
      Payroll-Corporate                                                             3,174,836
      Payroll-Sunterra Finance                                                        177,443
      Payroll-RMI                                                                     468,188
      Payroll-FATT                                                                    157,853
      Payroll-Resorts(S&W)                                                          2,719,368
      Bonus/Incentives-Resorts                                                         15,000
      Commissions-Pre                                                                 602,087
      Commissions-Post                                                                276,687
      HOA Subsidies & Maintenance Fees                                              2,108,334
      Health Claims                                                                   946,019
      Workers' Comp./GL Premiums                                                    1,377,746
      Insurance - Coverage Premiums                                                   891,525
      Past Due Ownershare Liability                                                    99,887
      IT Equipment Lease                                                              144,588
                                                                           -------------------
      Subtotal of Operating Outflows                                              $19,152,573

      CAPITAL EXPENDITURES & MAINTENANCE

      Hurricane Repairs                                                              $242,688

      INTEREST /FINANCING

      Interest on First Union Line                                                    $28,771
      Paydown on LSI Loan                                                          $1,750,352
      DIP Financing Fees                                                             $515,000


      OTHER

      Grand Beach HOA reimbursement                                                  $643,238
      Poipu Partnership                                                            $2,156,600
      Professional Fees                                                               $57,500
      Net amount of outstanding checks voided on 5/31 & debt payments to             $119,412
      non-debtors

      ----------------------------------------------------------------------------------------
      Total Outflows                                                              $24,666,134
      ----------------------------------------------------------------------------------------

      Ending Cash Balance                                                         $13,507,288
      June voided and missed checks                                                    97,325
      ----------------------------------------------------------------------------------------
      Balance per Bank Statement                                                  $13,604,613
      ----------------------------------------------------------------------------------------

      RECONCILIATION
      Bank Balances:

      First Union                                                                  $4,187,434
      Bank of America                                                                 132,974
      Salomon Smith Barney                                                          8,070,070
      Credit Card Reserve                                               b             297,371
      Resort Cash Accounts                                              a           4,532,613

      ----------------------------------------------------------------------------------------
      Total Bank Balances                                                         $17,220,462
      ----------------------------------------------------------------------------------------



      Less Outstanding Checks                                                     (3,852,687)
      Add Deposits in Transit                                           c             236,838

      ----------------------------------------------------------------------------------------
      Total Cash per Balance Sheet                                      d         $13,604,613
      ----------------------------------------------------------------------------------------

      Difference                                                                           $0


      NOTES TO DEBTORS' CASH FLOW

 a) Represents the funding of various bank accounts by the Corporate Office. Cash left the Corporate bank account (and is listed in the outflows) but due to timing issues, this cash is still in the cash accounts at resort levels.

 b) Chase credit card reserve is presented on the balance sheet as a reserve and not a cash balance.

 c)   Deposit in transit presented on the balance sheet as an other receivable.


      THE CONSOLIDATED AND LEGAL ENTITIES CASH FLOWS REPRESENT THE CASH ACTIVITY IN AND OUT OF THE CORPORATE MAIN ACCOUNTS THAT FUND ALL THE INDIVIDUAL RESORT CASH ACCOUNTS AND DO NOT REFLECT CASH FLOW FOR THE INDIVIDUAL CASH ACCOUNTS.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                     SUNTERRA
                                                                   CORPORATION
REVENUES:                                                          ------------
Vacation Interests sales                                           $  1,317,712
Interest income                                                            --
Other income (loss)                                                     272,830
                                                                   ------------
     TOTAL REVENUES                                                   1,590,542
                                                                   ------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        308,639
Advertising, sales and marketing                                      1,699,624
Provision for doubtful accounts                                         110,400
Loan portfolio expenses                                                      57
General and administrative                                            2,581,371
Depreciation and amortization                                         1,240,686
                                                                   ------------
     Total costs & operating expenses                                 5,940,777
                                                                   ------------
(LOSS) INCOME FROM OPERATIONS                                        (4,350,235)
Interest expense                                                      1,658,711
Realized loss on available-for-sale securities                       11,332,282
Bankruptcy expenses                                                   2,941,718
                                                                   ------------
LOSS BEFORE PROVISION FOR TAXES                                     (20,282,946)
Provision for income taxes                                                 --
                                                                   ------------
NET (LOSS) INCOME                                                  $(20,282,946)
                                                                   ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6931-JS (CHAPTER 11)
BALANCE SHEET
JUNE 30, 2000

                                                                     SUNTERRA
                                                                  CORPORATION
                                                                  -------------
ASSETS:
Cash and cash equivalents                                         $   9,958,237
Cash in escrow and restricted cash                                    4,938,017
Mortgages receivable, net                                                    --
Retained interests                                                           --
Intercompany receivable                                             377,945,849
Due from related parties                                              5,528,293
Other receivables, net                                               20,701,774
Prepaid expenses and other assets                                     7,436,477
Investment in joint ventures                                          1,502,420
Real estate and development costs                                   118,200,883
Property and equipment, net                                          79,816,019
Intangible assets, net                                               40,083,888
                                                                  -------------
       TOTAL ASSETS                                               $ 666,111,857
                                                                  =============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                            $  48,718,132
Notes payable subject to compromise                                 478,400,000
Accounts payable not subject to compromise                            1,366,410
Accrued liabilities                                                  13,817,143
Income taxes payable                                                         --
Deferred taxes                                                        8,787,944
Notes payable not subject to compromise                             138,179,747
                                                                  -------------
       TOTAL LIABILITIES                                            689,269,376
                                                                  -------------
Stockholders' equity                                                (23,157,519)
                                                                  -------------
       TOTAL LIABILITIES AND EQUITY                               $ 666,111,857
                                                                  =============

                                                                          Form 8
United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation  Debtor
Case No. 00-5-6931-JS  (Chapter 11)
Cash Flow for the Month Ended June 30, 2000

                                                                 SUNTERRA
                                                                CORPORATION
                                                                -----------
INFLOWS:
DIP Financing                                                   $ 25,000,000
Interest Income on full DIP draw                                $     80,718

DEPOSIT/COLLECTION
Resort Deposits:                                                $     63,243
Encore                                                               146,576
Rental Income                                                        414,467
Closing Costs                                                           (622)
Operating Refunds                                                     (2,635)
Conversions                                                           68,285
Exit Package Sales                                                    22,362
Management Fees                                                      272,578
Sunterra's Collections on Mortgages Receivable                       120,399
Vacation Ownership Sales                                           4,095,685
HOA Property Insurance Reimbursement                                  11,534
HOA WC/GL Insurance Reimbursement                                     48,419
Cash Sales                                                            77,974
Non-Debtor Reimbursements                                             94,567
Credit Card Collections Held in Reserve                               18,472
                                                                ------------
    Subtotal-Deposit/Collection Inflows                            5,451,303

Resort Operating & Payroll Balances (added back)             a  $  3,726,294

OTHER
Asset Sales                                                                0
                                                                ------------
Total Cash Inflows                                              $ 34,258,315

OUTFLOWS:
Operating-Corporate                                             $  1,048,519
Operating-FATT                                                        37,203
Operating-Resorts                                                    246,601
Payroll-Corporate                                                  3,174,836
Payroll-FATT                                                         157,853
Payroll-Resorts(S&W)                                                 667,494
Commissions-Pre                                                       41,826
Commissions-Post                                                      30,920
HOA Subsidies & Maintenance Fees                                   2,008,334
Health Claims                                                        946,019
Workers' Comp./GL Premiums                                         1,377,746
Insurance - Coverage Premiums                                        891,525
Past Due Owner Share Liability                                        99,887
IT Equipment Lease                                                   144,588
Professional Fees                                                     57,500
DIP Financing Fees                                                   515,000
                                                                ------------
Total Cash Outflows                                             $ 11,445,850


CAPITAL EXPENDITURES & MAINTENANCE
Hurricane Repairs                                               $    242,688

INTEREST/FINANCING
Interest on First Union Line                                    $     28,771
Paydown on LSI Loan                                             $  1,750,352
DIP Financing Fees                                              $    515,000

OTHER
Grand Beach HOA reimbursement                                   $    643,238
Poipu Partnership                                                  2,156,600
Professional Fees                                                     57,500
Net amount of outstanding checks voided on 5/31
& debt payments to non-debtors                                       119,412
                                                                ------------
Total Cash Outflow for Corporate                                $ 16,959,411
                                                                ------------

Note:
a) see consolidated cash flow for explanation

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6933-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                            AKGI
                                                                    ST. MAARTEN,
                                                                            N.V.
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                              $ 584,226
Interest income                                                           ---
Other income (loss)                                                   (417,400)
                                                               -----------------
     TOTAL REVENUES                                                     166,826
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        154,312
Advertising, sales and marketing                                        337,994
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                  13,004
General and administrative                                              100,775
Depreciation and amortization                                          (11,780)
                                                               -----------------
     Total costs & operating expenses                                   594,305
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                         (427,479)
Interest expense                                                        (3,137)
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                       (424,342)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                    $(424,342)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6933-JS (CHAPTER 11)
BALANCE SHEET
JUNE 30, 2000

                                                                            AKGI
                                                                    ST. MAARTEN,
                                                                            N.V.
                                                               -----------------
ASSETS:
Cash and cash equivalents                                             $ 752,146
Cash in escrow and restricted cash                                          799
Mortgages receivable, net                                             ---
Retained interests                                                    ---
Intercompany receivable                                             (4,484,661)
Due from related parties                                              1,745,329
Other receivables, net                                                2,507,365
Prepaid expenses and other assets                                       713,463
Investment in joint ventures                                          ---
Real estate and development costs                                    18,171,987
Property and equipment, net                                             362,224
Intangible assets, net                                                    6,375
                                                               -----------------
       TOTAL ASSETS                                                 $19,775,027
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                              $ 5,280,513
Notes payable subject to compromise                                   ---
Accounts payable not subject to compromise                            ---
Accrued liabilities                                                   ---
Income taxes payable                                                  ---
Deferred taxes                                                           18,920
Notes payable not subject to compromise                               ---
                                                               -----------------
       TOTAL LIABILITIES                                              5,299,433
                                                               -----------------
Stockholders' equity                                                 14,475,594
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $19,775,027
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: AKGI ST. MAARTEN, N.V., INC.
CASE NO. 00-5-6933-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                            AKGI
                                                                    ST. MAARTEN,
                                                                            N.V.

INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                       ($1,220)
Vacation Ownership Sales                                                119,134
                                                                ----------------
    Subtotal-Deposit/Collection Inflows                                 117,914

OTHER
Asset Sales                                                                   0
                                                                ----------------
Total Cash Inflows                                                      117,914

OUTFLOWS:
Operating-Resorts                                                       175,000
                                                                ----------------
Total Cash Outflows                                                    $175,000

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6934-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                     ALL SEASONS
                                                                     PROPERTIES,
                                                                            INC.
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                       $          ---
Interest income                                                           ---
Other income (loss)                                                       ---
                                                               -----------------
     TOTAL REVENUES                                                       ---
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                          ---
Advertising, sales and marketing                                          ---
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                   ---
General and administrative                                                ---
Depreciation and amortization                                             ---
                                                               -----------------
     Total costs & operating expenses                                     ---
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                             ---
Interest expense                                                          ---
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                           ---
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                              $          ---
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6934-JS (CHAPTER 11)
JUNE 30, 2000

                                                                     ALL SEASONS
                                                                      PROPERTIES
                                                                            INC.
                                                               -----------------
ASSETS:
Cash and cash equivalents                                      $         ---
Cash in escrow and restricted cash                                       ---
Mortgages receivable, net                                                ---
Retained interests                                                       ---
Intercompany receivable                                                (45,039)
Due from related parties                                                 ---
Other receivables, net                                                   ---
Prepaid expenses and other assets                                        ---
Investment in joint ventures                                             ---
Real estate and development costs                                        ---
Property and equipment, net                                              ---
Intangible assets, net                                                   ---
                                                               -----------------
       TOTAL ASSETS                                                 $  (45,039)
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                         $         ---
Notes payable subject to compromise                                      ---
Accounts payable not subject to compromise                               ---
Accrued liabilities                                                      ---
Income taxes payable                                                     ---
Deferred taxes                                                           ---
Notes payable not subject to compromise                                  ---
                                                               -----------------
       TOTAL LIABILITIES                                                 ---
                                                               -----------------
Stockholders' equity                                                   (45,039)
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $  (45,039)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6936-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                     ALL SEASONS
                                                                   RESORTS, INC.
                                                                            (AZ)
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                            $ 1,479,384
Interest income                                                          50,336
Other income (loss)                                                       7,237
                                                               -----------------
     TOTAL REVENUES                                                   1,536,956
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        409,397
Advertising, sales and marketing                                      1,268,907
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                  45,529
General and administrative                                              140,145
Depreciation and amortization                                            28,017
                                                               -----------------
     Total costs & operating expenses                                 1,891,995
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                         (355,039)
Interest expense                                                       (34,815)
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                       (320,224)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                   $ (320,224)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6936-JS (CHAPTER 11)
BALANCE SHEET
JUNE 30, 2000

                                                                     ALL SEASONS
                                                                   RESORTS, INC.
                                                                            (AZ)
                                                               -----------------
ASSETS:
Cash and cash equivalents                                            $  178,623
Cash in escrow and restricted cash                                    3,235,060
Mortgages receivable, net                                             2,289,682
Retained interests                                                   ---
Intercompany receivable                                              28,457,244
Due from related parties                                                  3,533
Other receivables, net                                                7,213,569
Prepaid expenses and other assets                                     1,359,508
Investment in joint ventures                                         ---
Real estate and development costs                                    31,560,164
Property and equipment, net                                           1,972,563
Intangible assets, net                                               ---
                                                               -----------------
       TOTAL ASSETS                                                 $76,269,946
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                              $ 4,568,896
Notes payable subject to compromise                                  ---
Accounts payable not subject to compromise                              242,144
Accrued liabilities                                                     782,759
Income taxes payable                                                 ---
Deferred taxes                                                       ---
Notes payable not subject to compromise                               1,911,878
                                                               -----------------
       TOTAL LIABILITIES                                              7,505,677
                                                               -----------------
Stockholders' equity                                                 68,764,269
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $76,269,946
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: ALL SEASONS RESORTS, INC. (AZ)
CASE NO. 00-5-6936-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                     ALL SEASONS
                                                                   RESORTS, INC.
                                                                            (AZ)
INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits                                                           (892)
Encore                                                                   20,742
Tour Sales                                                                  248
Closing Costs                                                           (4,164)
Operating Refunds                                                       115,026
Escrow Funds                                                              6,096

                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                $137,056

OTHER
Asset Sales                                                                   0

                                                               -----------------
Total Cash Inflows                                                     $137,056

OUTFLOWS:
Operating-Resorts                                                      $576,231
Payroll-Resorts(S&W)                                                    560,519
Bonus/Incentives-Resorts                                                 15,000
Commissions-Pre                                                         425,000
Commissions-Post                                                        146,838

                                                               -----------------
Total Cash Outflows                                                  $1,723,589

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6937-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                     ALL SEASONS
                                                                   RESORTS, INC.
                                                                            (TX)
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                              $   5,222
Interest income                                                         ---
Other income (loss)                                                     ---
                                                               -----------------
     TOTAL REVENUES                                                       5,222
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        ---
Advertising, sales and marketing                                         20,498
Provision for doubtful accounts                                         ---
Loan portfolio expenses                                                 ---
General and administrative                                                1,980
Depreciation and amortization                                             2,487
                                                               -----------------
     Total costs & operating expenses                                    24,965
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                          (19,743)
Interest expense                                                        ---
Realized loss on available-for-sale securities                          ---
Bankruptcy expenses                                                     ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                        (19,743)
Provision for income taxes                                              ---
                                                               -----------------
NET (LOSS) INCOME                                                   $  (19,743)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6937-JS (CHAPTER 11)
BALANCE SHEET
JUNE 30, 2000

                                                                     ALL SEASONS
                                                                  RESORTS, INC.,
                                                                            (TX)
                                                               -----------------
ASSETS:
Cash and cash equivalents                                             $   3,399
Cash in escrow and restricted cash                                       81,231
Mortgages receivable, net                                               ---
Retained interests                                                      ---
Intercompany receivable                                             (6,645,473)
Due from related parties                                               (34,106)
Other receivables, net                                                  951,180
Prepaid expenses and other assets                                        36,457
Investment in joint ventures                                            ---
Real estate and development costs                                     3,762,250
Property and equipment, net                                              86,538
Intangible assets, net                                                  ---
                                                               -----------------
       TOTAL ASSETS                                               $ (1,758,524)
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                               $  233,017
Notes payable subject to compromise                                     ---
Accounts payable not subject to compromise                               13,494
Accrued liabilities                                                      29,411
Income taxes payable                                                    ---
Deferred taxes                                                          ---
Notes payable not subject to compromise                                 ---
                                                               -----------------
       TOTAL LIABILITIES                                                275,922
                                                               -----------------
Stockholders' equity                                                (2,034,446)
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                               $ (1,758,524)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: ALL SEASONS RESORTS, INC. (TX)
CASE NO. 00-5-6937-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                     ALL SEASONS
                                                                   RESORTS, INC.
                                                                            (TX)
INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                           $329
Encore                                                                    4,229
Tour Sales                                                                 (66)
Operating Refunds                                                         1,054
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                  $5,547

OTHER
Asset Sales                                                                   0
                                                               -----------------
Total Cash Inflows                                                       $5,547

OUTFLOWS:
Operating-Resorts                                                           673
Payroll-Resorts(S&W)                                                      7,149
                                                               -----------------
Total Cash Outflows                                                      $7,822

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6945-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                           GRAND
                                                                       BEACH, LP
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                             $  562,441
Interest income                                                        ---
Other income (loss)                                                      49,424
                                                               -----------------
     TOTAL REVENUES                                                     611,865
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        149,821
Advertising, sales and marketing                                        201,044
Provision for doubtful accounts                                        ---
Loan portfolio expenses                                                ---
General and administrative                                               89,163
Depreciation and amortization                                            23,960
                                                               -----------------
     Total costs & operating expenses                                   463,988
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                           147,877
Interest expense                                                       ---
Realized loss on available-for-sale securities                         ---
Bankruptcy expenses                                                    ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                         147,877
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                    $  147,877
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6945-JS
BALANCE SHEET
JUNE 30, 2000

                                                                           GRAND
                                                                       BEACH, LP
                                                               -----------------
ASSETS:
Cash and cash equivalents                                              $ 39,426
Cash in escrow and restricted cash                                    3,190,894
Mortgages receivable, net                                             ---
Retained interests                                                    ---
Intercompany receivable                                            (10,107,872)
Due from related parties                                                322,655
Other receivables, net                                                5,440,626
Prepaid expenses and other assets                                       194,758
Investment in joint ventures                                          ---
Real estate and development costs                                    19,535,699
Property and equipment, net                                             665,553
Intangible assets, net                                                   53,444
                                                               -----------------
       TOTAL ASSETS                                                 $19,335,183
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                              $ 4,588,814
Notes payable subject to compromise                                   ---
Accounts payable not subject to compromise                              122,157
Accrued liabilities                                                     103,600
Income taxes payable                                                  ---
Deferred taxes                                                        ---
Notes payable not subject to compromise                               ---
                                                               -----------------
       TOTAL LIABILITIES                                              4,814,571
                                                               -----------------
Stockholders' equity                                                 14,520,612
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $19,335,183
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: GRAND BEACH RESORT, LIMITED PARTNERSHIP
CASE NO. 00-5-6945-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                     GRAND BEACH
                                                                      RESORT, LP
INFLOWS:
DEPOSIT/COLLECTION
Encore                                                                  $64,421
Escrow Funds                                                             34,963
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                 $99,384

OTHER
Asset Sales                                                                   0
                                                               -----------------
Total Cash Inflows                                                      $99,384

OUTFLOWS:
Operating-Resorts                                                       $64,127
Payroll-Resorts(S&W)                                                     76,569
Commissions-Pre                                                           8,044
Commissions-Post                                                         20,301
                                                               -----------------
Total Cash Outflows                                                    $169,042

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6946-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                    GREENSPRINGS
                                                                      ASSOCIATES
-------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                            $   855,680
Interest income                                                        ---
Other income (loss)                                                       7,169
                                                              ------------------
     TOTAL REVENUES                                                     862,849
                                                              ------------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        247,505
Advertising, sales and marketing                                        707,719
Provision for doubtful accounts                                        ---
Loan portfolio expenses                                                ---
General and administrative                                               45,588
Depreciation and amortization                                            13,478
                                                              ------------------
     Total costs & operating expenses                                 1,014,290
                                                              ------------------
(LOSS) INCOME FROM OPERATIONS                                         (151,441)
Interest expense                                                       ---
Realized loss on available-for-sale securities                         ---
Bankruptcy expenses                                                    ---
                                                              ------------------
LOSS BEFORE PROVISION FOR TAXES                                       (151,441)
Provision for income taxes                                               ---
                                                              ------------------
NET (LOSS) INCOME                                                  $  (151,441)
                                                              ==================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6946-JS
BALANCE SHEET
JUNE 30, 2000

                                                                    GREENSPRINGS
                                                                      ASSOCIATES
                                                             -------------------

ASSETS:
Cash and cash equivalents                                           $    35,050
Cash in escrow and restricted cash                                      963,359
Mortgages receivable, net                                              ---
Retained interests                                                     ---
Intercompany receivable                                              18,897,097
Due from related parties                                               (59,825)
Other receivables, net                                                1,301,724
Prepaid expenses and other assets                                        45,775
Investment in joint ventures                                           ---
Real estate and development costs                                    12,582,241
Property and equipment, net                                           1,854,687
Intangible assets, net                                                 ---
                                                             -------------------
       TOTAL ASSETS                                                $ 35,620,108
                                                             ===================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                             $  1,609,772
Notes payable subject to compromise                                    ---
Accounts payable not subject to compromise                             ---
Accrued liabilities                                                       2,968
Income taxes payable                                                   ---
Deferred taxes                                                         ---
Notes payable not subject to compromise                                ---
                                                             -------------------
       TOTAL LIABILITIES                                              1,612,740
                                                             -------------------
Stockholders' equity                                                 34,007,368
                                                             -------------------
       TOTAL LIABILITIES AND EQUITY                                $ 35,620,108
                                                             ===================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6947-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                    GREENSPRINGS
                                                                      PLANTATION
                                                                   RESORTS, INC.
-------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                      $          ---
Interest income                                                          ---
Other income (loss)                                                      ---
                                                              ------------------
     TOTAL REVENUES                                                      ---
                                                              ------------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                         ---
Advertising, sales and marketing                                         ---
Provision for doubtful accounts                                          ---
Loan portfolio expenses                                                  ---
General and administrative                                               ---
Depreciation and amortization                                            ---
                                                              ------------------
     Total costs & operating expenses                                    ---
                                                              ------------------
(LOSS) INCOME FROM OPERATIONS                                            ---
Interest expense                                                         ---
Realized loss on available-for-sale securities                           ---
Bankruptcy expenses                                                      ---
                                                              ------------------
LOSS BEFORE PROVISION FOR TAXES                                          ---
Provision for income taxes                                               ---
                                                              ------------------
NET (LOSS) INCOME                                             $          ---
                                                              ==================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6947-JS (CHAPTER 11)
JUNE 30, 2000

                                                                    GREENSPRINGS
                                                                      PLANTATION
                                                                   RESORTS, INC.
                                                              ------------------
ASSETS:
Cash and cash equivalents                                     $          ---
Cash in escrow and restricted cash                                       ---
Mortgages receivable, net                                                ---
Retained interests                                                       ---
Intercompany receivable                                                 416,447
Due from related parties                                                 ---
Other receivables, net                                                        6
Prepaid expenses and other assets                                        ---
Investment in joint ventures                                           (810,271)
Real estate and development costs                                        ---
Property and equipment, net                                              ---
Intangible assets, net                                                   ---
                                                              ------------------
       TOTAL ASSETS                                                $  (393,818)
                                                              ==================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                        $          ---
Notes payable subject to compromise                                      ---
Accounts payable not subject to compromise                               ---
Accrued liabilities                                                      ---
Income taxes payable                                                     ---
Deferred taxes                                                           ---
Notes payable not subject to compromise                                  ---
                                                              ------------------
       TOTAL LIABILITIES                                                 ---
                                                              ------------------
Stockholders' equity                                                  (393,818)
                                                              ------------------
       TOTAL LIABILITIES AND EQUITY                                $  (393,818)
                                                              ==================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6948-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                          HARICH
                                                                           TAHOE
                                                                     DEVELOPMENT
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                       $          ---
Interest income                                                           ---
Other income (loss)                                                       ---
                                                               -----------------
     TOTAL REVENUES                                                       ---
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                          ---
Advertising, sales and marketing                                          ---
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                       4
General and administrative                                                ---
Depreciation and amortization                                            58,618
                                                               -----------------
     Total costs & operating expenses                                    58,622
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                          (58,622)
Interest expense                                                          ---
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                        (58,622)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                   $  (58,622)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6948-JS (CHAPTER 11)
JUNE 30, 2000

                                                                          HARICH
                                                                           TAHOE
                                                                     DEVELOPMENT
                                                               -----------------
ASSETS:
Cash and cash equivalents                                      $          ---
Cash in escrow and restricted cash                                        ---
Mortgages receivable, net                                                 ---
Retained interests                                                        ---
Intercompany receivable                                             (3,747,420)
Due from related parties                                                  ---
Other receivables, net                                                  467,451
Prepaid expenses and other assets                                        14,522
Investment in joint ventures                                              ---
Real estate and development costs                                       467,478
Property and equipment, net                                             127,679
Intangible assets, net                                                4,704,577
                                                               -----------------
       TOTAL ASSETS                                                 $ 2,034,287
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                               $   41,222
Notes payable subject to compromise                                   1,154,643
Accounts payable not subject to compromise                                ---
Accrued liabilities                                                       ---
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                                   ---
                                                               -----------------
       TOTAL LIABILITIES                                              1,195,865
                                                               -----------------
Stockholders' equity                                                    838,422
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $ 2,034,287
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: HARICH TAHOE DEVELOPMENT
CASE NO. 00-5-6948-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                          HARICH
                                                                           TAHOE
                                                                     DEVELOPMENT

INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                           ($4)
Encore                                                                      479
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                    $475

OTHER
Asset Sales

                                                               -----------------
Total Cash Inflows                                                         $475

OUTFLOWS:
                                                               -----------------
Total Cash Outflows                                                          $0

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6952-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                      LAKE TAHOE
                                                                          RESORT
                                                                   PARTNERS, LLC
-------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                             $1,129,838
Interest income                                                          ---
Other income (loss)                                                     139,236
                                                              ------------------
     TOTAL REVENUES                                                   1,269,074
                                                              ------------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        448,050
Advertising, sales and marketing                                        561,811
Provision for doubtful accounts                                          ---
Loan portfolio expenses                                                   3,206
General and administrative                                               95,283
Depreciation and amortization                                             8,197
                                                              ------------------
     Total costs & operating expenses                                 1,116,547
                                                              ------------------
(LOSS) INCOME FROM OPERATIONS                                           152,527
Interest expense                                                         ---
Realized loss on available-for-sale securities                           ---
Bankruptcy expenses                                                      ---
                                                              ------------------
LOSS BEFORE PROVISION FOR TAXES                                         152,527
Provision for income taxes                                               ---
                                                              ------------------
NET (LOSS) INCOME                                                   $   152,527
                                                              ==================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6952-JS (CHAPTER 11)
JUNE 30, 2000

                                                                      LAKE TAHOE
                                                                          RESORT
                                                                   PARTNERS, LLC
                                                              ------------------
ASSETS:
Cash and cash equivalents                                              $ 81,008
Cash in escrow and restricted cash                                      981,908
Mortgages receivable, net                                                ---
Retained interests                                                       ---
Intercompany receivable                                            (30,150,998)
Due from related parties                                                990,356
Other receivables, net                                                  546,662
Prepaid expenses and other assets                                       213,309
Investment in joint ventures                                             ---
Real estate and development costs                                    46,364,631
Property and equipment, net                                             256,383
Intangible assets, net                                                   ---
                                                              ------------------
       TOTAL ASSETS                                                $ 19,283,259
                                                              ==================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                             $  5,071,522
Notes payable subject to compromise                                      ---
Accounts payable not subject to compromise                              126,297
Accrued liabilities                                                     119,168
Income taxes payable                                                     ---
Deferred taxes                                                           ---
Notes payable not subject to compromise                                  ---
                                                              ------------------
       TOTAL LIABILITIES                                              5,316,987
                                                              ------------------
Stockholders' equity                                                 13,966,272
                                                              ------------------
       TOTAL LIABILITIES AND EQUITY                                $ 19,283,259
                                                              ==================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: LAKE TAHOE RESORT PARTNERS,  LLC
CASE NO. 00-5-6952-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                      LAKE TAHOE
                                                                          RESORT
                                                                   PARTNERS, LLC

INFLOWS:
DEPOSIT/COLLECTION
Encore                                                                  $16,417
Operating Refunds                                                       130,000
                                                              ------------------
    Subtotal-Deposit/Collection Inflows                                $146,417

OTHER
Asset Sales                                                                  $0
                                                              ------------------
Total Cash Inflows                                                     $146,417

OUTFLOWS:
Operating-Resorts                                                      $167,875
Payroll-Resorts(S&W)                                                    360,778
Commissions-Post                                                         35,181

                                                              ------------------
Total Cash Outflows                                                    $563,834

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6954-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                             MMG
                                                                     DEVELOPMENT
                                                                           CORP.
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                           $   167,485

Interest income                                                           ---
Other income (loss)                                                    (39,407)
                                                               -----------------
     TOTAL REVENUES                                                     128,079
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                         27,685
Advertising, sales and marketing                                        460,746
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                   ---
General and administrative                                              136,047
Depreciation and amortization                                            32,833
                                                               -----------------
     Total costs & operating expenses                                   657,311
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                         (529,232)
Interest expense                                                          ---
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                       (529,232)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                   $ (529,232)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6954-JS (CHAPTER 11)
JUNE 30, 2000

                                                                             MMG
                                                                     DEVELOPMENT
                                                                           CORP.
                                                               -----------------
ASSETS:
Cash and cash equivalents                                            $   60,930
Cash in escrow and restricted cash                                    1,584,545
Mortgages receivable, net                                                 ---
Retained interests                                                        ---
Intercompany receivable                                            (24,010,265)
Due from related parties                                                 50,757
Other receivables, net                                                1,844,183
Prepaid expenses and other assets                                     1,206,898
Investment in joint ventures                                              ---
Real estate and development costs                                    21,926,164
Property and equipment, net                                           5,679,688
Intangible assets, net                                                    ---
                                                               -----------------
       TOTAL ASSETS                                                 $ 8,342,900
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                              $ 3,554,205
Notes payable subject to compromise                                       ---
Accounts payable not subject to compromise                              164,391
Accrued liabilities                                                     (9,315)
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                                   ---
                                                               -----------------
       TOTAL LIABILITIES                                              3,709,281
                                                               -----------------
Stockholders' equity                                                  4,633,619
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $ 8,342,900
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: MMG DEVELOPMENT CORP.
CASE NO. 00-5-6954-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                             MMG
                                                                     DEVELOPMENT
                                                                           CORP.

INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                       ($3,288)
Encore                                                                   43,561
Rental Income                                                              (30)
Tour Sales                                                                (336)
Escrow Funds                                                              (429)
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                 $39,477

OTHER
Asset Sales
                                                               -----------------
Total Cash Inflows                                                      $39,477

OUTFLOWS:
Operating-Resorts                                                       $73,814
Payroll-Resorts(S&W)                                                    139,793
Commissions-Pre                                                          38,090
Commissions-Post                                                         17,820
HOA Subsidies & Maintenance Fees                                        100,000

                                                               -----------------
Total Cash Outflows                                                    $369,517

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6957-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                      PORT ROYAL
                                                                      RESORT, LP
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                            $  (14,200)
Interest income                                                           ---
Other income (loss)                                                       ---
                                                               -----------------
     TOTAL REVENUES                                                    (14,200)
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        (5,160)
Advertising, sales and marketing                                         11,905
Provision for doubtful accounts                                           2,843
Loan portfolio expenses                                                   ---
General and administrative                                               22,827
Depreciation and amortization                                             4,976
                                                               -----------------
     Total costs & operating expenses                                    37,391
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                          (51,591)
Interest expense                                                          ---
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                        (51,591)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                   $  (51,591)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6957-JS (CHAPTER 11)
JUNE 30, 2000

                                                                      PORT ROYAL
                                                                      RESORT, LP
                                                               -----------------
ASSETS:
Cash and cash equivalents                                           $   (9,501)
Cash in escrow and restricted cash                                      282,080
Mortgages receivable, net                                                 ---
Retained interests                                                        ---
Intercompany receivable                                                 105,698
Due from related parties                                                119,442
Other receivables, net                                                  803,185
Prepaid expenses and other assets                                       148,175
Investment in joint ventures                                              ---
Real estate and development costs                                       420,505
Property and equipment, net                                             145,960
Intangible assets, net                                                    7,851
                                                               -----------------
       TOTAL ASSETS                                                 $ 2,023,395
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                               $  577,154
Notes payable subject to compromise                                       ---
Accounts payable not subject to compromise                                ---
Accrued liabilities                                                       ---
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                                   ---
                                                               -----------------
       TOTAL LIABILITIES                                                577,154
                                                               -----------------
Stockholders' equity                                                  1,446,241
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $ 2,023,395
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: PORT ROYAL RESORT, L.P.
CASE NO. 00-5-6957-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                      PORT ROYAL
                                                                      RESORT, LP

INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                         ($176)
Encore                                                                      149
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                   ($27)

OTHER
Asset Sales

                                                               -----------------
Total Cash Inflows                                                        ($27)

OUTFLOWS:
Operating-Resorts                                                        $8,088
Payroll-Resorts(S&W)                                                      1,500
                                                               -----------------
Total Cash Outflows                                                      $9,588

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6958-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                        POWHATAN
                                                                      ASSOCIATES
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                             $  251,857
Interest income                                                          25,764
Other income (loss)                                                       6,216
                                                               -----------------
     TOTAL REVENUES                                                     283,836
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                         52,318
Advertising, sales and marketing                                        248,081
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                   6,858
General and administrative                                               39,042
Depreciation and amortization                                             9,361
                                                               -----------------
     Total costs & operating expenses                                   355,660
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                          (71,824)
Interest expense                                                         10,144
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                        (81,968)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                   $  (81,968)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6958-JS (CHAPTER 11)
JUNE 30, 2000

                                                                        POWHATAN
                                                                      ASSOCIATES
                                                               -----------------
ASSETS:
Cash and cash equivalents                                            $  325,505
Cash in escrow and restricted cash                                    1,718,845
Mortgages receivable, net                                             6,269,061
Retained interests                                                        ---
Intercompany receivable                                              10,239,921
Due from related parties                                                159,582
Other receivables, net                                              (2,108,943)
Prepaid expenses and other assets                                         7,870
Investment in joint ventures                                        (6,321,735)
Real estate and development costs                                     9,591,663
Property and equipment, net                                              64,298
Intangible assets, net                                                  318,131
                                                               -----------------
       TOTAL ASSETS                                                $ 20,264,198
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                               $  850,981
Notes payable subject to compromise                                       ---
Accounts payable not subject to compromise                                   85
Accrued liabilities                                                       2,118
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                               1,559,266
                                                               -----------------
       TOTAL LIABILITIES                                              2,412,450
                                                               -----------------
Stockholders' equity                                                 17,851,748
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                $ 20,264,198
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: POWHATAN ASSOCIATES AND GREENSPRINGS ASSOCIATES
CASE NO. 00-5-6958-JS  AND 00-5-6946- JS (CHAPTER 11)
COMBINED CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                        POWHATAN
                                                                      ASSOCIATES
                                                                             AND
                                                                    GREENSPRINGS
                                                                      ASSOCIATES
INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                       ($2,763)
Encore                                                                   39,848
Rental Income                                                            38,723
Tour Sales                                                              (2,287)
Escrow Funds                                                           (16,848)
                                                              ------------------
    Subtotal-Deposit/Collection Inflows                                 $56,673

OTHER
Asset Sales

                                                              ------------------
Total Cash Inflows                                                      $56,673

OUTFLOWS:
Operating-Resorts                                                      $108,055
Payroll-Resorts(S&W)                                                    580,059
Commissions-Pre                                                          82,134
Commissions-Post                                                         24,706

                                                              ------------------
Total Cash Outflows                                                    $794,955

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6961-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                          RESORT
                                                                       MARKETING
                                                                  INTERNATIONAL,
                                                                            INC.
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                            $  (10,990)
Interest income                                                           ---
Other income (loss)                                                       ---
                                                               -----------------
     TOTAL REVENUES                                                    (10,990)
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        (3,226)
Advertising, sales and marketing                                        681,486
Provision for doubtful accounts                                         241,359
Loan portfolio expenses                                                   ---
General and administrative                                                4,185
Depreciation and amortization                                            39,593
                                                               -----------------
     Total costs & operating expenses                                   963,397
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                         (974,387)
Interest expense                                                          ---
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                       (974,387)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                   $ (974,387)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6961-JS (CHAPTER 11)
JUNE 30, 2000

                                                                          RESORT
                                                                       MARKETING
                                                                  INTERNATIONAL,
                                                                            INC.
                                                               -----------------
ASSETS:
Cash and cash equivalents                                            $  639,007
Cash in escrow and restricted cash                                      777,601
Mortgages receivable, net                                                 ---
Retained interests                                                        ---
Intercompany receivable                                             (4,062,707)
Due from related parties                                            (1,710,482)
Other receivables, net                                                1,086,675
Prepaid expenses and other assets                                     2,996,571
Investment in joint ventures                                              ---
Real estate and development costs                                         ---
Property and equipment, net                                           1,133,706
Intangible assets, net                                                1,418,319
                                                               -----------------
       TOTAL ASSETS                                                 $ 2,278,690
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                              $ 4,635,564
Notes payable subject to compromise                                       ---
Accounts payable not subject to compromise                              372,590
Accrued liabilities                                                     536,630
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                                   ---
                                                               -----------------
       TOTAL LIABILITIES                                              5,544,784
                                                               -----------------
Stockholders' equity                                                (3,266,094)
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $ 2,278,690
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: RESORT MARKETING INTERNATIONAL, INC.
CASE NO. 00-5-6961-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                          RESORT
                                                                       MARKETING

                                                                  INTERNATIONAL,
                                                                            INC.

INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                        $ 10,010
Encore                                                                       559
Rental Income                                                              4,530
Ticket Sales                                                           2,473,823
Tour Sales                                                                 8,739
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                               $2,497,661

OTHER
Asset Sales
                                                               -----------------
Total Cash Inflows                                                    $2,497,661

OUTFLOWS:
Operating-Premier (Orlando)                                           $3,037,724
Operating-Carlsbad                                                        69,031
Operating-Myrtle Beach                                                    82,985
Operating-Resorts                                                            918
Payroll-Premier                                                          260,000
Payroll-Carlsbad                                                         155,921
Payroll-Myrtle Beach                                                      52,267
Payroll-Resorts(S&W)                                                     175,720
Commissions-Pre                                                            6,993
Commissions-Post                                                             920
                                                               -----------------
Total Cash Outflows                                                  $3,842,479

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6962-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                     RIDGE POINT
                                                                         LIMITED
                                                                     PARTNERSHIP
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                            $  (11,950)
Interest income                                                           ---
Other income (loss)                                                       ---
                                                               -----------------
     TOTAL REVENUES                                                    (11,950)
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                        (3,187)
Advertising, sales and marketing                                         54,534
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                      73
General and administrative                                               13,771
Depreciation and amortization                                             ---
                                                               -----------------
     Total costs & operating expenses                                    65,191
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                          (77,141)
Interest expense                                                          ---
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                        (77,141)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                   $  (77,141)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6962-JS (CHAPTER 11)
JUNE 30, 2000

                                                                     RIDGE POINT
                                                                         LIMITED
                                                                     PARTNERSHIP
                                                               -----------------
ASSETS:
Cash and cash equivalents                                            $    7,316
Cash in escrow and restricted cash                                        ---
Mortgages receivable, net                                                 ---
Retained interests                                                        ---
Intercompany receivable                                               (880,093)
Due from related parties                                                  ---
Other receivables, net                                                  306,525
Prepaid expenses and other assets                                         ---
Investment in joint ventures                                          (130,047)
Real estate and development costs                                     1,876,123
Property and equipment, net                                               ---
Intangible assets, net                                                    ---
                                                               -----------------
       TOTAL ASSETS                                                 $ 1,179,824
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                         $          ---
Notes payable subject to compromise                                       ---
Accounts payable not subject to compromise                                ---
Accrued liabilities                                                       ---
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                                   ---
                                                               -----------------
       TOTAL LIABILITIES                                                  ---
                                                               -----------------
Stockholders' equity                                                  1,179,824
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $ 1,179,824
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: RIDGE POINT LIMITED PARTNERSHIP
CASE NO. 00-5-6962-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                     RIDGE POINT
                                                                         LIMITED
                                                                     PARTNERSHIP
INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                             $0
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                      $0

OTHER
Asset Sales

                                                               -----------------
Total Cash Inflows                                                           $0

OUTFLOWS:
                                                               -----------------
Total Cash Outflows                                                          $0

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6966-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                        SUNTERRA
                                                                      ST. CROIX,
                                                                            INC.
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                             $  186,171
Interest income                                                          18,309
Other income (loss)                                                   (840,927)
                                                               -----------------
     TOTAL REVENUES                                                   (636,447)
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                         42,591
Advertising, sales and marketing                                         76,547
Provision for doubtful accounts                                          15,825
Loan portfolio expenses                                                   1,887
General and administrative                                                4,312
Depreciation and amortization                                            51,316
                                                               -----------------
     Total costs & operating expenses                                   192,478
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                         (828,925)
Interest expense                                                            126
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                       (829,051)
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                   $ (829,051)
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6966-JS (CHAPTER 11)
JUNE 30, 2000

                                                                        SUNTERRA
                                                                      ST. CROIX,
                                                                            INC.
                                                               -----------------
ASSETS:
Cash and cash equivalents                                            $  439,347
Cash in escrow and restricted cash                                      126,717
Mortgages receivable, net                                             2,028,472
Retained interests                                                        ---
Intercompany receivable                                            (10,672,857)
Due from related parties                                               (21,899)
Other receivables, net                                                1,567,239
Prepaid expenses and other assets                                       476,349
Investment in joint ventures                                              ---
Real estate and development costs                                     7,442,806
Property and equipment, net                                           5,738,756
Intangible assets, net                                                    ---
                                                               -----------------
       TOTAL ASSETS                                                 $ 7,124,930
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                              $ 3,256,702
Notes payable subject to compromise                                      29,736
Accounts payable not subject to compromise                                ---
Accrued liabilities                                                       ---
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                                   ---
                                                               -----------------
       TOTAL LIABILITIES                                              3,286,438
                                                               -----------------
Stockholders' equity                                                  3,838,492
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $ 7,124,930
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA ST. CROIX, INC.
CASE NO. 00-5-56966-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000
                                                                        SUNTERRA
                                                                       ST. CROIX
INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                             $0
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                       0

OTHER
Asset Sales

                                                               -----------------
Total Cash Inflows                                                           $0

OUTFLOWS:
Payroll-Resorts(S&W)                                                   $149,785
                                                               -----------------
Total Cash Outflows                                                    $149,785

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6965-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                        SUNTERRA
                                                                       FINANCIAL
                                                                  SERVICES, INC.
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                       $         ---
Interest income                                                       2,770,874
Other income (loss)                                                     140,668
                                                               -----------------
     TOTAL REVENUES                                                   2,911,543
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                          ---
Advertising, sales and marketing                                          ---
Provision for doubtful accounts                                         394,219
Loan portfolio expenses                                                 548,591
General and administrative                                            (121,470)
Depreciation and amortization                                            22,653
                                                               -----------------
     Total costs & operating expenses                                   843,993
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                         2,067,550
Interest expense                                                      1,262,516
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                         805,034
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                                    $  805,034
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6965-JS (CHAPTER 11)
JUNE 30, 2000

                                                                        SUNTERRA
                                                                       FINANCIAL
                                                                  SERVICES, INC.
                                                               -----------------
ASSETS:
Cash and cash equivalents                                            $  558,954
Cash in escrow and restricted cash                                    2,792,758
Mortgages receivable, net                                           234,916,278
Retained interests                                                   29,112,332
Intercompany receivable                                           (232,127,398)
Due from related parties                                               (26,786)
Other receivables, net                                                7,845,911
Prepaid expenses and other assets                                       450,163
Investment in joint ventures                                              ---
Real estate and development costs                                         ---
Property and equipment, net                                             838,901
Intangible assets, net                                               10,588,174
                                                               -----------------
       TOTAL ASSETS                                                $ 54,949,287
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                              $ 1,815,759
Notes payable subject to compromise                                       ---
Accounts payable not subject to compromise                            1,049,755
Accrued liabilities                                                     341,147
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                             106,195,803
                                                               -----------------
       TOTAL LIABILITIES                                            109,402,464
                                                               -----------------
Stockholders' equity                                               (54,453,177)
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                $ 54,949,287
                                                               =================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA FINANCIAL SERVICES, INC.
CASE NO. 00-5-6965-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                        SUNTERRA
                                                                       FINANCIAL
                                                                  SERVICES, INC.

INFLOWS:
DEPOSIT/COLLECTION
Resort Deposits:                                                        $12,000
Tax Refunds                                                             168,074
                                                               -----------------
    Subtotal-Deposit/Collection Inflows                                $180,074

OTHER
Asset Sales                                                                  $0

                                                               -----------------
Total Cash Inflows                                                     $180,074

OUTFLOWS:
Operating-Sunterra Finance                                              $72,347
Payroll-Sunterra Finance                                                177,442
                                                               -----------------
Total Cash Outflows                                                    $249,789

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6964-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                       RKG, INC.
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                       $          ---
Interest income                                                           ---
Other income (loss)                                                       ---
                                                               -----------------
     TOTAL REVENUES                                                       ---
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                          ---
Advertising, sales and marketing                                          ---
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                   ---
General and administrative                                                ---
Depreciation and amortization                                             ---
                                                               -----------------
     Total costs & operating expenses                                     ---
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                             ---
Interest expense                                                          ---
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                           ---
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                              $         ---
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6964-JS (CHAPTER 11)
JUNE 30, 2000

                                                                       RKG, INC.
                                                               -----------------
ASSETS:
Cash and cash equivalents                                              $     3
Cash in escrow and restricted cash                                        ---
Mortgages receivable, net                                           (3,869,830)
Retained interests                                                        ---
Intercompany receivable                                               3,018,416
Due from related parties                                                  ---
Other receivables, net                                                3,899,830
Prepaid expenses and other assets                                         ---
Investment in joint ventures                                          4,304,952
Real estate and development costs                                         ---
Property and equipment, net                                               ---
Intangible assets, net                                                    ---
                                                               -----------------
       TOTAL ASSETS                                                 $ 7,353,371
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                               $  281,469
Notes payable subject to compromise                                      20,000
Accounts payable not subject to compromise                                ---
Accrued liabilities                                                       ---
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                                   ---
                                                               -----------------
       TOTAL LIABILITIES                                                301,469
                                                               -----------------
Stockholders' equity                                                  7,051,902
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $ 7,353,371
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-6967-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                    WILLIAMSBURG
                                                                      VACATIONS,
                                                                            INC.
--------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                       $          ---
Interest income                                                           ---
Other income (loss)                                                       ---
                                                               -----------------
     TOTAL REVENUES                                                       ---
                                                               -----------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                          ---
Advertising, sales and marketing                                          ---
Provision for doubtful accounts                                           ---
Loan portfolio expenses                                                   ---
General and administrative                                                ---
Depreciation and amortization                                             ---
                                                               -----------------
     Total costs & operating expenses                                     ---
                                                               -----------------
(LOSS) INCOME FROM OPERATIONS                                             ---
Interest expense                                                          ---
Realized loss on available-for-sale securities                            ---
Bankruptcy expenses                                                       ---
                                                               -----------------
LOSS BEFORE PROVISION FOR TAXES                                           ---
Provision for income taxes                                                ---
                                                               -----------------
NET (LOSS) INCOME                                              $          ---
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-6967-JS (CHAPTER 11)
JUNE 30, 2000

                                                                    WILLIAMSBURG
                                                                      VACATIONS,
                                                                            INC.
                                                               -----------------
ASSETS:
Cash and cash equivalents                                      $          ---
Cash in escrow and restricted cash                                        ---
Mortgages receivable, net                                                 ---
Retained interests                                                        ---
Intercompany receivable                                                 114,091
Due from related parties                                                  ---
Other receivables, net                                                      250
Prepaid expenses and other assets                                       100,000
Investment in joint ventures                                          2,822,054
Real estate and development costs                                         4,600
Property and equipment, net                                               ---
Intangible assets, net                                                    ---
                                                               -----------------
       TOTAL ASSETS                                                 $ 3,040,995
                                                               =================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                         $          ---
Notes payable subject to compromise                                       ---
Accounts payable not subject to compromise                                ---
Accrued liabilities                                                       ---
Income taxes payable                                                      ---
Deferred taxes                                                            ---
Notes payable not subject to compromise                                   ---
                                                               -----------------
       TOTAL LIABILITIES                                                  ---
                                                               -----------------
Stockholders' equity                                                  3,040,995
                                                               -----------------
       TOTAL LIABILITIES AND EQUITY                                 $ 3,040,995
                                                               =================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASE NO. 00-5-8313-JS (CHAPTER 11)
INCOME STATEMENT
FOR THE MONTH ENDED JUNE 30, 2000

                                                                          DESIGN
                                                                 INTERNATIONALE-
                                                                       RMI, INC.
-------------------------------------------------------------------------------
REVENUES:
Vacation Interests sales                                      $          ---
Interest income                                                          ---
Other income (loss)                                                      45,314
                                                              ------------------
     TOTAL REVENUES                                                      45,314
                                                              ------------------
COSTS & OPERATING EXPENSES:
Vacation Interests cost of sales                                         ---
Advertising, sales and marketing                                         ---
Provision for doubtful accounts                                          ---
Loan portfolio expenses                                                  ---
General and administrative                                               23,570
Depreciation and amortization                                            ---
                                                              ------------------
     Total costs & operating expenses                                    23,570
                                                              ------------------
(LOSS) INCOME FROM OPERATIONS                                            21,744
Interest expense                                                         ---
Realized loss on available-for-sale securities                           ---
Bankruptcy expenses                                                      ---
                                                              ------------------
LOSS BEFORE PROVISION FOR TAXES                                          21,744
Provision for income taxes                                               ---
                                                              ------------------
NET (LOSS) INCOME                                                    $   21,744
                                                              ==================

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
CASE NO. 00-5-8313-JS (CHAPTER 11)
JUNE 30, 2000

                                                                          DESIGN
                                                                 INTERNATIONALE-
                                                                       RMI, INC.
                                                              ------------------
ASSETS:
Cash and cash equivalents                                     $          ---
Cash in escrow and restricted cash                                       ---
Mortgages receivable, net                                                ---
Retained interests                                                       ---
Intercompany receivable                                               3,158,542
Due from related parties                                                 ---
Other receivables, net                                                   94,658
Prepaid expenses and other assets                                         4,075
Investment in joint ventures                                             ---
Real estate and development costs                                        ---
Property and equipment, net                                              ---
Intangible assets, net                                                   ---
                                                              ------------------
       TOTAL ASSETS                                                $  3,257,275
                                                              ==================
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                             $  1,429,673
Notes payable subject to compromise                                      ---
Accounts payable not subject to compromise                               46,599
Accrued liabilities                                                      ---
Income taxes payable                                                     ---
Deferred taxes                                                           ---
Notes payable not subject to compromise                                  ---
                                                              ------------------
       TOTAL LIABILITIES                                              1,476,272
                                                              ------------------
Stockholders' equity                                                  1,781,003
                                                              ------------------
       TOTAL LIABILITIES AND EQUITY                                $  3,257,275
                                                              ==================

                                                                          FORM 8

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: DESIGN INTERNATIONALE
CASE NO. 00-5-8313-JS  (CHAPTER 11)
CASH FLOW FOR THE MONTH ENDED JUNE 30, 2000

                                                                          DESIGN
                                                                  INTERNATIONALE
INFLOWS:
DEPOSIT/COLLECTION
Other-Design International                                               17,293
                                                              ------------------
    Subtotal-Deposit/Collection Inflows                                 $17,293

OTHER
Asset Sales                                                                  $0

                                                              ------------------
Total Cash Inflows                                                      $17,293

OUTFLOWS:
Operating-Resorts                                                       223,822
                                                              ------------------
Total Cash Outflows                                                    $223,822